EXHIBIT 10.6

[Translation from German]

Lease Agreement

for office spaces

between

Jupiter EINHUNDERTVIERUNDFÜNFZIG GmbH, Dürener Strasse 295, D-50935 Cologne,

– hereinafter referred to as the “Landlord” –

and

Trivago GmbH

Bennigsen-Platz 1

D-40474 Düsseldorf

– hereinafter referred to as the “Tenant” –

– hereinafter collectively referred to as the “Parties” –

[Translation from German]

TABLE OF CONTENTS

PREAMBLE, CONDITION PRECEDENT		4

1.	LEASE OBJECT	5

2.	LEASE PURPOSE	17

3.	SUBLEASING/REFERRAL OF FOLLOW-ON TENANTS/CHANGE OF CONTROL	17

4.	LEASE TERM	19

5.	HANDOVER OF THE LEASE OBJECT	19

6.	SHIFTING OF CONSTRUCTION COSTS	24

7.	TERMINATION	24

8.	RENT	25

9.	INDEX CLAUSE	26

10.	ANCILLARY COSTS	26

11.	PAYMENT AND BILLING PROCEDURES, SET-OFF, RETENTION, REDUCTION OF RENT	29

12.	RENTAL SECURITY/BANK GUARANTEE	30

13.	VALUE-ADDED TAX	31

14.	TENANT’S LIABILITY AND LEGAL DUTY TO MAINTAIN SAFETY	32

15.	PREVENTIVE AND CORRECTIVE MAINTENANCE	32

16.	INSTALLATION OF SIGNS, ADVERTISING STRUCTURES AND DESIGN OF THE OUTSIDE FRONT	35

17.	STRUCTURAL ALTERATIONS BY THE TENANT	36

18.	MINOR REPAIRS AND STRUCTURAL ALTERATIONS BY THE LANDLORD	36

19.	OBLIGATION OF THE TENANT TO TAKE OUT INSURANCE	37

20.	RETURN OF THE LEASE OBJECT	37

21.	ACCESS TO THE LEASE OBJECT BY THE LANDLORD	38

22.	CONFIDENTIALITY AND PUBLICITY	39

23.	SECURITY IN REM FOR THE RIGHT TO LEASE	39

24.	MISCELLANEOUS	40

25.	FINAL PROVISIONS	40

[Translation from German]

ANNEXES

Annex 1	Site location plan

Annex 2	General layout plans

Annex 3	Standard for Calculating the Rental Area of Commercial Premises (RA-C) [Richtlinie zur Berechnung der Mietfläche für gewerblichen Raum (MF-G)] as last amended in 2012

Annex 4	Building specifications

Annex 5	Preliminary design [Vorentwurfsplanung] according to the Official Scale of Fees for Services by Architects and Engineers [Honorarordnung für Architekten und Ingenieure – HOAI], Work Phase [Leistungsphase] 2 – including views

Annex 6	List of Ancillary Costs

Annex 7	German Operating Costs Ordinance

Annex 8	Bank guarantee

Annex 9	Tenant’s interior/furnishing plan (like Annex 5)

Annex 10	List of competitors

Annex 11	Plans of the spaces to be handed over by 28 February 2018

Annex 12	Plans of the spaces to be handed over by 15 April 2018

Annex 13	Plans of the spaces to be handed over by 31 May 2018

Annex 14	Comfort Letter template

Annex 15	Site plan re. clause 1.12

Annex 16	Spaces to which the Special Termination Right applies

Annex 17	Expedia, Inc. Guarantee template

Annex 18	Tenancy easement template

Annex 19	Landlord’s power of attorney

In the event of conflicts between the Annexes listed above and the provisions of this Lease Agreement, the provisions of this Lease Agreement shall prevail over those of the Annexes, including if the provisions of this Lease Agreement make reference to the Annex concerned.

[Translation from German]

PREAMBLE, CONDITION PRECEDENT

(a)	The Landlord has changed the name of the company to “Immofinanz Medienhafen GmbH” and relocated its registered office to Cologne; these changes were notified to the Commercial Register on 13 July 2015. Its business address will then be Hildeboldplatz 20 in D-50672 Cologne.

(b)	The Landlord intends to acquire ownership of a plot of land at Kesselstrasse/Holzstrasse in the Media Harbour area in Düsseldorf, registered under subdistrict of Hamm, plot 40, subplots 633, 634 and 636 (hereinafter referred to as the “Site”).

Therefore, this Agreement is subject to the condition precedent of the Landlord entering into a valid notarised purchase agreement on the acquisition of the Site by 30 September 2015 (hereinafter referred to as the “Condition Precedent”). If a purchase agreement is not entered into by that date, the Condition Precedent shall be deemed to not have been met.

The Site is currently undeveloped and the Landlord intends to build a total of two buildings (hereinafter referred to as the “Property”) on the Site in two phases of construction. The bigger of the two building structures with an open passageway in the bottom part will be built during the first construction phase. The second phase of construction is to be performed at a later point, possibly as a high-rise building. The Tenant intends to lease major parts of the Property as soon as they are ready for occupancy and plans to lease further building parts in the future if appropriate. To this end, one of the two planned buildings shall be built on a turnkey basis and leased by the Tenant. Moreover, it is intended to grant the Tenant a right of lease linked to an obligation to perform the work with respect to the second building in its entirety.

The Parties acknowledge that, as at the date of this Lease Agreement, only a preliminary design has been prepared for the Property. The design for the Property will be developed further depending on how the technical situation and the situation regarding authority requirements and economic conditions develops. The Tenant will be given the opportunity to take part in this further development to be able to design the Property in a target-oriented manner and carry out the wishes of the Tenant in the Property. However, the Parties have already negotiated the basic terms to be observed and laid them down in the construction plans attached hereto as Annexes 4, 5 and 9 and in the building specifications and in clause 1.4.

(c)	The building permit for the building has not yet been applied for. The Landlord undertakes to submit a complete application for a building permit for the first phase of construction with the municipality of Düsseldorf by 16 November 2015. In the event that the building permit is not granted in suitable form, the Parties agree that the Lease Agreement shall be terminated in accordance with the following provisions, specifically in accordance with clause 1.5 (b), 3rd paragraph.

(d)	On its website www.trivago.de, the Tenant offers the world’s largest online hotel search. The Tenant currently employs approx. 900 staff at three sites in Düsseldorf. The leases of the existing sites are due to expire by 30 June 2018. The Tenant intends to continue its business operations at a single site which can accommodate up to 2,100 staff.

[Translation from German]

Now, therefore the Parties agree as follows:

1.	LEASE OBJECT

1.1	The Lease Object is located on the Site marked in Annex 1 (site location plan). The Landlord leases to the Tenant the office spaces, terrace spaces, parking spaces and storage spaces highlighted in red, the roof surfaces highlighted in blue and, for shared use, the outdoor areas highlighted in green in the planning documents attached hereto as Annex 2 (general layout plans) (hereinafter referred to as the “Lease Object”).

1.2	The size of the Lease area is as follows:

(a)	Office spaces according to gif (RA-C-1a + RA-C-2) (Annex 3)	approx. 25,900.00 m²

(b)	Storage, server and archiving spaces in the basement	approx. 500 m²

(c)	Parking spaces in the basement	250

(d)	Terrace spaces	approx. 3,430.00 m²

(e)	Outdoor spaces	approx. 350.00 m²

(f)	Roof surfaces	approx. 2,490.00 m²

Common areas are leased on a pro rata basis. External walls and roof surfaces of the Lease Object which are not under lease pursuant to clause 1.2 (f) and wall surfaces located outside the Lease areas may be used by the Tenant in accordance with clause 16 of this Agreement. Outdoor areas are leased for joint use; access to those spaces by others (other tenants, the public) shall be tolerated by the Tenant.

1.3	After completion of the Lease area, the Landlord shall determine the exact size of the spaces specified above by way of site measurements within nine months of handover pursuant to clause 5.1 (c). The final area calculation/site measurements shall be determined according to the “Standard for Calculating the rental area of commercial premises (RA-C)” [Richtlinie zur Berechnung der Mietfläche für gewerblichen Raum (MF-G)] issued by gif Gesellschaft für Immobilienwirtschaftliche Forschung e. V. (as amended on 1 May 2012) (gif standard RA-C) on the basis of the final revised plans by way of a planimetric survey. If the complete and final revision plans are not received by nine months after handover, the Landlord shall have the site measurements of the Lease Object taken. The Standard for Calculating the Rental Area of Commercial Premises (RA-C) [Richtlinie zur Berechnung der Mietfläche für gewerblichen Raum (MF-G)] as last amended on 1 May 2012 is attached hereto as Annex 3 and forms an integral part of this Agreement. This determination shall be binding on both Parties, unless the Tenant raises specific objections, and submits its own site measurements, within a maximum of 3 months from receipt of the site measurements.

[Translation from German]

In the event of a deviation in area sizes, the following shall apply:

(i)	In the event that the actual size of the Lease areas is up to 1.5% greater or smaller than that specified in clause 1.2 (a) and (b) of this Lease Agreement, this shall not have any influence on the amount of the rent payable.

(ii)	In the event that the actual size of the Lease areas is more than 1.5% but less than 2.5% greater or smaller than that specified in clause 1.2 (a) and (b) of this Lease Agreement, the rent shall be adjusted for the difference; however, the deviation in area size by up to 1.5% shall not be taken into account, i.e. it shall not have any influence on the amount of the rent payable.

(iii)	In the event that the actual size of the Lease areas is more than 2.5% smaller than that specified in clause 1.2 (a) and (b) of this Lease Agreement, the rent shall be adjusted for the difference; however, lit. (i) and (ii) above shall apply to the deviation in area size by up to 2.5%.

(iv)	In the event that terrace spaces and outdoor areas are greater than specified, this shall not have any effect on the amount of the rent payable; the number of leased parking spaces is agreed to be fixed at 250 parking spaces. If additional terraces and/or roof terraces are built at the written request of the Tenant, such variation request shall be deemed a special request and shall also not have any influence on the amount of the rent payable.

(v)	In the event that the actual size of the Lease areas is more than 2.5% greater than that specified in clause 1.2 (a) and (b) of this Lease Agreement, this shall not have any influence on the amount of the rent payable as long as those spaces are not used by the Tenant. The Landlord shall not lease any spaces which result from the fact that the actual area sizes are greater than those specified to third parties, even if the Tenant does not use them at all.

(vi)	The square-metre based apportionments for the Lease Object shall in any event be paid according to the actual area sizes determined by the binding site measurements. For the purposes of Ancillary Costs accounting, any spaces pursuant to clause 1.3 (v) which are not used by the Tenant shall be deemed vacant spaces. Allowances and tolerance limits shall not be taken into account for this purpose.

(vii)	Neither the Landlord nor the Tenant can derive any rights from the fact that the actual area sizes are greater or smaller after three years have expired since Commencement of the Lease pursuant to clause 4.1 of this Lease Agreement. Neither the Landlord nor the Tenant shall be entitled to any further rights.

1.4

Subject to the following provisions concerning potential changes, the Leased spaces shall be produced at the cost of the Landlord in accordance with the building specifications attached hereto as Annex 4 and the preliminary design [Vorentwurfsplanung] according to the Official Scale of Fees for Services by Architects and Engineers [Honorarordnung für Architekten

[Translation from German]

und Ingenieure – HOAI], Work Phase [Leistungsphase] 2 (including views) attached hereto as Annexes 5 and 9. Any information contained, for instance, in brochures and planning documents which deviates from the building specifications and planning documents is neither part of the contractual agreement nor authoritative.

The Landlord shall build the Lease Object so as to ensure that its execution complies with the acknowledged rules of technology in force at the time of construction of the Property and – as far as the structural condition of the Lease Object is concerned – with the requirements of the German Workplace Regulations [Arbeitsstättenverordnung – ArbeitsstättenVO] and the German Workplace Directives [Arbeitsstättenrichtlinien] according to the Tenant’s type of use and the applicable statutory provisions and the building permit. The Landlord shall therefore be under an obligation to produce the Lease Object so that the requirements of the German Workplace Regulations [Arbeitsstättenverordnung – ArbeitsstättenVO] and the German Workplace Directives [Arbeitsstättenrichtlinien] regarding compliance with the required air exchange rate, room temperatures, lighting and ingress of daylight, sanitary facilities and safety and regarding the spaces available per employee, based on the Tenant’s interior concept/furnishing plan attached hereto as Annex 9 and the plan to accommodate up to 2,100 staff in the Lease area (provided, however, that, in order to determine the areas available for work places for staff, the spaces taken up by the lobby and the cafeteria according to the plans attached hereto as Annex 5 and an area of at least approx. 5,183 m² for conference rooms, meeting rooms and the Think Tank and all other spaces not suitable for use as work places (i.e. leased roof surfaces, corridors etc.) have to be deducted) can be met. Moreover, this Lease Agreement is based on the assumption that the Lease areas are used as an open-plan office with horizontally arranged fire compartments and 400 m² units which are connected with one another by structural means through large, concealed fire doors which close automatically only in case of a fire in such a manner that a division into 400 m² units is not visually noticeable. This shall not apply to the doors opening from the lift lobbies to the Lease areas. Moreover, the Landlord shall produce the Property so as to ensure that staff meetings attended by over 300 participants (assemblies) can be held at the cafeteria and in the lobby, i.e. that those spaces meet the structural conditions applicable to spaces of public assembly [Versammlungsstätten]. Moreover, the structural conditions must be created to allow use of the Internet and means of mobile communication (e.g. mobile phones, iPhones, etc.) in all above-ground parts of the Property at all times without restrictions as to charging times, transmission and/or audio quality.

1.5	The Tenant is aware that the planning for the new construction measures is not yet complete as at the date this Lease Agreement is entered into and that, as at the date of this Lease Agreement, only a preliminary design and the interior concept/furnishing plan of the Tenant (Annex 9) have been prepared. The building permit has not yet been granted. Further modifications to the Lease Object and/or amendments to the building specifications may be made, both in the course of the further specific fit-out planning of the Tenant and in the course of the official permit procedure, and for technical reasons, or because of design needs. The Tenant will be given the opportunity to take part in this further development to be able to design the Property in a target-oriented manner and carry out the wishes of the Tenant in the Property.

[Translation from German]

(a)	In this respect, the Parties agree as follows:

(i)	The Landlord shall have the right to adjust the documents referred to in Annexes 2 and 4 as far as may become necessary in the context of the building permit procedure – in particular to ensure that [the project] is capable of being approved or to comply with requirements or conditions imposed by the authorities –, provided that the standard shown in Annexes 4 and 5/9 and the room heights and the Lease Object as a whole must not be changed materially, this must not cause any additional costs for the Tenant and the entrances and interior access must not be modified.

(ii)	Modifications which are expedient from an economic standpoint shall be permitted only with the prior consent of the Tenant which shall not be unreasonably withheld.

(iii)	The Landlord shall inform the Tenant in writing, submitting plans and descriptions of the deviation, of all adjustments pursuant to clause 1.5 (a) (i) and of all adjustments which materially affect the use of the Lease Object.

In the event that the Lease Object, the design as an open-plan office, the room heights and/or the fit-out standard are changed to a more than minor extent as a result of the intended adjustments, or if the Landlord intends to modify the entrances and/or interior access, the Landlord shall be required to obtain the prior consent of the Tenant.

The Tenant may object to such modifications in writing within twelve (12) business days of receipt of the notification referred to above; otherwise the modification shall be deemed approved.

(iv)	The Tenant shall give its consent to modifications pursuant to (ii) and (iii) above unless it has good cause to withhold its consent. Good cause shall be deemed to exist in particular if the suitability of the Lease Object for the Lease Purpose agreed in clause 2 is impaired to a more than minor extent due to the modification, or if the modification increases the ancillary and operating costs or affects the use of the Lease area in accordance with the contract or the running of operating processes intended by the Tenant and/or communication. In the event of disagreement about the extent of the effects of a modification, the Parties shall search for contract-friendly solutions promptly in order to adapt the originally agreed scope of the construction works as far as possible to the changed surrounding circumstances by considering the function of the Lease Object.

(v)	If modifications pursuant to this clause 1.5 are made, the rent shall be adequately reduced. If the Parties do not reach agreement on the extent by which the rent is to be reduced, this shall be

[Translation from German]

determined, with binding effect on the Parties, by a publicly appointed and sworn expert to be named by the Chamber of Industry and Commerce having local jurisdiction. The expert shall also decide on the costs of his involvement by analogous application of Secs. 91 et seq. of the German Code of Civil Procedure [Zivilprozessordnung – ZPO]. The Tenant shall not be entitled to any further claims based on such modifications of the Lease Object within the meaning of clause 1.5.

(vi)	In no event must modifications pursuant to this clause 1.5 result in the standards of quality, comfort and use agreed in Annexes 4, 5 and 9 and in clause 1.4 being fallen short of.

(vii)	After completion of the preliminary design, final design and planning application [Vorentwurfs-, Entwurfs- und Genehmigungsplanung], the Landlord shall present the design results to the Tenant and shall in each case provide a full set of plans including an explanatory report (hereinafter referred to as the “Design Documentation”) to the Tenant for review. If the Design Documentation includes any changes to Annexes 4, 5 and 9 and/or to the basic standards pursuant to clause 1.4, the Landlord shall clearly and specifically point this out to the Tenant. The Tenant shall review the Design Documentation for each design phase for consistency with the interior/furnishing plan of the Tenant in terms of the layout of the rooms and shall notify the Landlord of any objections within 14 business days of receipt. If the Design Documentation includes changes to the layout of the rooms and/or to the basic standards pursuant to clause 1.4 and the Landlord clearly and specifically pointed this out to the Tenant upon submission of the Design Documentation, the Design Documentation shall be deemed acknowledged, as far as the layout of the rooms is concerned, as the scope of construction works to be performed under this Lease Agreement, unless the Tenant objects in writing (fax being sufficient) within 14 business days of receipt. If the Design Documentation includes changes to Annexes 4, 5 and 9 and/or to the basic standards pursuant to clause 1.4, they shall be deemed rejected unless the Tenant agrees to them in writing (fax being sufficient) within 14 business days of receipt, unless such changes do not require consent pursuant to clauses 1.5 (a) (i) and (ii). Any objections shall be directly incorporated by the Landlord in the current design and/or, in the event that there is any disagreement about the objections of the Tenant, the objections shall be negotiated. If the Parties do not reach agreement on whether and to what extent the objections are justified, this shall be determined, with binding effect on the Parties, by a publicly appointed and sworn expert to be named by the Chamber of Industry and Commerce having local jurisdiction. The expert shall also decide on the costs of his involvement by analogous application of Secs. 91 et seq. of the German Code of Civil Procedure [Zivilprozessordnung – ZPO]. For the sake of clarification, the Tenant does not accept any responsibility for the design.

[Translation from German]

(b)	The Landlord shall obtain the building permits and permits for use for the production and use of the Lease Object as described in clause 2.1 and/or as modified according to the foregoing provisions. In particular, it must be possible to use the Lease Object as an open-plan office divided into 400 m² units as described in clause 1.4.

The Landlord shall submit the building permit or the refusal notice to the Tenant for information within 10 days of receipt.

If the executable building permit/permit for use for the production and use of the Lease area specified in Annex 1, 2, 4, 5 and 9 and in clause 1.4 is not granted by 31 July 2016 at the latest, both Parties shall have the right to rescind this Lease Agreement. The notice of rescission must be sent by registered letter or by means of similar evidentiary value to prove receipt. In the event of rescission, the Landlord shall pay a contractual penalty of EUR 1,000,000.00 (one million euros), unless the Tenant is responsible for the fact that the building permit was not granted. The contractual penalty shall be due and payable immediately upon presentation of a corresponding invoice by the Tenant. Beyond that, any mutual claims of the Parties associated with the exercise of the rescission right shall be excluded. The right of rescission shall lapse on 31 October 2016, at the latest, however, upon grant of the executable building permit.

1.6	In the event that the Tenant requests variations to the planning application [Genehmigungsplanung] developed pursuant to clause 1.5 with respect to the works to be performed by the Landlord and makes such a request after the planning application (application for a building permit) has been submitted to the municipality of Düsseldorf, the Parties agree as follows:

(a)	If and to the extent that the Tenant wishes a variation of the works to be performed by the Landlord (cf. clauses 1.4 and 1.5), it shall notify the Landlord of this in writing, enclosing supporting documents which are comprehensible both technically and in terms of planning. This shall also apply to the structural works and other works required for its intended type of use which go beyond the works to be performed by the Landlord.

(b)	The Landlord shall be under an obligation to comply with such variation requests and/or to perform such additional works if

(i)	the variations and/or additional works can be implemented as far as technical and structural matters are concerned,

(ii)	the variations and/or additional works are still possible at the current stage of construction,

(iii)	the variations and/or additional works are not contrary to the Lease Purpose agreed by contract,

(iv)	the variations and/or additional works are not contrary to building permits already granted or any other permits under public law required for the construction of the building, unless the Tenant undertakes to procure any subsequent permit which may be required at its own risk and expense.

[Translation from German]

(c)	Within a period of 15 business days of notification to the Landlord of a request for variation or additional works, the Landlord shall inform the Tenant of the approximate additional costs to be expected, including increased costs of financing and overheads of the Landlord, if applicable, and – if variation requests are made after 30 June 2017 – of the potential delay in handover (cf. clause 1.6 (e)) as an estimate with an accuracy of ±15%. Clause 1.6 (f) shall be decisive for calculating any additional costs. If the Tenant confirms within 5 business days of receipt of the notification that the design regarding the variation can be proceeded with, the Landlord shall carry out the specific design work regarding the variation at a cost; otherwise the variation request shall be deemed rejected.

(d)	If the Tenant confirms pursuant to clause 1.6 (c) that the variation request regarding the design can be proceeded with, the Landlord shall have the specific design work regarding the variation within a reasonable period of time and shall inform the Tenant of the design regarding the variation together with a specific price offer (comprising the costs of construction and incidental costs of construction, the costs of bridge financing and overheads) and – if variation requests are made after 30 June 2017 – of the potential delay in handover (cf. clause 1.6 (e)). Clause 1.6 (f) shall be decisive for calculating any additional costs. If the Tenant commissions the variation or the additional works within two weeks of receipt of the notification, the Landlord shall carry out the variation or additional works at the cost and within the deadlines it indicated; otherwise the variation request shall be deemed rejected. If a variation request is rejected and the cost and/or the delay of the handover date is over 15% greater than what the Landlord had estimated, the costs of the design work shall be borne by the Landlord itself.

(e)	The latest possible time of handover specified by the Parties pursuant to clause 5.1 (a) – (c) shall not be affected by variation requests of the Tenant if the Tenant communicates its variation request by 30 June 2017. If the Tenant communicates any variation requests only after that date, the handover date agreed in clause 5.1 shall be postponed – provided that the Tenant places an order for the variation or additional works – to the new handover date agreed in accordance with the offer pursuant to clause 1.6 (d). This date shall then be deemed the latest possible handover date and shall also be the date to be referred to for the purposes of rescission and contractual penalty pursuant to clause 5.2.

(f)	The standard price list included in Annex 4 shall in any event be the basis for calculation of the additional costs, if applicable to the variation. The additional costs and works not carried out shall be applied at the prices specified therein. In addition, the Landlord may apply a planning surcharge and general contractor’s surcharge of 16%.

(g)	The Landlord shall keep a record of all changes which shall document all variation requests of the Tenant, their progress in terms of costs and the decisions made by the Parties in this regard on an ongoing basis. The Landlord shall make this change record available to the Tenant upon request.

[Translation from German]

1.7	Apart from that, i.e. beyond the scope of works to be undertaken by the Landlord pursuant to clauses 1.4 to 1.6, the Tenant shall, at its own cost, prepare and furnish the Lease Object so as to be ready for operation.

1.8	Any structural alterations to be made in the context of the preparation of the Lease Object shall be subject to the consent of the Landlord only in accordance with the specific provisions of clause 17.

1.9	In the event that the Parties amend the underlying building specifications, the planning documents and the resulting obligation of the Tenant to bear the costs of that in accordance with clauses 1.5 to 1.6, such amendments must be made in writing. Any material changes shall be laid down in a form corresponding to written form (Secs. 550, 578, 126 of the German Civil Code [Bürgerliches Gesetzbuch – BGB]) as an addendum to this Lease Agreement. In addition, the Parties shall document all changes in an addendum satisfying the requirements of written form at the latest 4 weeks after handover pursuant to clause 5.1 (c).

1.10	Option to lease additional spaces – construction of a new building

(a)	The Site on which the Lease Object pursuant to clause 1.2 is located includes an area of approx. 3.500 m² for the construction of another office building (“Construction Phase 2”). This area is hatched in Annex 2. The building area [Gebäudegrundfläche – GGF] of Construction Phase 2 is highlighted in purple in Annex 2.

The current plan is to build a building comprising at least 13 (thirteen) floors and approx. 15,900 m² of lettable office space (excluding terraces and roof surfaces). The Site on which the Lease Object pursuant to clause 1.2 is located is in an area in respect of which the municipality of Düsseldorf has prepared draft land use plan [Bebauungsplan-Entwurf] 5275/020; according to the land-use plan currently in force, only buildings comprising up to six floors are capable of being approved. The formal procedure to amend the land-use plan currently in force [Bebauungsplanverfahren] is not yet completed. The draft is to be completely revised to the effect that a high-rise building with corresponding construction dimensions would also be capable of being approved in Construction Phase 2. In the event of a project-specific land-use plan pursuant to Sec. 12 of the German Federal Building Code [Baugesetzbuch – BauGB], the Landlord undertakes to notify the municipality of Düsseldorf by 31 December 2015 of its planning intention for the construction of a high-rise building and to provide the Tenant with a copy of this notification. The Landlord shall submit the design for a high-rise building which must be capable of being approved and must be in line with Annexes 4, 5 and 9 to the municipality of Düsseldorf by 31 December 2016.

In the event that an executable building permit for the construction of a high-rise building has not been received by 30 June 2018, a building comprising six floors and approx. 8,500 m² of lettable office space (excluding terraces and roof surfaces) is planned to be built on that area.

The execution of the building yet to be built must in any event fit (in term of its shape, colour, facade design and quality) the execution of the Lease

[Translation from German]

Object and the design as a building complex incorporating the Lease Object, including if the Tenant does not exercise its option right.

The Tenant has an option to expand the Lease area so as to include the office building highlighted in purple in Annex 2 (the “Option Space”) in accordance with the following provisions:

(b)	The Tenant shall have the right to exercise the option for expansion, in whole or in part, before and/or during the term of the Lease.

(c)	In the event that a high-rise building is approved, the following shall apply:

(1)	In the event that a high-rise building is approved by the municipality of Düsseldorf, the Landlord undertakes to build the shell including the facade and the access areas of Construction Phase 2 approximately at the same time as Construction Phaase 1 (the Lease Object) and in any event in accordance with the requirements of clause 1.4 and the standards described in Annex 4 and to complete them by 30 June 2019 to such an extent that only the interior fit-out remains to be executed (hereinafter referred to as “Completion of Shell and Facade”). However, the Landlord shall endeavour to complete the building (shell and facade) by 30 June 2018. The Tenant shall endeavour to assist the Landlord in liaising with the municipality about the approval for a high-rise building.

(2)	The Parties assume that a high-rise building comprising 13 floors (ground floor and floors 1 to 12). If a higher building is built, the floor options shall be shifted upwards accordingly (i.e. if 14 floors are built, the option first specified at clause (3) shall apply to floors 10 to 13, etc.) and, as far as the lower floors which may then remain are concerned, the Option Space for the leasing option pursuant to clause 1.10 (c) (3) 3.3 shall be increased. For the sake of clarification, the rent shall amount to 22,00 EUR/m² from the 9th floor upwards.

(3)	Time stagger applicable to the leasing option

3.1	The Tenant shall have the right to exercise the option to lease the top four floors, i.e. to lease floors 9 to 12, in writing to the Landlord until the date of Completion of the Shell and Facade as communicated with binding effect. The Parties agree that the rent payable for this shall be 22.00 EUR/m² net.

3.2	The Tenant shall have the right to exercise the option to lease floors 5 to 8 in writing to the Landlord until 12 months after expiry of the option pursuant to clause 1.10 (c) (3) 3.1. The Parties agree that the rent payable for this shall be 21.00 EUR/m² net.

3.3	The Tenant shall have the right to exercise the option to lease the ground floor and the remaining floors in writing to

[Translation from German]

the Landlord until 18 months after expiry of the option pursuant to clause 1.10 (c) (3) 3.2. The Parties agree that the rent payable for this shall be 20.00 EUR/m² net.

(4)	The Landlord shall be under an obligation to notify the Tenant if and when the building permit for a high-rise building is granted or denied. Moreover, the Landlord shall notify the Tenant of the commencement of construction of the high-rise building (structural work) and the expected date of Completion of the Shell and Facade one month before the commencement of construction. The Landlord shall be under an obligation to notify the Tenant of the binding date of Completion of the Shell and Facade 6 months in advance; all notifications must be made in writing. The binding completion date notified to the Tenant shall be binding with respect to the exercise periods of the options and with respect to all obligations of the Landlord resulting from that, i.e. in particular the agreed completion periods after exercise of the respective options (cf. clause 1.10 (c) (6) 6.4) shall be calculated based on this date of Completion of Shell and Facade as notified with binding effect.

(5)	If the Tenant has not exercised its option right, the Landlord shall be free to lease the spaces to a third party.

(6)	In the event that the options are exercised in due time, the following shall apply:

6.1	The Parties shall enter into an addendum to this Lease Agreement satisfying the requirements as to form as specified in Secs. 550, 126 BGB. This addendum shall be accompanied by planning documents and annexes corresponding to Annexes 1, 2, 4, 5 and 9. Moreover, the Parties shall lay down a pro rata contribution to building costs corresponding to clause 6 and the handover date for the Lease area. As far as the indexation is concerned, it should be noted that the index shall begin to run already on 31 December 2018. Apart from that, the provisions of this Agreement shall apply mutatis mutandis to the Option Space.

6.2	The term in respect of the Option Spaces shall correspond to the (remaining) term in respect of the Lease Object.

6.3	Accordingly, the option to extend the term of this Agreement pursuant to clause 4.3 hereof can only be exercised consistently, i.e. including with respect to the Option Space; this option shall continue to apply to the Lease areas specified at clause 1.2.

6.4	The Landlord shall be under an obligation to hand over the Option Spaces at the latest after expiry of 6 months after expiry of the respective option period.

[Translation from German]

6.5	In the event of amendments to the building permit which may become necessary for the fit-out works of the Tenant, the fit-out standards and qualities specified in clause 1.4 shall apply to the use of offices incl. conference rooms, meeting rooms and Think Tanks; however, spaces of public assembly shall be excluded; and 1.5 (a). With respect to changes by the Tenant during execution of the construction works, reference is made to the provision of clause 1.6. In the event of a delay, a reasonable contractual penalty not exceeding 5% of the costs of construction shall be agreed upon. The contractual penalty and the date of completion shall be laid down in the respective addendum.

(d)	In the event that a high-rise building is not approved, the following shall apply:

(1)	The Tenant shall have an option to request until 30 June 2019 that a six-floor building be built and [to] lease [the same] in whole or in part. The Landlord may also develop the part of the Site highlighted in purple in Annex 2 if the option is not exercised. The execution of the building must in any event fit (in term of its shape, colour, facade design and quality) the execution of the Lease Object and the design as a building complex incorporating the Lease Object and it must have a size comprising a lettable area of at least 8,500 m².

(2)	If the Tenant exercises the option in writing to the Landlord, the Landlord shall be under an obligation to build an office building comprising 6 (six) floors and at least approx. 8,500 m² of lettable office space, calculated according to the gif Standard (Annex 3), on the part of the Site highlighted in purple in Annex 2 by 31 December 2019.

(3)	In the event that the option is exercised in due time, the Parties shall enter into an addendum to this Lease Agreement satisfying the requirements as to form as specified in Secs. 550, 126 BGB. This addendum shall be accompanied by planning documents and annexes corresponding to Annexes 1, 2, 4, 5 and 9. Moreover, the Parties shall lay down the rent according to the square-metre price pursuant to clause 8 (19.00 EUR/m² for office, storage and terrace spaces, etc. according to clause 8 of this Agreement) and a pro rata contribution to building costs according to clause 6. The provisions of clauses 1.4 and 1.5 (a) shall apply to amendments of the building application and the underlying planning documents which may become necessary due to requirements or conditions imposed by the authorities in order to achieve capability of being approved. With respect to changes by the Tenant during execution of the construction works, reference is made to the provision of clause 1.6. In the event of a delay, a reasonable contractual penalty not exceeding 5% of the costs of construction shall be agreed upon. The contractual penalty and the date of completion shall be laid down in the addendum.

[Translation from German]

(4)	Apart from that, the provisions of this Agreement shall apply mutatis mutandis to the Option Space.

(5)	If the option is exercised only after the 3rd year of the Lease, the contractual term with respect to the Option Spaces shall be 10 years from handover; apart from that, the term shall correspond to the term of this Agreement. If the option has been exercised after the 3rd year of the Lease, the option to extend the term of this Agreement pursuant to clause 4.3 hereof can also be exercised in a staggered manner, i.e. separately with respect to the Option Space and the Lease area pursuant to clause 1.2. The fixed term agreed under this addendum shall then be deemed the fixed Lease term within the meaning of clause 4.2 and clause 4.4.

1.11	Option to lease additional spaces – expansion space

Whenever such spaces are to be leased during the term of the Lease, the Tenant shall have the right to lease all spaces not under lease at present or when Construction Phase 2 is built (hereinafter referred to as “Expansion Spaces”) on the terms of this Agreement; however, either Party may request that the rent for this Lease area be adjusted to the current market rent. If the Parties do not reach agreement on the current market rent within a period of four weeks, either Party shall have the current market rent determined by a publicly appointed expert who is familiar with the local area and is to be commissioned by the Party concerned. The mean value of the values thus determined shall then be the rent payable for those spaces.

In the event that this option is exercised, the Landlord shall be under an obligation to hand the spaces over to the Tenant in the standard pursuant to clause 1.4 and Annexes 4, 5 and 9, depending on the size of the spaces to be leased, at the latest after expiry of six to twelve months after exercise of the option, however, not before Construction Phase 2 is completed. The term shall correspond to the remaining term of this Agreement or, after expiry of the 3rd year of the Lease, it shall be 10 years. Apart from that, those spaces shall be leased in accordance with the provisions of this Lease Agreement. The Parties shall enter into an addendum satisfying the requirements of written form pursuant to Sec. 550 BGB on the exercise of this option.

If the Tenant does not state in writing to the Landlord within 4 weeks of receipt of the written notification from the Landlord that the spaces are to be leased to third parties that it is interested in leasing those spaces, the Landlord shall be free in this case to lease those spaces to a third party. If the rent is not to be adjusted according to the foregoing paragraph and the spaces have not been leased with binding effect within another period of four weeks of receipt of the written notification from the Landlord, the Landlord shall also be free, whenever such spaces are to be leased, to lease them to a third party.

1.12

In the past, the Lease Object was used as part of port operations. Its vicinity is home to typical port businesses and the Lausward power station. The Tenant undertakes to accept any immissions which may be caused by this type of use.

[Translation from German]

In particular, the Tenant undertakes to accept any effects emanating from facilities, cafes, bars, restaurants and discos on the areas highlighted in red on the site plan attached hereto as Annex 15 (to be agreed in a separate addendum), including the Lausward power station, which are duly operated and have either been approved or do not require approval, e.g. noise, vibrations and air pollution, without being able to claim a reduction of the rent, restoration of the original condition or compensation for damage and without being entitled to a cease and desist claim.

1.13	The Tenant shall refrain from operating, or having operated, businesses and/or facilities which, according to their long-term purpose, are intended to generate and/or satisfy ludic and/or sex drive. This applies in particular to the construction or operation of amusement arcades.

1.14	At night (between 10.00p.m. and 6.00a.m.), the Tenant shall refrain from operating and/or having operated businesses and/or facilities which may disturb residents.

2.	LEASE PURPOSE

2.1	The Tenant shall have the right to use the Lease Object as office of an Internet company and, in this context, also for holding internal and externally provided training sessions, conferences, conventions and developing Internet advertising (hereinafter referred to as the “Lease Purpose”). Since the Tenant is a company with employees from all over the world, the Lease Purpose shall also include the hosting of events.

2.2	Obtaining the official permits required for its business operations shall be the responsibility of the Tenant.

2.3	The Landlord does not grant any protection against competition. However, the Landlord shall not lease any spaces in the building of Construction Phase 2 which become vacant because the Special Termination Right is exercised and/or are not leased by the Tenant to any of the companies listed in Annex 10 or to companies affiliated with them within the meaning of Sec. 15 of the German Stock Corporation Act [Aktiengesetz – AktG].

3.	SUBLEASING/REFERRAL OF FOLLOW-ON TENANTS/CHANGE OF CONTROL

3.1	Subject to the prior written consent of the Landlord, the Tenant shall have the right to sublease the Lease Object, or any part of it, within the limits of the Lease Purpose. The Landlord gives its consent to subleasing to companies affiliated with the Tenant already now and hereby.

3.2	The Landlord shall not deny its consent without good cause and shall decide on the Tenant’s request within 5 business days after it has been submitted.

3.3	In the event that the Lease Object is subleased at a basic rent which exceeds the basic rent payable under this Lease Agreement, the Landlord may demand that 50% of the subrent exceeding the rent actually paid by the Tenant be paid to the Landlord as additional rent.

[Translation from German]

3.4	In the event that the Lease Object is subleased, the Tenant assigns its claims against the subtenant to the Landlord already now and hereby. The Landlord hereby accepts the assignment. However, the Tenant shall continue to be entitled to collect and realise the receivables owed from the subtenant in its own name as long as the Tenant performs its obligations towards the Landlord. Its obligations shall in particular be deemed not to have been performed if the secured event occurs. In the secured event, the Landlord shall have the right to disclose the assignment after prior announcement to the Tenant and to collect the monthly subrent. The secured event shall be deemed to have occurred if the Tenant is in default with due payments under the Lease in an amount equal to more than three times the gross monthly rent including heating costs.

3.5	In the event of subleasing, the Tenant shall be under an obligation to make the sublease agreements available to the Landlord. The Landlord shall treat the details of such a sublease agreement as confidential and may disclose such information to third parties, e.g. a potential lender of the Landlord or a potential purchaser of the Site, only in accordance with clause 22.2.

3.6	The Tenant shall have the right to name a follow-on tenant to the Landlord who is willing to continue the contract on terms identical with those then currently in force. The Landlord shall have the right to deny its consent to the transfer of the Lease if the identity of the follow-on tenant constitutes good cause for denial, in particular if there is any doubt about its creditworthiness (in particular if its Creditreform credit rating is > 300 or its Creditreform credit rating cannot be determined). The right of denial shall also apply if the Landlord would violate a non-compete undertaking by leasing to the follow-on tenant, if the follow-on tenant engages in any activity that prevents the deduction if input tax, or if the Landlord would breach contractual obligations towards other tenants by leasing to the follow-on tenant. The Landlord shall have the right to refuse to lease to follow-on tenants who have their registered office in a foreign country outside Europe, unless such follow-on tenants subject, in relation to the Landlord, to the Landlord‘s claim to vacation on the basis of a declaration of immediate execution to be notarised by a civil law notary based in the Federal Republic of Germany.

In this case, the Tenant, the Landlord and the follow-on tenant shall enter into an addendum to this Lease Agreement by which the Lease is transferred to the follow-on tenant and the Tenant is released from this Lease Agreement.

3.7	The Tenant shall enter into a separate compensation agreement [Ablösevereinbarung] with the follow-on tenant for the expenses spent by the Tenant on the Lease Object. No rights or obligations shall arise from this for the Landlord. The Landlord shall not raise any objections against the compensation agreement.

3.8	The Landlord shall not deny its consent to the Tenant’s release from this Lease Agreement and to its transfer to the follow-on tenant named by the Tenant without good cause and shall decide on the Tenant’s request 10 business days after it has been submitted.

[Translation from German]

3.9	A change of legal form, or change of control, of the Tenant shall not be regarded as subleasing. If the corporate structure of the Tenant changes, or if any other changes occur in the land register or with regard to its trade registration, or if the Tenant sells or otherwise transfers its business as a whole or material parts of it to a third party, or if a change of shareholders occurs, the Tenant shall notify the Landlord of this in writing without undue delay, if applicable enclosing an extract from the commercial register.

4.	LEASE TERM

4.1	The Lease for the spaces pursuant to clauses 5.1 (a) – (c) shall commence on the day following handover pursuant to clause 5.1 (a) – (c) (“Commencement of the Lease”).

4.2	The Lease has a fixed term of 10 years (the “Fixed Lease Term”) from handover of the space pursuant to clause 5.1 (c).

4.3	The Tenant shall have the right to extend the term of this Lease Agreement twice by another five (5) years (“Option”) on the terms set out herein. The Option shall be exercised in writing to the Landlord on twelve (12) months’ notice before the end of the Fixed Lease Term or before expiry of the previous renewal term, for which purpose receipt by the recipient shall be controlling.

4.4	After expiry of the Fixed Lease Term pursuant to clause 4.2 of this Lease Agreement and, where applicable, after expiry of the respective renewal term in the event that the Option has been exercised by the Tenant pursuant to clause 4.3 of this Lease Agreement, the Lease shall automatically renew for successive periods of one year unless either Party declares to the other Party its objection to a further renewal of this Lease no later than twelve (12) months before expiry of the Fixed Lease Term or the respective renewal term, as applicable. In the event that the Tenant exercises its Option, the Landlord cannot object to the renewal of the Lease Agreement.

4.5	Sec. 545 BGB shall be excluded.

5.	HANDOVER OF THE LEASE OBJECT

5.1	Subject to the condition that the rental security agreed under this Agreement must have been furnished by the Tenant first, the Landlord shall hand the Lease Object over to the Tenant in accordance with the following provision.

(a)	The Landlord shall hand the partial areas of the Lease Object specified in the Plan attached hereto as Annex 11 over to the Tenant in the condition agreed by contract by 28 February 2018, provided, however, that it must be ensured that those partial areas are accessible, including via the underground parking garage.

(b)	The Landlord shall hand the partial areas of the Lease Object specified in the Plan attached hereto as Annex 12 over to the Tenant in the condition agreed by contract by 15 April 2018.

[Translation from German]

(c)	The Landlord shall hand the remaining partial areas (specified in the Plan attached hereto as Annex 13) and the underground parking garage, the storage spaces and the roof surfaces of the Lease Object over to the Tenant in the condition agreed by contract by 31 May 2018.

The Landlord shall confirm the handover date to the Tenant in writing at least six (6) months in advance and once more at least six (6) weeks in advance. Four (4) weeks before the handover date communicated, the Parties shall undertake a preliminary site inspection and check whether the Lease Object is ready for handover. The preliminary site inspection and handover may take place together with acceptance by the Landlord of the construction works of the building contractors if the construction works were performed by a general contractor who carried out at least part of the work itself [Generalunternehmer] or supplied all the services required for the completion of the building contract only through subcontractors [Generalübernehmer], however, without the participation of any subcontractors. The Tenant may ask building experts to attend the preliminary site inspection and handover. Any contractual penalty which may have been incurred shall be reserved, even if this is not expressly asserted upon handover.

5.2	Rescission, contractual penalty and damages

(a)	If the latest possible handover date pursuant to clause 5.1 (a) is exceeded, the Landlord shall be liable to pay the Tenant a contractual penalty of EUR 22,222,23 per calendar day from 1 March 2018 (inclusive) until 14 April 2018 at the latest, and damages.

(b)	If the latest possible handover date pursuant to clause 5.1 (a) and/or 5.1 (b) is exceeded, the Landlord shall be liable to pay the Tenant a contractual penalty of EUR 21,276.60 per calendar day from 15 April 2018 (inclusive) until 31 May 2018 at the latest, and damages.

(c)	If the latest possible handover date pursuant to clause 5.1 (a) and/or 5.1 (b) and/or clause 5.1 (c) is exceeded, the Landlord shall be liable to pay the Tenant a contractual penalty of EUR 7,738.10 per calendar day from 1 June 2018 (inclusive) until 15 November 2018 at the latest, and damages.

(d)	If the latest possible handover date pursuant to clause 5.1 (a) and/or 5.1 (b) and/or clause 5.1 (c) is exceeded and the Tenant nevertheless accepts any partial areas, the contractual penalty shall be reduced pro rata corresponding to the partial area accepted; in any event, however, at least 5% of the daily penalty and damages in accordance with the foregoing provisions shall be payable.

(e)	The aggregate of all contractual penalties payable by the Landlord to the Tenant in accordance with clauses 5.2 (a) – (d) shall be limited to EUR 3,300,000.00 (three million three hundred thousand euros and zero cents).

(f)	Moreover, the Tenant shall have the right to rescind this Agreement if handover of all Lease areas (excluding the hatched area in Annex 2) incl. complete production and planting of the outdoor areas has not taken place by 16 November 2018.

[Translation from German]

(g)	Exercise of the right of rescission must be declared in writing. The Tenant can exercise the right of rescission only within 3 months of fulfilment of the conditions for rescission, unless this right has lapsed by then. Any claims for contractual penalty and damages which may exist shall continue to apply after the right of rescission has lapsed.

(h)	Any further reaching claims for damages shall not be excluded. The contractual penalty paid shall not be applied towards any claims for damages.

(i)	The contractual penalties payable pursuant to this clause 5.2 shall be incurred upon expiry of a full calendar day and shall be due and payable within 14 calendar days of incurrence upon presentation of an invoice which satisfies the requirements of the German VAT Act [Umsatzsteuergesetz – UStG].

(j)	In setting all of the deadlines specified above, the Landlord allowed for a sufficient number of bad weather days and potential insolvencies of building contractors. If any such event leads to a delay, the Landlord shall be deemed responsible for this.

(k)	To secure the claims of the Tenant to payment of a contractual penalty and damages pursuant to this clause 5.2 and 1.5 (b), the Landlord undertakes to furnish a letter of comfort for a limited term until 31 December 2018 – unless it is drawn on earlier – or a group guarantee of

Immofinanz AG

Wienerbergstrasse 11

A-1010 Vienna

Austria

at the latest 6 weeks after the signing of this Lease Agreement. This letter of comfort or group guarantee must correspond to the wording of the template attached to this Lease Agreement as Annex 14.

5.3	The Tenant shall be under an obligation to attend the handover at the time and date determined for this purpose with binding effect.

5.4

Before handover pursuant to clause 5.1, the Tenant shall already be permitted to install tenant-specific fixtures (e.g. installation of IT components in the server rooms) and to fit out the interior of any spaces the surfaces of which are already completed (i.e. substantially completed, minor residual works may remain outstanding) with furniture as far as possible given the progress of construction, at least, however, three (3) weeks before the handover date communicated with binding effect pursuant to clauses 5.1 (a) – (c), respectively, i.e. at the latest three (3) weeks before 28 February 2018, 15 April 2018 and 31 May 2018, respectively. In doing so, the Tenant shall be under an obligation to coordinate the performance of such works with the Landlord in detail, to make the necessary agreements with it in due time and to follow the instructions of the

[Translation from German]

site management. The Parties shall determine the condition of the spaces surrendered to the Tenant for this purpose in a progress report. This must not cause any impediments to the construction works of the Landlord. If the Tenant has coordinated and agreed these works with the Landlord, these works shall be deemed not to constitute an impediment to the Landlord. If an impediment to the construction works of the Landlord is caused by works not coordinated and agreed with the Landlord and handover of the Lease Object to the Tenant is delayed as a result of that, the Landlord shall not be liable for this. If handover is delayed due to any impediments for which the Tenant is responsible, handover shall be deemed to have taken place at the point in time when it would have taken place if the impediments had not occurred.

5.5	The Landlord shall be entitled to a right of retention of the Lease Object if the rental security pursuant to clause 12 has not been furnished, and the Lease Object is not ready for handover, by the binding handover date. The legal consequences associated with handover shall then nevertheless occur. In this case, the Tenant cannot assert any legal consequences based on delay of handover. In this case, the keys shall be handed over and the Lease Object shall be surrendered for use when the rental security is furnished.

5.6	The Lease Object shall be handed over to the Tenant in the condition specified in clause 1.4 and in Annexes 4 and 5 as modified in accordance with clauses 1.5 and 1.6, if applicable, when it is ready for use. Handover shall not be prevented by minor defects and minor residual works. However, handover shall in any event be prevented by the following defects:

(a)	if the structural fit-out of the Lease Object is incomplete in the sense that it has not yet been provided with equipment for a wireless Internet and network connection pursuant to Annex 4,

(b)	if the structural fit-out of the Lease Object is incomplete in the sense that it has not yet been provided with equipment for a mobile radio connection pursuant to Annex 4,

(c)	other defects which do not affect the ongoing operation of the Tenant, or affect it only to a very minor extent.

If any of the defects referred to above exists, the Tenant may refuse to accept handover. This shall not constitute a delay in acceptance (clause 5.9).

5.7

When the Lease Object is formally handed over to the Tenant, a handover report shall be drawn up which shall be signed by both Parties and attached to this Agreement as an addendum satisfying the requirements of written form pursuant to Sec. 550 BGB. Any defects shall be documented in writing in the handover report. The Landlord undertakes to remedy any defects identified within six (6) weeks of handover of the spaces pursuant to clause 5.1 (a), within four (4) weeks of handover pursuant to clause 5.1 (b) and within three (3) weeks of handover of the spaces pursuant to clause 5.1 (c). The Landlord undertakes to interfere with the Tenant’s business operations as little as possible while remedying defects and to carry out the works from 31 May 2018, as far as possible outside the business hours of the Tenant. The Tenant shall be under the obligation to grant the Landlord access to the Lease Object for this purpose. To the extent that the handover report does not list any defects, the Tenant

[Translation from German]

shall, by signing the handover report, acknowledge the condition of the Lease Object as being in compliance with the contract, except for hidden defects. Hidden defects shall be remedied by the Landlord within a reasonable period of time of their discovery. The Landlord may request that the Tenant confirm remediation of defects identified in the handover report in writing as soon as they have been remedied.

5.8	If the Tenant does not agree to any or all of the findings of the Landlord, or if there is disagreement about whether or not the Lease Object is ready for handover, this reservation shall be documented in the handover report. In the event that the Tenant has reservations, a suitably qualified publicly appointed and sworn expert to be appointed at the application of one of the Parties by the President of the Chamber of Industry and Commerce of Düsseldorf acting as arbitrator shall determine whether the Lease Object is ready for handover and if and to what extent it has defects, unless such defects have already been mutually acknowledged. His findings shall be binding on the Parties. The findings of the expert shall be added by the Parties to the report by way of another addendum satisfying the written form requirements of Sec. 550 BGB, which shall be signed by the Parties. The costs incurring for this shall be borne by the Tenant if the reservations are not confirmed by the expert; if the reservations are confirmed, the costs shall be borne by the Landlord. In the event that the Tenant wins/loses part of its case, the Parties shall bear the costs in the proportion by which they won or lost their case pursuant to Secs. 91 et seq. ZPO. On that basis, the expert shall decide on the costs to be borne by the Parties with binding effect on them. This shall be without prejudice to the provisions of Secs. 317 and 319 BGB.

5.9	If the Tenant does not show up for the handover date communicated pursuant to clause 5.1 without being represented by a proxy, or if it refuses to accept handover without justification (delay of acceptance by the Tenant), the Lease Agreement shall nevertheless begin to run on the handover date. Moreover, the other legal consequences associated with acceptance of handover shall occur on the day following the communicated date of handover. However, the Landlord shall be under an obligation to actually hand over the Lease Object for the purpose of commencement of use in any event only after a handover report pursuant to clauses 5.7 and 5.8 including the legal consequences stipulated therein has been drawn up. For this purpose, the Tenant shall submit three proposals for a new handover date to the Landlord in writing on 5 business days’ notice.

5.10	After handover of the Lease Object and remediation of any defects which may still be present, the Parties undertake to enter into an addendum to this Lease Agreement satisfying the requirements of written form which shall include/document all changes with respect to Annexes 4, 5 and 9, the exact handover date and a confirmation that the defects have been remedied. For the period until such an addendum is entered into, in particular clause 24.2 shall apply.

[Translation from German]

6.	SHIFTING OF CONSTRUCTION COSTS

The Landlord places it at the discretion of the Tenant to use a budget of EUR 1,994,600.00 (in words: one million nine hundred and ninety-four thousand six hundred euros) net made up of the items highlighted in yellow in Annex 4 for construction measures other than those defined in Annex 4. For the sake of clarification, this shall not constitute an additional contribution to building costs. However, the Tenant shall have the right to use the aforementioned budget also in connection with any additional costs due to variation requests or for fit-out purposes if the items highlighted in yellow in Annex 4 are not incurred at all or not in the amount calculated when this Agreement was entered into. Any additional costs in excess thereof shall not be borne by the Tenant. The Tenant shall be allowed to use this budget only for this purpose; all amounts not used shall be forfeited on 31 December 2018. The Landlord shall be under an obligation to pay the budget out against presentation of a corresponding invoice which shows that the budget was used for variation requests or for fit-out purposes. The payment shall be due and 10 business days after presentation of the corresponding invoices. The contribution to building costs must not be used for additional terraces and roof terraces.

7.	TERMINATION

7.1	The right to extraordinary termination without notice for good cause shall be governed by statutory provisions.

7.2	Good cause for extraordinary termination by the Landlord without notice pursuant to Sec. 543 Para. 2 Sentence 1 BGB shall be deemed to exist, without limitation, if

(a)	the Tenant is in default with payment obligations resulting from the Lease which have fallen due in an amount equal to at least twice the net monthly rent plus advance payments on Ancillary Costs and VAT, or

(b)	the institution of insolvency proceedings with respect to the assets of the Tenant has been denied for insufficiency of assets, or

(c)	the Tenant, despite a written warning setting a reasonable deadline for remedial action, uses the Lease Object for liabilities which render the VAT option of the Landlord inadmissible.

7.3	The Tenant shall have the right to terminate the Lease once with effect from expiry of the seventh (7th) year of the Lease since Commencement of the Lease, in whole or in part, with respect to the Lease area highlighted in orange in Annex 16 (hereinafter referred to as the “Special Termination Right”), provided, however, that, in the event of partial termination, the spaces concerned must be functionally connected and the space located on the ground floor pursuant to Annex 16 shall in any event be deemed part of the area in respect of which this Agreement is terminated. This Special Termination Right shall be exercised in relation to the Landlord on six (6) months’ notice before the end of the Lease term referred to in sentence 1, for which purpose receipt by the recipient shall be controlling. The Special Termination Right may be exercised only once, with effect from the date specified above; otherwise it shall lapse.

[Translation from German]

If the Tenant exercises this Special Termination Right with respect to all spaces, the Tenant shall be required to make a one-off indemnity payment to the Landlord in an amount of EUR 1.5m (one million five hundred thousand euros) plus VAT at the applicable statutory rate. The amount of this indemnity payment shall be reduced in accordance with the number of square metres if the Tenant exercises the Special Termination Right only with respect to certain partial areas. The indemnity payment shall be due and payable at the end of the seventh Lease year, at the end of the Lease.

7.4	The Parties agree that any notice of termination must be in writing.

8.	RENT

8.1	The monthly rent for the Lease Object (hereinafter referred to as the “Net Rent Without Charges”) comprises the following:

(a)	Office spaces (RA-C-1a + RA-C-2)	= 25,900.00 m² x 19.00 EUR/m²	= EUR 492,100.00

(b)	Storage and archiving spaces in the basement	= 500 m² x 8.00 EUR/m²	= EUR 4,000.00

(c)	Parking spaces	= 250 parking spaces x 150.00 EUR each	= EUR 37,500.00

(d)	Terrace spaces	= 3,430.00 m² x 14.50 EUR/m² x 50%	= EUR 24,867.50

(e)	Roof surfaces	= 2,490.00 m² x 6.50 EUR/m² x 50%	= EUR 8,092.50

Total rent			EUR 566,560.00

(in words: five hundred and sixty-six thousand five hundred and sixty euros and zero cents).

The monthly advance payment on Ancillary Costs pursuant to clause 10 of this Lease Agreement and VAT at the applicable statutory rate shall be payable in addition to this. Ancillary costs and VAT are included in the rent by statute.

8.2

From Commencement of the Lease, the rent – staggered with respect to the spaces handed over pursuant to clause 5.1 – shall be payable on a monthly basis, plus advance payment on Ancillary Costs and VAT at the applicable

[Translation from German]

statutory rate (currently 19%). The obligation to pay VAT shall also apply to advance payments. However, the Tenant shall be released from its obligation to pay the Net Rent without Charges plus VAT for the first 3 months from handover of the Lease Object pursuant to clause 5.1 (c) (rent-free period).

9.	INDEX CLAUSE

9.1	Die Net Rent Without Charges pursuant to clause 8.1 is subject to the following index clause:

(a)	The Parties are in agreement that the rent shall change by 100% of the percentage by which the Consumer Price Index for Germany (basis 2010 = 100) – published by the German Federal Statistical Office in Wiesbaden on a monthly basis – has increased or decreased by more than 5.00% compared to the level upon expiry of one year from handover pursuant to clause 5.1. (c), however, not before four (4) years have expired since handover pursuant to clause 4.1 (c), and only with effect from the first day of the month following a letter of request to this effect from the Landlord. Irrespective of the index change, the Tenant shall be deemed to be in default with payment only one month after receipt of the letter of request to this effect from the Landlord, which shall include a detailed written calculation of the rent adjustment.

(b)	Further adjustments shall be made under the same conditions. The basis to be referred to shall in each case be the index level on the date of the last adjustment.

9.2	The Parties to this Agreement assume that the foregoing index clause is admissible pursuant to Secs. 2 Para. 1 No. 1, 3 Para. 1 No. 1 lit. e of the German Index Clause Act [Preisklauselgesetz – PreisKlG]. If this should not be the case, the Parties undertake to agree on an index clause which is admissible pursuant to the provisions of the German Index Clause Act and most approximates the economic effect of the index clause agreed herein.

9.3	If the index stated in clause 9.1 of this Lease Agreement is not continued, replaced by another index or adjusted to another base, the altered index shall take the place of the index stated in clause 9.1 of this Lease Agreement. Moreover, the Parties are mutually obliged to agree also in this respect on a corresponding provision which comes closest in economic terms to the provision agreed here.

10.	ANCILLARY COSTS

10.1	In addition to the net rent, the Tenant shall bear the costs, fees, taxes and levies (other than financing costs) incurring to the Landlord on an ongoing or non-recurring basis due to its ownership, use or operation of the Property including the Lease Object (hereinafter “Ancillary Costs”).

[Translation from German]

(a)	For the purposes of this Agreement, “Ancillary Costs” means the costs specified in Annex 6 and the heating costs according to the German Heating Costs Ordinance [Heizkostenverordnung – HeizKV].

(b)	The Ancillary Costs shall also include all costs not specified in detail in Annex 6 but which are nevertheless apportionable according to the Operating Costs Ordinance currently in force. The version of the German Operating Costs Ordinance currently in force is attached hereto as Annex 7. The Parties are in agreement that the negative definition of Sec. 1 Para. 2 of the German Operating Costs Ordinance is irrelevant to this Agreement.

(c)	If any Ancillary Costs which are apportionable under this Agreement incur in addition, or increase, in the context of orderly management of a property by reason of laws or regulations, the Landlord may apportion them to the Tenant from the point in time when they arise or increase and may fix monthly advance payments in a proportionate amount.

The foregoing provision shall also apply to any other Ancillary Costs which may incur in addition or increase and are apportionable under this Agreement, provided that they incur in the context of orderly property management.

(d)	The Ancillary Costs also include the costs of estate management for the Site. A monthly flat rate in an amount equal to 2% (two percent) of the (applicable) net monthly rent (without operating costs) plus VAT at the applicable statutory rate is agreed for these costs. The costs of estate management shall include in particular the costs of commercial management (including, without limitation, handover of the Leased premises, allocation of invoices to accounts, the settlement of Ancillary Costs, rental management) and the costs of technical building management (including, without limitation, the signing, control, adjustment of contracts for work and services or service agreements, management of warranty claims, undertaking building inspections) and the costs of infrastructure management.

However, the Tenant shall have the right to undertake the estate management of the Site, including, without limitation, the signing of supply contracts, contracts for work and services and service agreements, by itself to the extent that this does not entail any consequences the Landlord cannot be reasonably expected to accept (e.g. loss of guarantee or warranty claims). If the Tenant itself undertakes the estate management of the Site as a whole (except for activities that cannot be undertaken by the Tenant, e.g. Ancillary Costs accounting, land tax, street cleaning, or similar), the estate management fee shall be reduced to 0.5% (zero point five percent) pursuant to the foregoing paragraph with effect from the date on which the supply contracts, contracts for work and services and service agreements entered into between the Landlord and the respective service providers terminate.

10.2	The Landlord shall ensure that the individual consumption of the Tenant of water, hot water, electricity and heating and cooling, if applicable, can be recorded separately for each floor. The Landlord shall install intermediate meters for this purpose at its own cost.

[Translation from German]

10.3	All Ancillary Costs and heating costs for the Lease Object pursuant to clause 1.2 and the building to be built in Construction Phase 2 shall be invoiced separately; the Landlord shall not form any accounting units for this purpose.

10.4	If the costs and fees listed in clause 10.1 of this Lease Agreement are directly attributable to the Tenant, they shall be imputed to the Tenant accordingly; otherwise the charged to the Tenant on a pro rata basis. Unless otherwise stipulated, the key to be used for calculating the pro rata costs shall be the Tenant’s proportion of the total lettable floor area of the of the entire Property or – at the equitable discretion of the Landlord – of the building section concerned. For the apportionment of the costs of operation of the central heating unit and – if applicable – operation of the central hot water supply system, the provisions of the Heating Costs Ordinance shall be controlling. All costs subject to the Heating Costs Ordinance (consumables, servicing etc.) shall be apportioned by the Landlord so that 50% are subject to consumption and the other 50% are charged pursuant to the proportion of the Tenant’s Lease area in the entire leasable area of the Lease Object.

10.5	The Landlord shall be entitled to request from the Tenant a monthly advance payment for all anticipated Ancillary Costs of the [sic!] of this clause 10 plus VAT for the Lease Object to the extent they are not paid directly by the Tenant. In the first accounting period for operating costs such advance payment shall amount to

EUR 92,400.00

(in words: ninety-two thousand four hundred euros and zero cents).

Thereafter, it shall be adjusted by the Landlord to the respective balance of the cost statement. Die accounting period for Ancillary Costs shall be one and does not have to coincide with the calendar year. The advance payment for the accounting period for Ancillary Costs shall be made in twelve equal monthly instalments together with the net rent. The Ancillary Costs shall be rendered account of as at the end of the calendar year following the end of the accounting period for the Ancillary Costs. Sec. 556 Para. 3 BGB shall apply to the Ancillary Costs accounting from the 2nd year of the Lease onwards. However, the Landlord may bill costs for which it had not received an invoice and/or assessment notice or proof of payment by the time the Ancillary Costs were accounted for and which are required in order to render account of such costs and in respect of which it reserved the right to invoice them at a later point, by including them in the Ancillary Costs statement of the following year. If the Lease Agreement terminates during an accounting period, the statement of account shall be prepared only as part of the normal invoicing cycle; no interim statement shall therefore be issued. Any differences between the annual statement and the total monthly advance payments made shall be paid by the Tenant or refunded by the Landlord within four weeks of receipt of the annual statement.

[Translation from German]

10.6	The Landlord shall [sic!] the Tenant copies of the accounting documents at the request of the latter or email them within two (2) weeks of receipt of an oral or written request to this effect.

10.7	Statements of Ancillary Costs or other invoices prepared by the Landlord shall be deemed accepted by the Tenant unless the Tenant raises objections in writing within three months of receipt of the statement, provided that this deadline and the consequences of its expiry as aforesaid have been specifically pointed out in the letter accompanying the cost statement.

10.8	Waste materials not handled by household waste collection (in particular hazardous waste materials, electrical and electronic waste as well as hazardous substances and bulky waste, etc.) shall be disposed of by the Tenant in a professional manner and in compliance with the provisions of public law at its own cost. Temporary proper storage of such waste materials until they are disposed of shall also be the responsibility of the Tenant. No waste containers may be placed and no waste materials or potential recyclables may be stored outside the areas specially designated by the Landlord for this purpose. To the extent that the Tenant does not separate the waste materials according to statutory provisions, it shall compensate the Landlord for any damage caused thereby. If waste materials are still not duly separated after the Landlord has issued a formal warning, the Landlord may refuse to continue to accept such waste materials.

11.	PAYMENT AND BILLING PROCEDURES, SET-OFF, RETENTION, REDUCTION OF RENT

11.1	The rent shall be paid to the Landlord monthly in advance, at the latest by the 3rd business day of each month, into a bank account yet to be specified by the Landlord.

11.2	The date when the amount is received by the Landlord or credited to its bank account shall be decisive for determining whether payment has been made in time. If the obligation to pay the rent does not begin to apply on the first day of a month, a corresponding pro rata amount of the rent shall be paid within five business days of commencement of the obligation to pay the rent.

11.3	Set-off and exercise of a right of retention shall only be permitted to the Parties if the respective counterclaim is uncontested or has been determined by final and non-appealable judgement.

11.4	In the event that the right to reduce the rent is exercised because the suitability of the Lease Object for use is impaired, the Tenant shall be under an obligation to notify the Landlord of this in writing at least one month before the rent becomes due and payable. The Tenant may set any claims of the Landlord off against counterclaims it may have against the latter only if such counterclaims are not contested by the Landlord or have been determined by final and non-appealable judgement and if the Tenant has notified the Landlord of its intention to assert its rights in writing at least one month before the rent falls due.

11.5	In the event that the right of the Tenant reduce the rent is excluded under the provisions of this Agreement, the right of the Tenant to make a subsequent claim for reimbursement of any overpayment of rent pursuant to Sec. 812 BGB shall not be affected thereby.

[Translation from German]

11.6	The Tenant shall also be entitled to a right to reduce the rent in respect of the rent-free period granted pursuant to clause 8.2. In the event that the suitability of the Lease Object for use is impaired during the rent-free period, the Tenant shall be under an obligation to notify the Landlord of this in writing without undue delay after discovery of the defect of the Lease Object. If material defects and defects in title arise during the rent-free period, the Tenant shall have the right to reduce the rent payable after the rent-free period accordingly.

12.	RENTAL SECURITY/BANK GUARANTEE

12.1	The Tenant shall be under an obligation to furnish rental security in an amount of

EUR 1,973,880.00

(in words: one million nine hundred and seventy-three thousand eight hundred and eighty euros and zero cents)

3 months before the last handover date pursuant to clause 5.1 (c) as security for all present and future claims of the Landlord under the present Lease Agreement and any addenda to this Lease Agreement by the date of Commencement of the Lease. The amount of the rental security shall be equal to three times the net monthly rent inclusive of heating and advance payment on operating costs.

12.2	The rental security shall be furnished in the form of an unlimited-term absolute bank guarantee on first demand, issued by a major German, American or European bank or savings bank [Sparkasse] materially corresponding to the guarantee form attached hereto as Annex 8, or in the form of a cash deposit. This German or European bank or savings bank must be secured by the deposit protection fund of the Association of German Banks or any similar deposit protection fund.

The Landlord may demand that the Tenant adjust the amount of the rental security to an amount at least equal to 3 times the monthly total gross rent if and when the Net Rent Without Charges changes by more than 20%. This shall also apply to changes to the total rent due to changes to and/or replacement of the Lease Object. Such an adjustment s hall be made by the Tenant, at its own cost, without undue delay after a request to this effect.

12.3	In the event that the guarantee is drawn on, the Tenant shall be under an obligation to re-furnish or replenish the guarantee, respectively. In the latter case, the Tenant shall be under an obligation to submit written evidence from the guarantor to prove that the guarantee can be drawn on in full again.

12.4

In the event that the Site and/or the Lease Object is sold or otherwise disposed of, the Landlord shall have the right to surrender the rental security to the acquiring party; in addition, the Landlord may request that the Tenant furnish equivalent security as specified in more detail in this clause 12 to the acquiring

[Translation from German]

party concurrently with return of the rental security granted to the Landlord or its legal predecessor; if the Landlord has returned the security furnished to the Landlord or its legal predecessor to the Tenant, any liability of the Landlord under Secs. 566a Sentence 2, 578 BGB shall be excluded. If the Tenant requests instead that the Landlord surrender the security furnished to by the Tenant to the Landlord or its legal predecessor to the acquiring party, the Landlord shall be released from any liability under Secs. 566a Sentence 2, 578 BGB when the security is surrendered to the acquiring party and its surrender to the legal successor is proven to the Tenant.

12.5	During the term of the Lease, the Tenant shall have the right to replace the bank guarantee with another bank guarantee which satisfies the requirements pursuant to this clause 12.

The Tenant shall be under an obligation to furnish a guarantee for an unlimited amount in the form of a letter of comfort by Expedia Expedia, Inc., 333 108th Ave NE, Bellevue, WA 98004, USA, according to the template attached hereto as Annex 17 as security for all claims of the Landlord under the present Lease Agreement, 12 months before the date agreed in clause 5.1 (c). The guarantee shall lapse, without any further statement being required, upon handover of the guarantee to be furnished pursuant to clause 12.1, at the latest on 31 December 2018, unless it has been drawn on before that.

13.	VALUE-ADDED TAX

13.1	The Landlord exercises its right pursuant to Sec. 9 UStG and opts for value-added tax.

13.2	The Landlord is entitled to reverse the option at any time and again opt according to Sec. 9 UStG. The Tenant is aware that the VAT option is only available to the Landlord subject to the conditions set out in Sec. 9 Para. 2 UStG. The Tenant therefore undertakes

(a)	to use the Lease Object exclusively for generating revenues which do not exclude deduction of input tax,

(b)	to submit to the Landlord without undue delay at the request of the latter at any time those documents and declarations which allow the Landlord to fulfil its duties towards the tax office to provide evidence in accordance with Sec. 9 Para. 2 Sentence 2 UStG,

(c)	to inform the Landlord without undue delay if it gains knowledge of any information that reasonably might have an impact on the option of the Landlord,

(d)	in the event of a sublease, to opt for VAT as well and in all other respects impose the obligations pursuant to lit. a) and b) above on the subtenant by the sublease agreement to the effect that the Landlord can also derive direct rights against the subtenant from the Tenant’s agreement with the subtenant (contract for the benefit of third parties).

The Landlord shall state VAT separately in the invoice.

[Translation from German]

13.3	Should the condition for the VAT option of the Landlord pursuant to clause 13.2 of this Lease Agreement cease to apply because the Tenant does not use the Lease Object in accordance with the agreement reached in clause 13.2(a) of this Lease Agreement, the Landlord shall no longer be under an obligation to show VAT separately. In this case, the rent owed under this Lease Agreement shall be increased from the time when the condition for the VAT option ceased to apply by the amount equal to the amount of VAT which would have been payable by the Tenant if the condition for the VAT had not ceased to apply. Should the absence of the condition for the VAT option of the Landlord become known only subsequently, the Landlord shall be entitled to adjust the invoices issued up to that point in such a manner that the rent invoiced with VAT stated corresponds to the rent owed by contract without stating VAT. This shall not affect any further-reaching claims of the Landlord due to breach of contract by the Tenant.

14.	TENANT’S LIABILITY AND LEGAL DUTY TO MAINTAIN SAFETY

14.1	The legal duty to maintain safety [Verkehrssicherungspflicht] of the area of the Lease Object shall be incumbent on the Tenant from handover pursuant to clause 5.1 (a) – (c), respectively. This shall include the snow-clearing and gritting obligation and the obligation to notify the Landlord if damage to the Building or to the technical and other systems and installations becomes apparent which suggests that damage to property or personal injury may occur. All costs arising in connection with the performance of the legal duty to maintain safety shall be borne by the Tenant.

14.2	The Tenant shall be liable to the Landlord for all damage caused by breach of obligations incumbent on the Tenant.

14.3	The Tenant shall be liable in the same manner for all damage culpably caused by its employees or contractors commissioned by the Tenant, or by suppliers, customers or others who have to deal with the Lease Object or the Property at the instigation or with the consent of the Tenant (including if such consent has been granted in general).

14.4	Apart from that, unless otherwise specified in this Agreement, the liability of the Parties shall be subject to the statutory provisions.

15.	PREVENTIVE AND CORRECTIVE MAINTENANCE

15.1	The following definitions shall apply with respect to preventive and corrective maintenance:

(a)	For the purposes of this provision, the “roof” [Dach] (of the Building) is the roof structure with all covering (including roof greenery) and the associated plumbing work (seals, gutter, risers) and proper drainage including canopies, lateral roofs and glass roofs (except for movable fire apertures) as well as roof access and exit ways and chimneys.

[Translation from German]

(b)	The “framework structure” [Fach] within the meaning of this provision includes the load-bearing structure of the Building (all foundations, load-bearing walls, supports, pillars, external brickwork) and all parts firmly attached to the outside of the Building, floor slabs (excluding suspended ceilings), the façade including façade facing, external blinds and sun protection equipment (but not the windows), all technical building equipment installed within the brickwork (load-bearing and non load-bearing walls) up to the point of exit from the brickwork and the façade access system).

(c)	“Inside the Lease Object” within the meaning of this provision means the Lease areas leased hereunder up to the inside of the walls enclosing them, including the doors and the entrance door of the Lease areas – each including their respective outside, and the terrace spaces and roof surfaces specified in clause 1.2; however, as far as the roof surfaces are concerned, this shall only apply to the fit-out of those spaces which are equipped use as a roof terrace (e.g. benches, etc.) ,but not for the other roof surfaces or the roof structure, cladding, tightness, drains and covering, unless the Tenant is responsible for any damage to those facilities; with respect to the roof covering and obstructions of drains from the roof terrace, the Tenant shall have the burden of proof that it is not responsible for that.

This shall include, without limitation, all technical equipment and installations other than common facilities and amenities to the extent that these are located in or at/on the Lease Object and/or are used by the Tenant alone. Moreover, the inside of the Lease Object shall also include, but not be limited to, the following, provided that the conditions set out above are met: suspended ceilings, doors, gates, window handles, electrical and sanitary systems and installations from their respective exit from the wall in the Lease Object, locks, water taps, washing and drainage sinks and similar installations including supply and drainage lines and air treatment systems/air conditioning units from the point where they exit the brickwork, but not ventilation systems installed by the Landlord, cooling panels, ceiling cooling systems and similar ventilation and air conditioning equipment.

(d)

“Common areas, common facilities and amenities” (of a technical and architectural kinds) means those spaces, facilities and amenities of the Building and, if applicable, of the parking spaces and/or underground parking garage, to the extent that they are not used exclusively by individual tenants of the Building, including, without limitation, entrance areas, entrance hall, lift lobbies, lifts, central control equipment, fire fighting equipment, incl. fire extinguishers, including if they are located within the Lease areas, safety equipment, sanitary and heating systems (including heat supply units, hot water treatment equipment, heat distribution networks, room heating surfaces (heating radiators)), ventilation, air conditioning and ceiling cooling systems and electrical systems and installations, windows, doors to the extent not mentioned under (c), gates including rolling grilles, drainage pumping systems (including rainwater reservoir), barriers, central telecommunications systems, smoke alarm and emergency power systems, high-voltage

[Translation from German]

equipment, transformers, lightning protection and earthing systems, emergency call systems, danger alarm and alert systems, fire alarm systems, CO2 alarm systems, sprinkler systems and barrier and video surveillance systems, key card system, access control systems and locking system, post-box installation and bell call system, safety lighting, the roof, smoke and heat extraction systems.

(e)	“Basic repairs“ [Schönheitsreparaturen] within the meaning of this Lease Agreement include renewal of all interior painting, wall papers, painting of internal doors and cleaning of carpets and similar wearing floor coverings. Basic repairs which become necessary within a reasonable budget/timeline shall be carried out in a professional manner at regular intervals depending on the degree of wear and tear.

(f)	“Preventive maintenance” within the meaning of this Lease Agreement includes all cleaning, care, inspection, operation and preventive maintenance activities [vorbeugende Erhaltung] required to maintain the Lease Object, the Building and, if applicable, the parking spaces in the condition agreed by contract, prevent any damage and remedy the consequences of wear and tear, ageing, effects of adverse weather conditions or deterioration.

This includes, without limitation, adjustments, lubrication, maintenance cleaning, preservation, refilling or changing operating fluids or consumables (e.g. fuel, lubricants or water), scheduled replacement of wearing parts (e.g. filters or seals), and replacing defective components such as, for instance, valves, relays, etc., including all consumables, lamps and wearing parts.

(g)	“Corrective Maintenance” within the meaning of this Lease Agreement means remedying damage by way of repair.

(h)	“Renewal” within the meaning of this Lease Agreement means renewal of components which are no longer capable of being repaired. This shall not include renewals in the context of pure modernisation measures.

15.2	The Landlord shall undertake all preventive and corrective maintenance, renewals and basic repairs of the building structure including foundation [Dach und Fach] of the Lease Object, except for the Lease areas specified at clause 1.2 as part of the Lease Object, and of the common areas and common facilities and amenities, and all corrective maintenance and renewals inside the Lease Object. The term “common areas, common facilities and amenities” is defined by the Parties as the technical facilities of the Lease Object, the escape route stairwells, the access ways including access doors. The access way highlighted in orange in Annex 16, ground floor, shall be counted as forming part of the common areas only from the end of the 7th year of the Lease and only as soon as the Tenant exercises its Special Termination Right pursuant to clause 7.3.

15.3

The Tenant shall undertake all preventive maintenance and basic repairs inside the Lease Object at its own cost. In addition, the Tenant undertakes in particular to treat the Lease Object with due care and consideration and to keep it in a functional condition. If additional roof terrace spaces or additional terraces were

[Translation from German]

built at the request of the Tenant, the Tenant shall be responsible for the servicing and preventive and corrective maintenance of those spaces, except for the roof structure, cladding, tightness, drains and covering, unless the Tenant is responsible for any damage to those facilities; with respect to obstructions of drains from the roof terrace, the Tenant shall have the burden of proof that it is not responsible for that.

15.4	During the first 5 years of the Lease, the Tenant shall bear an amount equal to 2% of the net annual rent without charges per year, and thereafter an amount equal to 3% of the net annual rent without charges per year, of the costs of preventive and corrective maintenance of the areas and facilities defined as common areas and common facilities and amenities and of the costs of corrective maintenance inside the Lease Object. This amount shall be charged as part of the statement of net costs.

This obligation to bear those costs shall not apply as long as the Landlord is entitled to warranty claims against other parties involved in the construction. The Landlord undertakes to agree on a warranty period of 5 years with the building contractors for all types of works as far as possible. Reference is made to the right of the Landlord to enter into full-service maintenance contracts for the servicing of technical equipment. The Parties are in agreement that it shall not be deemed a breach of the efficiency principle if a service contract is entered into with a manufacturer/building contractor on fair terms in order to obtain a 5-year warranty.

The foregoing limitation on the obligation of the Tenant to bear the costs shall not apply to lamps.

15.5	For the purpose of continued risk defence and prevention, the Tenant shall notify the Landlord of any maintenance and repair works planned, unless they are only of a minor scope.

16.	INSTALLATION OF SIGNS, ADVERTISING STRUCTURES AND DESIGN OF THE OUTSIDE FRONT

16.1	The Tenant shall have the right to place signs, advertising equipment, flags and other facilities for advertising purposes, including, without limitation, company signs and/or showcases (hereinafter referred to as “advertising structures”) outside the Lease Object at its own cost. The Parties agree that all items of this kind which are installed shall be owned by the Tenant and that the Tenant shall take out insurance against any risks arising from that.

16.2	To the extent that the Tenant plans any advertising structures, the Tenant shall be under an obligation to obtain a building permit for this purpose and to submit suitable plans to the Landlord in advance. The Landlord may deny [its consent to] such advertising structures only for good cause and shall assist the Tenant as far as possible in obtaining the permits required in this regard.

16.3	To the extent that the advertising structures pursuant to clause 16.2 are planned by the Tenant, the Tenant shall obtain all official permits which may be required at its own cost. The Tenant shall be responsible for complying with all orders and requirements imposed by authorities or courts.

[Translation from German]

16.4	The Tenant shall be liable for any damage caused by its advertising structures. The Tenant shall restore the previous condition upon termination of the Lease; any façade panels that may have been damaged shall be replaced.

16.5	If signs or advertising equipment have to be removed because of works to be performed on the Site, the Tenant shall be responsible for having them removed and reinstalled at its own cost.

17.	STRUCTURAL ALTERATIONS BY THE TENANT

17.1	The Tenant shall have the right to undertake structural alterations, including, without limitation, fixtures and alterations as well as installations, after handover of the Lease Object. However, any changes which are subject to mandatory approval under building laws shall require the prior written consent of the Landlord which may only be withheld for good cause. Good cause shall be deemed to exist in particular if such structural alterations jeopardise any claims the Landlord may have based on guarantees or warranties or any material interests of third parties in the same building, or if it constitutes a material change in visual appearance. If the Landlord grants this consent, the Tenant shall be responsible for obtaining all necessary official permits/authorisations, and for complying with them, at its own cost. At the request of the Landlord, the detailed design and the permits/authorisations shall be submitted to the Landlord, or it shall be proven to the Landlord that they can be dispensed with. As a precaution, the Parties hereby clarify that the fixtures and alterations as well as installations undertaken as part of the initial production of the Lease Object and the Tenant’s fit-out works before the Tenant moves in shall be deemed not to require the consent of the Landlord even if they are subject to mandatory approval under building laws.

17.2	Those structural alterations performed by the Tenant which require the consent of the Landlord shall be made only for a temporary purpose and shall be reversed by the time this Lease Agreement ends, unless otherwise agreed. The Landlord shall have the right to request that the structural alterations remain in place against compensation at present value.

17.3	All other structural alterations do not need to be reversed by the Tenant to restore the original condition.

18.	MINOR REPAIRS AND STRUCTURAL ALTERATIONS BY THE LANDLORD

18.1

The Landlord may perform minor repairs or structural alterations and take any other precautions which are necessary to maintain the Lease Object or the plot of land as a whole, to avert imminent danger, or to repair defects or damage, also without the Tenant’s consent, although it shall first make efforts to obtain such consent as far as the Lease Object is concerned. Any such measures shall be performed in close coordination with the Tenant. After reasonable advance

[Translation from German]

notice of the works, the Tenant shall ensure that the respective parts of the Lease Object are accessible. It may not impede or delay the performance of the works. It shall tolerate any impairment caused by the aforementioned measures, provided that they are completed within a reasonable period of time.

To avert imminent danger or prevent damage, necessary works may also be performed immediately without prior announcement.

18.2	If the Tenant has to tolerate the measures pursuant to clause 18.1, the Landlord shall carry them out so as to ensure that the business operations of the Tenant are affected as little as possible.

18.3	If the Tenant exercises the option pursuant to clause 1.10, it shall tolerate all structural measures associated therewith until the agreed handover date. If the completion of the high-rise building or 6-floor building is delayed beyond 30 June 2019, the Tenant shall be entitled to the statutory warranty rights.

18.4	If the Tenant exercises its Special Termination Right pursuant to clause 7.3, it shall tolerate the alteration and fit-out works required for any follow-on tenant, provided that they are completed within a reasonable period of time, or on maximum for a period of 4 months.

18.5	Apart from that, in particular if any construction works are to be carried out on the Site highlighted in purple in Annex 2 without the Tenant having exercised an option pursuant to clause 1.10, the applicable statutory provisions of commercial leasing law shall apply to all structural alterations by the Landlord.

19.	OBLIGATION OF THE TENANT TO TAKE OUT INSURANCE

19.1	The Tenant shall be under an obligation to take out the following insurance cover at its own cost, maintain the same for the entire duration of this Lease Agreement and prove its existence to the Landlord upon request:

(a)	fire insurance and insurance against damage by tap water, including the risks of wastewater and unintended sprinkler leakage for the items contributed by it,

(b)	third-party liability insurance for personal injury, damage to property and mere pecuniary loss with a cover that is customary in the industry of the Tenant.

20.	RETURN OF THE LEASE OBJECT

20.1	After the end of the Lease, the Tenant shall return the Lease Object in the condition in which it was upon commencement of the Lease according to the joint handover report pursuant to clause 5.7 of this Lease Agreement, taking into account ordinary wear and tear due to use in accordance with the contract, for which purpose only those structural alterations made by the Tenant shall be reversed to restore the original condition which required the consent of the Landlord pursuant to clause 17.2. Basic repairs pursuant to clause 15.3 only need to be carried out to the extent necessary. In particular, however, the Tenant shall

[Translation from German]

(a)	remove all movable furnishings, including lighting fixtures, up to the distribution board and remedy all damage, provided, however, that cabling contributed by the Tenant may remain in the Lease area.

(b)	deinstall all external advertising structures and signs (including in windows), fill any holes and paint them over, where necessary.

(c)	hand over the Lease area in a condition swept clean inside and outside, i.e. notably with carpets vacuum cleaned, toilets hygienically cleaned and cleaned windows, and

(d)	return to the Landlord all keys and key cards the Tenant has in its possession.

20.2	If the Tenant, contrary to this Agreement, leaves any items behind after vacating the premises, the Landlord shall be entitled to have them collected at the cost of the Tenant after a reasonable deadline has expired without any action from the Tenant, or to dispose of them otherwise, and shall be under no obligation to continue to keep those items.

21.	ACCESS TO THE LEASE OBJECT BY THE LANDLORD

21.1	The Landlord or persons instructed by the Landlord shall have the right to enter the Lease Object during the Tenant’s business hours, together with the Tenant, subject to reasonable advance notice. In the event of imminent danger, the Landlord and persons instructed by the Landlord shall have the right to enter the Lease Object at any time without prior notice, provided, however, that, if possible, they shall notify the Tenant promptly in this case. If it is not possible in an event of imminent danger to notify the Tenant promptly that the Lease Object needs to be accessed – e.g. because the danger occurred outside normal business hours –, the Tenant shall be notified without undue delay, at the latest on the next business day.

21.2	The Tenant shall ensure that the Lease Object can be accessed also in its absence. If the Tenant fails to comply with this obligation, it shall be liable for any damage caused by the fact that access was not possible, in particular in cases of imminent danger. In cases of imminent danger, the Landlord shall have the right to force its way into the Lease Object at the cost of the Tenant and in accordance with the provisions of clause 21.1 if the Lease Object cannot be accessed in the absence of the Tenant and the danger cannot be averted in any other way. Sec. 254 BGB shall apply mutatis mutandis.

21.3	If the Landlord wishes to sell or re-lease the Lease Object, inspection dates for this purpose shall be agreed with the Tenant in advance and kept within reasonable limits.

[Translation from German]

22.	CONFIDENTIALITY AND PUBLICITY

22.1	Confidential information within the meaning of these provisions shall be the content of this Lease Agreement as well as all information about the Lease Object and any other business operations of the Parties, to the extent that such information is not known to the general public.

22.2	Neither of the Parties shall disclose confidential information without the consent of the respective other Party. This shall not apply to information which is disclosed

(a)	on account of statutory obligations; or

(b)	to advisors bound by a professional secrecy obligation; or

(c)	to any estate manager appointed by the Landlord, to the extent that such estate manager requires this information in order to perform its administrative work properly; or

(d)	to the banks and insurance companies involved; or

(e)	to prospective purchasers showing a serious interest in the Lease Object.

The Tenant agrees to the Landlord and its estate manager keeping general contract data and the accounting data required under this Agreement in common data collections.

23.	SECURITY IN REM FOR THE RIGHT TO LEASE

23.1	As security for the right to lease under the present Agreement, the Landlord undertakes to authorise a limited personal easement in accordance with the provisions of the template attached hereto as Annex 18 in favour of the Tenant, and to submit the same to the land registry for registration, presenting all declarations of subordination which are required in order to obtain the ranking position agreed by contract, by 31 May 2017. The limited personal easement in favour of the Tenant shall be registered at the correct ranking position at the latest two months before handover pursuant to clause 5.1 (a).

23.2	If it turns out that the competent land registry does not enter the tenancy easement on the basis of the authorisation to be given pursuant to Annex 18, or in the event that further declarations or actions of the Parties become necessary in order to obtain authorisation for the tenancy easement beyond those provided for and included in this Lease Agreement, the Parties hereby mutually undertake to perform all acts and make all declarations required to get the tenancy easement registered.

[Translation from German]

24.	MISCELLANEOUS

24.1	Supply lines; decision on suppliers

The existing supply networks for gas, electricity, heat and water may be used by the Tenant only in such scope and extent that no overload occurs. The Tenant can cover any additional demand by extending supply lines at its own cost, subject to the Landlord’s prior written consent.

The Tenant shall have utilities shut off immediately in the event of any problems with or defects of the supply lines. If it is unable to do so, or if the problem or defect also affects other tenants, the Landlord or its authorised representative shall be notified without undue delay.

24.2	Substitute performance

After fruitless expiry of a grace period of 15 days for commencement of such measures, the Tenant shall be entitled – without prejudice to any further rights – to have measures the Landlord is obliged to undertake performed by others at the Landlord’s cost. The prohibition on set-off under clause 11 shall not apply in this case.

25.	FINAL PROVISIONS

25.1	Severability

The legal validity of this Agreement shall not be affected by the invalidity of any individual provisions or gaps contained herein. An invalid provision or gap shall be replaced or filled by a valid provision that corresponds as far as possible to the meaning and purpose of the provision that is no longer valid or the other provision.

25.2	Written form

Oral agreements or arrangements of any kind which relate to the Lease or the Lease Object must be laid down in writing in order to be valid, unless a different intention of the Parties has been clearly expressed. The same shall apply for changes and amendments as well as for the cancellation of this Agreement or of the requirement for written form.

The Parties acknowledge that they are aware of particular written form requirements of Secs. 550, 578 and 126 of the BGB. They mutually undertake hereby to take all action and make all statements to any future purchaser of the Site, at the request of one or the other of them, that are necessary to comply with the statutory written form requirement, and further represent that they will not terminate the present Lease early because the written form requirement has not been observed. This provision applies not only to the execution of the principal Lease Agreement, but also to any amendments, modifications or supplements thereto.

Given the protective purpose of Sec. 550 BGB, the provision agreed under this clause to remedy the requirement of written form shall not apply to any party

[Translation from German]

acquiring the Property. In the event that the Property is sold or otherwise transferred and passes to the acquiring party, which thereupon becomes the new Landlord, the Tenant undertakes to agree on a written form clause with the same content in an addendum to be entered into also with the acquiring party if the latter so requires. To preserve the interests of the Tenant, the Landlord shall be under an obligation to require any acquiring party under the purchase agreement (agreement pursuant to Sec. 328 BGB) to enter into an addendum containing a written form clause with the Tenant if the Tenant so requires.

Waiver of the foregoing provisions requires written form.

The same shall apply for all declarations to be made in written form according to this Agreement.

25.3	The Parties shall issue to each other in due form the invoices for services under this Agreement required to achieve their objectives with respect to VAT.

25.4	Düsseldorf is the place of jurisdiction for all disputes arising from this Agreement. German substantive law shall apply.

Düsseldorf, 23 July 2015

/s/ Dietmar Reindl	/s/ Peter Vinnemeier
For the Landlord	For the Tenant
Mag. Dietmar Reindl	Peter Vinnemeier

Anlage 1

Holzstraße
Kesselstraße
Hafenbecken B
Maßstab 1 : 1000
© Stadt Düsseldorf
633
634
635
636
481
482
484
475
489
184
182

Flurstück: 633
Flur: 40
Gemarkung: Hamm
Kesselstraße, Düsseldorf

Kesselstraße
Holzstraße
Tram
Wendeschleife
2. BA
V
VI
VII
IX
II
III

Anlage 2

2. BA
Außenflächen zur Mitbenutzung
Optionsgebäude/ 2.BA

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HQ-T	Headquarter TRIVAGO
-	-
XXXX	Übergreifend
ARC	Architektur
LP	Lageplan
XX	Übergreifend
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
-	o.M.
-	-
-	-
pdf	Portable Document
09.04.2015	-
-	-
DIN A3	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP _ DUE01 _ HQ-T _ - _ LP _ ARC _ LP _ XX _ L01 _ 1 _ - _ - _ - _ pdf

140 p
N

Anlage 2

Büro		4.558 m²
Terrasse		351 m²

Büro nach gif MF/G 1a + MF/G 2
Terrasse nach gif MF/G 1b + 1c

Grundriss Erdgeschoss

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | sop GmbH & Co. KG

DUE01 Düsseldorf, Trivago

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

Vorabzug
Vorentwurf

Terrasse
Luftraum
372 p
N
10m

Anlage 2

Büro		4.069 m²
Terrasse		633 m²

Büro nach gif MF/G 1a + MF/G 2
Terrasse nach gif MF/G 1b + 1c

Grundriss 1.Obergeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sop — slapa oberholz pszczulny | sop GmbH & Co. KG

DUE01 — **Düsseldorf, Trivago**

HQ-T	Headquarter TRIVAGO
-	-
OG01	1. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
3	Vorabzug Vorentwurf
-	1:200
-	-
-	-
pdf	Portable Document
08.07.2015	-
-	-
DIN A3	(420 x 297 mm)

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HQ-T | - | OG01 | ARC | GR | XX | L01

Terrasse
Luftraum
glass roof
Terrasse
376 p
N
10m

Anlage 2

Büro		4.112 m²
Terrasse		540 m²

Büro nach gif MF/G 1a + MF/G 2
Terrasse nach gif MF/G 1b + 1c

Grundriss 2.Obergeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

Immofinanz Development
Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

Innenhof
Luftraum
Terrasse
Innenhof
418 p
N
5m
10m

Anlage 2

Büro	4.406 m²
Terrasse	572 m²

Büro nach gif MF/G 1a + MF/G 2
Terrasse nach gif MF/G 1b + 1c

Grundriss 3.Obergeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HQ-T Headquarter TRIVAGO
3. Obergeschoss
ARC Architektur
Grundriss
Übergeordnet
LH Layout Nummer 01
Vorabzug Vorentwurf

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	OG03	ARC	GR	XX	LH01	pdf

Anlage 2

Büro		4.530 m²
Terrasse		522 m²

Büro nach gif MF/G 1a + MF/G 2
Terrasse nach gif MF/G 1b + 1c

Grundriss 4.Obergeschoss

Terrasse
Luftraum
Innenhof
Terrasse
418 p
N
10m

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

Anlage 2

Büro		4.230 m²
Terrasse		818 m²

Büro nach gif MF/G 1a + MF/G 2
Terrasse nach gif MF/G 1b + 1c

Grundriss 5.Obergeschoss

harbour view
terrace
air space
372 p
N
O
W
S

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HQ-T	Headquarter TRIVAGO
OG05	5. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergeifend
L01	Layout Nummer 01

2. BA
1. BA

Vorabzug
Vorentwurf

SOP DUE01 HQ-T OG05 ARC GR XX L01 pdf

Anlage 2
rooftop terrace 305 m²
rooftop garden 1.625 m²
jogging path 560 m²
2.490 m²
nach gif MF/G 1c
Grundriss Dachgeschoss
IMMOFINANZ GROUP
Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
2.BA
Diese Darstellung ist als schematisch anzusehen. Die Dachplanung ist weder von Seiten des Vermieters noch auf Seiten des Mieters abgeschlossen. Vermieter und Mieter werden unter Berücksichtigung der noch zu planenden technischen Begebenheiten die genaue Aufteilung der vom Mieter nutzbaren Flächen festlegen, sobald der Planungsstand dies zulässt.
water basin
terrace 5.OG
stairs
glass roof
rooftop terrace
307 m²
air space
VI
jogging path / 350m
560 m²
N
O
S
W
2. BA
1. BA
Vorabzug
Vorentwurf

Anlage 2

Grundriss 2. Untergeschoss

Untergechoss muss noch mit Fachplanern abgestimmt werden

U1		142 Stellplätze
U2		108 Stellplätze
Gesamt		250 Stellplätze

Lager
Sprinkler
Rampe 1.UG / 2.UG
Server 1 EDV
Server 2 EDV
Technik
RLT MB xxxx
Brunnentechnik
Kältezentrale Büro EDV
Lastenaufzug U2 -EG
N

Diese Darstellung ist als schematisch anzusehen. Die Planung der Untergeschosse ist noch nicht abgeschlossen. Vermieter und Mieter werden die genaue Aufteilung der vom Mieter nutzbaren Flächen festlegen, sobald der Planungsstand dies zulässt.

IMMOFINANZ GROUP

trivago

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HQ-T	Headquarter TRIVAGO
ARC	Architektur
GR	Grundriss
L01	
2	Vorabzug / Vorentwurf
pdf	
09.04.2015	
DIN A3	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA

1. BA

Vorabzug
Vorentwurf

SOP DUE01 HQ-T U2 ARC GR L01 pdf

Lager
Sprinkler
Ein- und Ausfahrt TG
Rampe 1.UG / 2.UG
Technik
RLT MB
Kältezentrale
Büro
EDV
Brunnentechnik
RLT MB 5-6
AUL Ansaugung
TRAFO Netzstation
Fußabsch
N
10m

Anlage 2

Grundriss 1. Untergeschoss

Untergechoss muss noch mit Fachplanern abgestimmt werden

- Server
- Lager ca. 500m²
- U1 — 142 Stellplätze
- U2 — 108 Stellplätze

Gesamt 250 Stellplätze

Diese Darstellung ist als schematisch anzusehen. Die Planung der Untergeschosse ist noch nicht abgeschlossen. Vermieter und Mieter werden die genaue Aufteilung der vom Mieter nutzbaren Flächen festlegen, sobald der Planungsstand dies zulässt.

IMMOFINANZ GROUP — trivago

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HQ-T	Hauptquartier TRIVAGO
ARC	Architektur
GR	Grundriss
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
pdf	Portable Document
09.04.2015	
DIN A3	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA

1. BA

Vorabzug
Vorentwurf

SOP DUE01 HQ-T U1 ARC GR L01 pdf

[English Translation]

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

Gesellschaft für Immobilienwirtschaftliche Forschung e.V.

Society of Property Researchers, Germany

Guideline as of 1 May 2012

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

Research Group 1 Area Definition

Mario Bonet (Head)

Joachim Schmidt (Deputy Head)

Dr. Joachim Will (Head UAK Retail Space)

Prof. Ulrich Elwert (DIN1277-Standards Committee)

Dirk Blaurock

Edgar Gerstenberg

Markus Grandjean

Prof. Marc Grief

Dr. Ira Hörndler

Hendrik Lindemann

Stefan Pfeifer

Gesellschaft für Immobilienwirtschaftliche Forschung e.V.

Society of Property Researchers, Germany

Mosbacher Straße 9	Phone	(0611) 236810-70
65187 Wiesbaden	Fax	(0611) 236810-75
Internet: www.gif-ev.de	Email:	info@gif-ev.de

Cover Photos:

© Forgiss – Fotolia.compaulo Horge cruz – Fotolia.com

© Roman Milert – Fotolia.com

© Paulo Jorge cruz – Fotolia.com

Layout and production: werk18.de Berlin

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

A. Preliminary Remarks

When a lease agreement is constituted, the rental space plays a crucial role, especially as there is no legally binding definition for rental space for commercially used buildings so far. Therefore, it has always been of particular interest to not only deal with the rent but also with what the rental space should be.

Depending on market and interest conditions, the area set had been spread more in some occasions and less in others. The rental space only reflected the actual performance capacity of the areas of the relevant building only unreliably.

With their working hypothesis Definition and improvement of professional standards of the real estate industry the gif provides market participants with their MF/G with a set of rules that perceives rental space as a factor which is directly derived from the building characteristics. It is no longer subject to local practices or building typology and should accomplish the following aims:

•	Increasing planning security during development, realisation and utilisation

•	Increasing the informative value and comparability of rental space specifications

•	Reducing the number of cases which require a revaluation of the rental space

The MF/G defines the rental space of commercially rented or commercially used buildings. It is consistent with the terms and characteristic features of DIN 277 ‘Base areas and volumes of buildings in structural engineering’. The Guideline is market-based but independent and ensures that the calculation can be conducted in a uniform, clear, and reproducible way.

For renting residential properties, the Guideline MF/W has been developed which should be applied together with MF/G-2012 in case of mixed usage of buildings. The term retail space as often used in commerce is defined in Guideline MF/V and can be deducted from the rental space MF/G by conversion factors.

Changes compared to MF-G 2004.

•	The abbreviation if the Guideline has been changed from MF-G to MF/G.

•	The Guideline’s content has been revised and restructured.

•	The definition of base areas which are not rental space according to gif has been clarified.

•	The division of exclusively used rental space has been amended.

•	The definition of special rental properties has been revised and restructured.

•	Individual tentant requirements has been changed to base area modification to tenant conditions and has been defined in a numbered section.

•	The separate listings of rental space with areal usage restrictions have been summarised in a numbered section named rental space typification.

•	The association of common area in buildings with other rental types has been added.

•	A sample wording has been added as appendix.

Earlier Guidelines:

MF-B, April 1996; MF-H, July 1997;

MF-G, November 2004

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

B. Implementation and Definition

This Guideline has been developed by the gif-Research Group Area Definition and has been adopted by gif e.V. It provides a practice which the members consider correct. This Guideline is considered a source of knowledge for proper conduct as a general rule.

This Guideline should only be applied as a whole. If aberrations occur when using this Guideline, this has to be illustrated directly referring to Guideline MF/G in the text as well as in the presentation and verification (according to 3.2). In all other cases no reference to Guideline MF/G should be made. Any deviation from this Guideline bears the risk of invalidity especially due to a breach of the transparency requirement.

MF/G is now considered the market standard for calculating rental space for commercial premises. It finds application to all commercially rented or used buildings and also analogous to (temporarily) not rented or owner-occupied areas. Guideline MF/G-2012 amends and replaces MF/G-2004 which for its part replaced previous guidelines for calculating rental space of office and trade premises (MF-B-1996 and MF/H-1997).

MF/G is based on the definition inventory of DIN 277 (February 2005). For this reason, knowledge of DIN 277 is indispensable for users of MF/G. DIN 277 does not provide a definition of rental space but deals with the base areas and volumes of buildings. MF/G goes beyond that by determining which if these base areas are creditable as rental space. Furthermore, it distinguishes between exclusively used and common area.

The purpose of MF/G is that a change of the layout of rental units within one building no longer has any implications on the total rental space of the building. However, obligatory required building documentation based projects and changes to the supporting structure, floor and ceiling construction changes in the total rental space are to be expected.

MF/G does not provide a monetary assessment it does, however, provide a rental space typification (see 1.2.4) which serves to structure rental space according to its usability and (also for a monetary assessment) to be shown in a transparent manner. In individual cases this may result in area is considered rental space, but it suggests itself to exclude this area from monetary assessment.

According to Guideline MF/G the rental space will usually be smaller than the gross base area [Brutto-Grundfläche – BGF] according to DIN 277 as certain areas which are considered to be gross base area (BGF) are not considered rental space. Areas which are not delimited to a degree required or are not considered to be gross base area (BGF) but should be rented as special rental properties, are listed in chapter 2 as special rental properties. These special rental properties have to be explicitly mentioned and have to be calculated separately from MF/G.

C. Copyright

All rights reserved. Any reprinting, copying or publishing, even of extracts, is only permitted with the written or textual permission of the ‘Gesellschaft für Immobilienwirtschaftliche Forschung e.V.’ and with indication of the source ‘Richtlinie zur Berechnung der Mietfläche für gewerblchen Raum (MF/G) © gif Gesellschaft für Immobilienwirtschaftliche Forschung e.V., 1. Mai 2012‘.

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

D. Definitions

1	Definitions according to gif
1.1	MF/G-0 No rental space according to gif	6
1.1.1	Total floor space (Nutzflächen - NF)	7
1.1.2	Technical functional space (Technische Funktionsflächen - TF)	7
1.1.3	Common areas (Verkehrsflächen - VF)	7
1.1.4	Construction base area (Konstruktions-Grundflächen - KGF)	7
1.1.5	Exception: Base area modification to tenant conditions (MBF)	7
1.2	MF/G Rental space according to gif	8
1.2.1	MF/G-1 Exclusively used rental space	8
1.2.2	MF/G-2 Common areas	8
1.2.3	MF/G-2-Proportion of other rental types	8
1.2.4	Rental space typification	9

2	Special Rental Properties
2.1	Defined special rental properties	9
2.1.1	Open areas	9
2.1.2	Parking areas	9
2.1.3	Promotion areas and customer service areas	9
2.1.4	Shop window	9
2.2	Other special rental properties	9

3	Rules for calculation and presentation
3.1	Measuring points and area determination	10
3.2	Presentation and demonstration	10
3.2.1	Charts	10
3.2.2	Floor plans	10

4	Graphical illlustration
4.1	Example: rental space typification	11
4.2	Example: area types according to gif	12
4.3	Measuring points on facades	13
4.4	Categorisation of light partition walls	14

5	Rental space schema	15

Appendix

Sample wording

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

1 Definitions according to gif

A.	Based on the gross base area (BGF according to DIN 277), area types according to this Guideline are divided into MF/G-0 (no rental space according to gif) and MF/G (rental space according to gif).

B.	The differentiation of area types according to gif occurs during the planning and construction phase considering the assumed usage. The ratio of MF/G-0 to MF/G may change with new usage situations.

C.	To calculate MF/G-0 with only one tenant or user in the building, a fictitious case is assumed where several tenants occupy the building.

D.	The categorization of base area types according to DIN 277 is usually made room- by-room. Base area types according to DIN 277 and area types according to gif are as follows:

E.	A mall is a circulation area for customer traffic within a group of shops (usually in shopping centres, possibly with associated entrance halls and vestibules). Areas lying within a shop area (e.g. shop front recesses facing the mall) are not considered belonging to the mall area. Retail space is all commercially used base area and open space for retail, display, storage, shipping, office, staff and social purposes.

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

1.1 MF/G-0 No Rental Space According to gif

None of the following base area types according to DIN 277 are rental spaces according to gif and are termed MF/G-0:

1.1.1	Total Floor Space (NF)

1.1.1.1	Parking spaces (see 2.1.2)

1.1.1.2	(Civil) Shelter

1.1.2	Technical Functional Area

All technical functional areas including base areas of crawl spaces, installation channels and ducts over 1m² clear cross-section.

1.1.3	Circulation Space (VF)

1.1.3.1	Lift shaft base areas per stopping point, flight of stairs, intermediate landings and ramps, excluding levelling steps (including those ramps replacing those) as well as floor platforms with direct outside access or access to another storey provided they are not grouped under 1.1.3.2 to 1.1.3.6.

1.1.3.2	Base areas not enclosed from all sides at full height or not covered.

1.1.3.3	Base areas of rooms which are structurally separated through walls and ceilings from other rooms and which only create TF.

1.1.3.4	Pathways, stairs and balconies for the only purpose of serving as emergency escapes.

1.1.3.5	Motor vehicle traffic areas

1.1.3.6	Shopping streets / malls

1.1.4	Construction Base Areas (KGF)

1.1.4.1	Base areas of exterior walls including their construction cavities as well as exterior protectors.

1.1.4.2	Base areas of rising elements such as walls and support beams which are necessary for the constructive i.e. load- bearing and/or reinforcing room construction of the building.

1.1.4.3	Base areas of crawl spaces, installation channels and ducts up to 1m² clear cross-section, as well as chimneys.

1.1.4.4	Base areas of the surrounding walls of areas which are not considered MF/G-0.

1.1.5	Exception: Base area modifications to tenant conditions (MBF)

1.1.5.1	Base areas are categorised MF/G-0 when they would have to be categorised MF/G-0 due to modifications requested by the tenant. Areas which are no longer categorised as BGF due to tenant requests (e.g. ceiling opening areas) are still assigned to the category they were assigned to before the modifications to tenant conditions.

1.1.5.2	Unless otherwise agreed, structural modifications for or by the tenant are considered to be modifications to tenant conditions provided they are not a contractual requirement owed by the landlord for rental or utilisation purposes.

1.1.5.3 In the event of transfer to a new tenant and when assessing the rentals space according to gif for purchase contracts, modifications will only be treated as modifications to tenant conditions if they have been specified accordingly according to 3.2 and the parties expressively agreed upon it.

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

1.2 MF/G Rental Space according to gif

Base area which is gross base area and is not considered MF/G-0 is rental space and termed MF/G. The base area of a rental space dividing wall, provided not MF/G-0, is allocated one half each to the residents.

Depending on the rental situation, rental space MF/G can be divided into rental space with exclusive right of use (MF-G-1) and common right of use (MF/G-2).

The classification of an area with exclusive right of use is usually characterised by the right of the tenant to exclude other tenants and/or the right to occupy the area with staff and/or items (key rights/right of access). The ratio between MF/G- 1 and MF/G-2 may change due to new rental situations within the building or section.

1.2.1 MF/G-1 exclusively used rental space

MF/G-1 areas are considered to be exclusively used rental spaces when they can be allocated to one tenant or one tenant group exclusively. They are termed exclusive rental space (MF/G- 1).

1.2.1.1 MF/G-1 areas which are completely allocated to one tenant. These areas have to be separately shown as MF/G-1 when the tenant also holds parts of MF/G-1 areas according to 1.2.1.2.

1.2.1.2 MF/G-1 areas which are allocated to a tenant group (e.g. conference rooms, tea kitchens etc.). These areas have to be proportionally allocated to all participating tenants using a transparent allocation key and have to be disclosed to each tenant separately as MF/G-1.2.

Both rental space types (MF/G-1.1 and MF/G1.2) have to be summarised under MF/G-1 after having been disclosed separately.

1.2.2 MF/G-2 Commonly used rental space

MF/G areas are considered commonly used areas when they typically can be used by all tenants. They are termed common areas /MF/G- 2)

1.2.2.1 Common areas have to be allocated to all participating tenants using a transparent allocation key. The allocation of MF/G-2 proportions is usually conducted by building and across floors. In case buildings are in parts not rented according to the gif Guideline MF/G, 1.2.3 has to be noted.

1.2.2.2 Depending on the particular rental situation, a section wise classification can be defined (e.g. floors, construction phase or construction units). Common areas within these sections will be added up and allocated to the parties proportionally.

1.2.3 MF/G-2 proportions with other rental types

In cases where buildings are partially not rented according to gif Guideline MF/G, the sections rented according to MF/G-2 are allocated to the sections rented according to MF/G as follows:

1.2.3.1 Residential Use

To rental areas which are used for residential purposes the gif Guideline MF/W has to be applied (if not otherwise agreed, then pro forma). For the purpose of calculating MF/G-2 proportions, the rental area MF/W-1 has to be treated like MF/G-1. Rental space that is proportionally allocated as MF/W-2 and which can also be used by MF/G tenants, has to be assessed according to MF/W and has to be allocated to participating MF/G tenants as MF/G- 1.2.

1.2.3.2 Other use

The rental area of other rental spaces which are not rented on the basis of gif Guideline MF/W or MF/G, has to be pro forma determined MF/G-1.

These and the areas rented based on MF/G are now analogous allocated the relevant proportions of MF/G-2 (unless otherwise agreed, then pro forma).

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

1.2.4 Rental Space Typification

All rental space has to be standardised according to the following classification and have to be identified with the respective letter (e.g. MF/G-2c, MF/G-1b etc.)

a – No spatial usage restriction

Rental space which is not subject to any usage restriction according to 1.2.4 b/c/d

b – DIN 277 Group b

Rental space which is covered but not enclosed from all sides at full height and are not categorised under 1.2.4 d.

c – DIN 277

Group c

Rental space which is not covered

d – Room Height under 1.5m

Rental space with a clear room height under 1.5m

2 Special Rental Properties

Special rental properties can only be such properties whose base areas are categorised MF/G-0 or which lie outside of the gross base area. These special rental properties have to be explicitly agreed upon in the agreement and are not allocated any MF/G-2 proportions.

2.1 Defined Special Rental Properties

The following defined special rental properties can be individually agreed upon. All areas deviating from these definitions are grouped under Other Special Rental Properties according to 2.2.

2.1 Open Areas

Not structurally supported open areas (such as terraces). Relevant is the extent of the covered or by fixed flooring separated area.

2.1.2 Motor Vehicle Parking Spaces

Parking spaces for motor vehicles in parking garages or outside, by number and location

2.1.3 Promotion Areas and Customer Service Areas

Partial areas in a shopping centre which are used permanently or temporarily for retail or sales-related activities.

2.1.3.1 Retail, promotion or catering zones, their area dimension divided by room partitions, goods carriers, or furniture, possibly plus customer service areas.

2.1.3.2 Customer service areas with a depth of 1.00m (at 2.1.3.1 enclosing, at window sales the width of the window opening)

2.1.4 Shop window

Shop windows to the inside of the glazing, according to area.

2.2 Other Special Rental Properties

All other special rental properties and rights of use which are not defined special rental properties according to 2.1.

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

3 Rules for Presentation and Demonstration

3.1 Measuring points for area determination

On principle, as areas are measured directly above floor level inside the completed surface area. Measurements have to be conducted up to all space-delineating building elements (including room-high primary walling and panellings). Door and window panels, mopboards, guard boards, exposed installation as well as fittings and non-room-high wall facings will be ignored.

Curtail walls with floor-level, horizontal support profiles are measured up to the inside of the glazing. Vertical façade profiles are then to be ignored.

3.2 Presentation and Demonstration

The determination of MF/G and disclosure of the special rental spaces (see chapter 2) is obtained from floor plans or by taking measurements on site. The source has to be stated. The disclosure of these areas I made in charts and floor plans.

3.2.1 Charts

The determination of the rental area has to be represented in tabular form. Areas have to be stated in square meters (m²) and have to be set out separately as follows:

3.2.1.1 Classification in sections according to chapter 1.2.2 and rental sections

3.2.1.2 Area types according to gif (MF/G-0 to MF/G-2) and rental space typification (a-d) as well as in case of 1.1.5.3 with indication of base area modifications to tenant conditions.

3.2.1.3 Special rental properties according to 2 (documentation in appropriate form, e.g. number, usage times, area etc.)

3.2.2 Floor Plans

Area types have to be shown graphically distinguishable and verifiable according to gif (MF/G-0 to MF/G-2) and spacial usage restriction according to 1.2.4 (in case of 1.1.5.3 also base area modifications to tenant conditions) in a useful scale. Each rental section has to show a legend which enables reference to the chart.

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

4 Graphical Illustration

The following floor plans illustrate the Guideline wording. They are not samples for plan presentations.

4.1 Example: rental space Typification

Floor plan A shows a floor with rental areas which are partially subject to usage restrictions according to 1.2.4 b/c/d.

Floor Plan A

Attic floor with a room height of partially under 1.5m and with partially covered balconies.

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

4.2 Example: Area types according to gif

Floor plan B shows a floor with two rental areas which are accessible via a common staircase with lift lobby.

Floor Plan B

The exterior wall is formed partially as punctuated façade (top) and as curtain façade (bottom) with floor-level profiles. The partition between the rental areas results from a structurally necessary wall and a lighter partition wall which should simplify the variation of the rental area layout.

MF/G-0: The lift shaft area, the staircase with intermediate landing, installation shafts, the base area of all load-bearing/reinforcing structural elements as well as walls which include MF/G-0 areas.

MF/G-1: exclusive rental areas of tenant 1 and 2

MF/G-2: common area (lift lobby/floor landing)

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

4.3 Measuring point on facades

The drawings show sections of a punctuated façade (C) and a curtain façade (D).

Floor Plan + Section C	Floor Plan + Section D

The base areas are measured at the height of the finished floor up to the space-delineating element, thus:

C: up to the inside edge of the exterior wall

D: up to the inside edge of the glazing

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

4.4 Categorisation of light partition walls

The drawings show sanitary areas where light partition walls have been used as room dividers.

Floor Plan + Section E

Floor Plan + Section F

Guideline for Calculating the Rental Space of Commercial Premises (MF/G)

5 Rental Space Schema

DIN 277		Area types according to gif*
BGF		MF/G-0		MF/G
NF	•	Motor vehicle parking areas	•	Office and office technology rooms, open-plan offices
	•	Rooms for civil protection
			•	Conference, lunch, and social rooms
			•	Common rooms
			•	Sanitary facilities, utility rooms
			•	Security office, counter and service rooms
			•	Storage rooms, archives, cold store
			•	Sales and show room
			•	Waiting and dining areas, cells
			•	Goods collection and receiving area, change rooms
			•	Manufacturing halls, workshops, laboratories
			•	Classrooms, sports and exercising rooms, libraries
			•	Stages, studios rooms, show rooms
			•	Medical rooms, bed rooms
			•	Bicycle cellars
			•	In NF rooms situated levelling steps (including ramps replacing those) with a maximum of 3 pitches
TF	•	Waste water treatment and sewage disposal
	•	Water supply and service water heating
	•	Heating and waste incineration
	•	Fuel storage, gases and liquids
	•	Power supply, telecommunications
	•	Ventilation systems
	•	Lift and conveyor system engine room
	•	House connection and installation
VF	•	Shopping streets / malls	•	Hallways, entry lobbies, foyers as well as levelling steps (including ramps replacing those) with a maximum of 3 pitches therein
	•	Staircases, intermediate landings, and ramps
	•	Lift shafts, slate shafts
	•	Pathways, stairs and balconies for the only purpose of flight and rescue	•	Floor landings with direct outside access or to other floor levels
	•	Direct access from outside
	•	Motor vehicle traffic areas
KGF	•	Exterior walls and supports	•	Light partition walls
	•	Interior walls and supports which are structurally necessary	•	Walls which are structurally not necessary provided they do not enclose MF/G-0 areas
	•	All walls which enclose MF/G-0 areas	•	Movable or modifiable structures

*	These examples show some typical cases of use without any claim of completeness. In case of doubt, the rules of the Guideline wording will prevail over this schema.

[English Translation]

Appendix

Sample wording

The following sample wording is recommended by the gif working group Area Definition for usage in rental agreements (no liability assumed):

The rental property has an area of approx. …m², of which approx. ... m² are areas with usage restrictions (see MF/G, 1.2.4) plus a proportion of common area of approx. … m² based on the attached floor plan – attachment 1 […]. On request by one of the contractual parties, which has to be filed no later than 2 months after formal hand-over, on-site measurements have to be conducted by an architect or engineer to be appointed by gif Gesellschaft für Immobilienwirtschaftliche Forschung e.V., Wiesbaden or by an expert to be appointed by the appropriate Chamber of Commerce.

This expert has to base its measurements on the Guideline for Calculating the Rental Space of Commercial Premises (MF/G), as of 1 May 2012 of gif Gesellschaft für Immobilienwirtschaftliche Forschung e.V., Wiesbaden which is attached to this agreement […]. The parties bear the costs of the arbitrator bear in proportion to their prevailing and failing, respectively in relation to the point of time of the reference to the arbitrator.

Deviations of +/- 3% have no influence on the rental price. In case of a higher deviation the rental price changes based on the actual rental area, i.e. to the extent of the total deviation, effective from the month following the time of determination actual rental area. Already issued utilities statements will not be changed. The parties already agree to make the thus determined rental areas part of a supplemental agreement to the rental agreement. In case none of the parties requests an on-site measuring within the 2-months deadline, a deviation of the rental area will not lead, with the expressive will of the parties, to an adjustment of the rent and in particular does not constitute a deficiency.

To ensure transparency, it is recommended to attach the complete Guideline MF7G to all rental and purchase agreements (please observe copyrights).

[English Translation]

Building Specification – trivago

Version 3.5, as of 21 July 2015

Builder-owner:	IMMOFINANZ Medienhafen GmbH Hildeboldplatz 20
50672 Cologne

Object:	trivago Headquarter
Office building with underground parking Holzstraße/Kesselstraße
40221 Düsseldorf-Medienhafen

Project trivago/IMMOFINANZ Group

Page 2 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

1.	PRELIMINARY REMARKS		3

2.	PROPERTY		4

3.	BUILDING / BASIC INFORMATION		4

4.	ACCESSIBILITY		5

5.	BUILDING / BUILDING CONSTRUCTION		6

	5.1.	GENERAL	6
	5.2.	BUILDING PIT / FOUNDATION	7
	5.3.	BUILDING SHELL / SUPPORTING STRUCTURE	7
	5.4.	ROOFS	8
	5.5.	FACADES	9
	5.6.	GENERAL FIT-OUT STANARD	11

6.	BUILDING SERVICES		15

	6.1.	GENERAL	15
	6.2.	WASTEWATER AND WATER SYSTEM	15
	6.3.	HEAT SUPPLY FACILITIES	16
	6.4.	VENTILATION SYSTEM	18
	6.5.	COOLING SYSTEMS	20
	6.6.	HIGH-VOLTAGE SYSTEMS	21
	6.7.	TELECOMMUNICATION AND INFORMATION TECHNOLOGY SYSTEMS	24
	6.8.	CONVEYOR SYSTEMS	25
	6.9.	FIRE-EXTINGUISHING SYSTEMS	26
	6.10.	BUILDING AUTOMATION	26
	6.11.	OTHER SYSTEMS AND FACILITIES	27

7.	OUTDOOR AREA		27

8.	DEVELOPMENT – ROOM TYPES		28
	8.1.	OFFICE AREAS / OPEN SPACE / HALLWAYS	28
	8.2.	CONFERENCE ROOMS (8-12 PERSONS, 14-20 PERSONS UND 34-47 PERSONS)	29
	8.3.	CONFERENCE ROOM (4-6 PERSONS)	32
	8.4.	THINK TANKS	33
	8.5.	MEETING	34
	8.6.	LOUNGE / CREATIVE MEETING	35
	8.7.	CAFE MEETING / KITCHEN	36
	8.8.	SANITARY AREAS	37
	8.9.	TECHNOLOGY ROOM AND ARCHIVE	38
	8.10.	COPY / STORAGE ROOMS (FOOD, BEVERAGE, OFFICE SUPPLIES, LITTER)	39
	8.11.	CENTRAL SERVER ROOMS (2 BASEMENT ROOMS á 30 m2)	39
	8.12.	IT FLOOR DISTRIBUTOR ROOMS	40
	8.13.	RESTAURANT / KITCHEN	41
	8.14.	ELEVATOR LOBBIES	41
	8.15.	UNDERGROUND CAR PARKING	42
	8.16.	FOYER / RECEPTION / WELCOME AREA	43
	8.17.	PC TRAINING	43
	8.18.	AUDIMAX	44
	8.19.	ONBOARDING / ACADEMY / LIBRARY	45
	8.20.	FITNESS / YOGA	46
	8.21.	CHANGING ROOMS	46

Project trivago/IMMOFINANZ Group

Page 3 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

1.	Preliminary remarks

All planning and realisation is based on regulations and standards relevant at the time of the grant of the planning permission. All construction will be executed in accordance with accepted engineering standards. Deviations resulting from official requirements or other unforeseeable reasons, will be incorporated respecting the functional requirements of the following description in accordance with the rental agreement regulations.

Whenever products/qualities are mentioned, these shall be considered as accompanied by the words ‘or equivalent’. Generally, this represents an exemplary listing of products/qualities. Final selection is made by the Builder-Owner/landlord together with the Tenant by taking into consideration design concepts as well as colour concept and material concept of the construction project in the course of the final inspection. All design elements within the rental area will be inspected within the architectural overall concept with the Tenant.

Construction works which are not explicitly described, will be executed in a quality responding to the other construction works standards.

Accoutrements shown in the construction drawings only form subject of the agreement when they are described in detail in the building specification. Particularly, potentially depicted furniture, wardrobes, and storage cupboards are not included in the scope of service provided by the landlord.

The parties are aware that for this project only a preliminary planning has been issued so far. The planning of the project will progress on the basis of technical and official circumstances. This means, modifications to the preliminary planning/conception/execution planning and to construction will possibly be officially requested or may be necessary for static or other technical reasons. The tenant will be involved in the development to enable a purposeful planning of the project and implementation of the tenant’s requests. Further details are specified in the rental agreement regulations.

The floor plan shown in the standard planning represents the basic performance to be provided by the landlord. Modifications hereto are possible after consultation with the landlord and according to the regulations of the rental agreement.

As far as unit price are mentioned in this building specification, these are manufacturer-list prices, exclusive delivery and installation or laying respectively.

The landlord’s concept assumes due to a higher performance during the preliminary planning phase the installation of a metal cooling or heating/cooling ceiling respectively.

Project trivago/IMMOFINANZ Group

Page 4 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

The tenant favours the installation of a continuous plasterboard ceiling as cooling or heating/cooling ceiling. The landlord will assess during the preliminary planning and conception whether the expected heat loads can be discharged through a plasterboard ceiling. Should the thermal simulation results confirm this, plasterboard ceilings will be installed. In case the necessary results are not achieved, to bridge summer peak loads, the installation of non- visible into the ceiling cavity integrated circulation cooling cassettes with intake air/exhaust air via intake/outlet vents is planned for.

Alternatively, the installation of the above described metallic ceilings as whole surface installation is an option. A mixing of metal and plasterboard ceilings is not intended.

All façade elements and glass partition walls shown in the floor plan will be executed polygonal. The installation of round glass elements is not intended.

The planning and construction of the building includes a usage of the rooftop terraces of a maximum of 199 persons/visitors to avoid falling into the scope of the ‘Regulation for the Construction and Operation of Meeting Places’.

2.	Property

The property is located in Düsseldorf-Hafen, area Hamm. This is a property located between Holzstraße and Kesselstraße; the exact address has yet to be applied for with the land registry office. The property has excellent transport links and an easily be reached by public transport.

The building site (field 633, 634 and 636, field section 40 – area Hamm) comprises an area of approx. 14,352 m² according to the surveyor’s specifications.

3.	Building / Basic information

A maximum utilisation of the property is pursued. The underground part of the building should as far as possible extend over the whole construction area.

The planning concept provides a development with two basement storeys and an office building with one ground floor and five storeys (1. construction phase). The property provides for an extension for expansion area of up to 10,000 m² which is already considered in the architecture concepts (2. Construction phase).

Project trivago/IMMOFINANZ Group

Page 5 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

The specifications of the first construction phase are as follows:

Property size:	approx.	14,352 m²
Building height:	approx.	26m
Above ground gross floor area	approx.	30,065 m²
Underground gross floor area	approx.	26,700 m²
Rental area above ground	approx.	25,900 m²
Gross volume	approx.	127,400 m³
Parking spaces	at least approx.	450
Bicycle stands	at least approx.	100
Construction grid	varies from approx. 5.10 to 9.60 m
Extension grid	varies from approx. 1.25 to 1.45 m

Floor height of typical floors ranges from 3.90 – 4.00 m and approx. 5 m for the ground floor.

At this stage, the grid is adjusted to the tenant’s furnishing planning and will not be modified to the tenant’s disadvantage. A disadvantageous modification would be the modification of the planning so that the 6 “Apl.-“ group as well as the total number of workspaces, conference rooms, Think Tanks, floor kitchens, etc. could not be provided to the extent shown.

At this stage, the following clear heights are planned:

Upper floors:	approx. 3.00 m for office/hallways/conference rooms
approx. 2.50 m for restrooms and utility rooms
Ground floor:	approx. 3.50 m for reception and casino area
approx. 2.50 m for restrooms and utility rooms
Basement:	approx. 2.30 m

4.	Accessibility

The underground parking will be accessible via a ramp with the entrance/exit being located at the southern boundary of the property between Holzstraße and Kesselstraße. The access to the building itself will provided by a representative entrance from Holzstraße. The casino will have a separate entrance from the ground floor.

During normal operation access will be via the main entrance. These entrances will be secured by card reader devices (access for every employee). There must not be any access possibilities from other rental areas and from the elevator lobbies (when rented to several tenants).

Project trivago/IMMOFINANZ Group

Page 6 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

The vertical accessibility to the rental units is provided through the centrally located elevator systems and two staircases. For evacuation and as internal connection between the floors there are five further staircases. The building is equipped for disabled access.

All rental areas and common areas (including rooftop terraces, underground parking and archives) are equipped for disabled access. However, this does not apply to the terrace area on floor 1 to 5 which have thresholds with a minimum of 5 cm. However, the rooftop terrace is serviced by an elevator.

Delivery for the cafeteria kitchen and storage rooms by lorry delivery is at ground level.

5.	Building / Building construction

5.1	General

The building is a multi-store office building built as massive reinforced concrete construction. Basis is a reinforced concrete construction primarily consisting of supporting pillars, walls and core staircases.

The building can be divided into several rental units which are each divided into fire zones and usage units. Each rental unit has escape routes through staircases as required under building laws. The internal closure of the fire zones or usage units, respectively, is achieved by fire doors. Doors not necessary for the tenant will– unless required for official approval

- only be prepared but not installed upfront.

Each usage unit has its own supply core which is located near the relevant staircase. The office areas are flexibly divisible and are flexible in use on a basic grid of approx. 1.25m up to 1.45m, for the use as single offices as well as group offices is possible.

The exterior building design is stepped floor by floor and comprises a crescent-shaped building shape. The crescent shape forms a campus-style inner courtyard at ground level. The courtyard offers a pot to take a break, a terrace area for the casino/restaurant and aquatic area. Pointing towards the inner campus, terraces are planned for each level of the office floors.

The exterior and interior facades will be generously glazed. The window areas are typically situated on a balustrade element with exception of the window areas in the terrace areas and on the ground floor. These are planned to be floor-to-ceiling windows.

The structure of the polygonal window partitioning blends into the construction, the building radius, and the construction grid. The enclosed façade surfaces will receive curtain-type metal cladding. The roof will be a flat roof system.

Project trivago/IMMOFINANZ Group

Page 7 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

For the ground floor, a generous and green inner courtyard is planned. The Open-air space of the inner courtyard extends to all upper floors.

The building will be certified according to the International Greenbuilding Standard LEED Core & Sheel 2009 with a Gold Certificate. The sustainability seal LEED is the American certification system of the USGBC (US Green Building Council) for the sustainability of building projects.

5.2	Building pit / foundation

The groundwater table in the range of the property corresponds immediately to the water table of the Rhine. Due to the existing groundwater a temporary lowering of the groundwater table is necessary.

The foundation follows the requirements of the foundation soil report and static calculations. Buoyancy safety is ensured by implementing appropriate measures.

5.3	Building shell / supporting structure Load assumptions:

The load is carried by ceilings, supporting pillars and/or wall plates. The following live loads according to DIN EN 1991-1-1 including NAD have been estimated:

Basement:	2.5 kN/m² for parking areas
10.0 kN/m² for archives and technical rooms
Ground Floor:	5.0 kN/m²
Office areas:	5.0 kN/m², however to transfer the load into the vertical structural elements and into the foundation, the live load is reduced by factor 0.7 (i.e. q’=3.5kN/m²)
Roof areas:	varies according to planned use

Vibrations

The supporting structure will be constructed so that vibrations caused by the nearby tram transport will not be transmitted into the building.

Basement / Underground parking

Construction of the foundation slabs/foundation bed and the rising ground-reaching exterior walls as white trough with waterproof concrete against pressing water. The connection of the exterior walls with the foundation bed upstand and baseplates is executed by seam sheets. Crack distribution and shrinkage of the concrete to avoid cracks in the walls is planned, and in addition predetermined breaking points.

The surface of the foundation slab/foundation bed will be manufactured surface-finished and without gradient to be fitted with a coating system. The inclined ramp is planned as drivable reinforced concrete construction with lateral scrape bands.

Project trivago/IMMOFINANZ Group

Page 8 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

Interior walls consist of, according to static requirements, reinforced concrete or brickwork, partially as solid walls, partially as dissolved reinforced concrete framework construction. The infill masonry of the framework construction will be – if no wall plaster is planned - executed with brickwork with smoothed joints. The free-standing supporting pillars are planned as round, square, or rectangular reinforced concrete pillars in different dimensions.

Ground-reaching exterior walls will be fitted in sections with perimeter insulation according to thermal insulation certificate. Thermal insulation between heated and unheated rooms will be done by wall/ceiling insulation according specification of the thermal insulation calculation and the fire protection certificate. Vertically connecting construction elements (supporting pillars, walls etc.) will be fitted with flanking insulation if required.

Ground floor and Upper floors

The building shell is carried out – as described under number 5.1 –reinforced concrete structure with flat ceiling structures and load-bearing vertical structural elements such as supporting pillars, wall plates and core walls according to the static concept.

The ceilings of the standard floors will be manufactured as flat ceilings with a thickness of 30cm and according to static requirements respectively.

In the reinforced cores and staircases, the load-bearing interior walls are made of reinforced concrete according to static requirements. The free-standing supporting pillars are also planned to be made of reinforced concrete in different dimensions.

The staircases will be executed with a ready-to-paint smooth concrete surface ready for coating (rough industry character). The flight of stairs will be executed with sound insulation towards the adjacent walls and ceilings.

5.4	Roofs

Roof

The main roof will be a warm roof. The roof will receive a thermal insulation according to EnEV, roof covering by the means of bituminous waterproofing as we as a gravel layer. As the roof needs to be accessible, tiling with concrete tiles along the edge of the roof will be installed. The measurements and material selection shall be made in consultation between the landlord and the tenant.

Alternatively, it is considered to construct the roof as inverted roof. The final decision in this regard will be made by the builder-owner in the course of the further planning together with the architect.

The roof over the underground parking receives a roof with bituminous waterproofing, flanking insulation dependent on requirements, and a mineralised sealing layer for holding the tiling or cover with plants and grass. Thermal insulation according to EnEV.

The reception area on the ground floor will be fitted with a glass roof construction to allow for natural lighting. The glass roof will be fitted with opening elements to allow for natural heat discharge.

Project trivago/IMMOFINANZ Group

Page 9 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

If direct sunlight on the glass roof area is possible, the affected areas of the glass roof construction will in addition be fitted with an external mechanical sun protection device. The opening elements are controlled through the GLT as wells as manually through the reception.

All other inner courtyards will be fitted with tiling and/or covered with plants and grass. The roof will be constructed as warm or inverted roof.

Terraces/roof utilisation

See number 7.

Anchorage points

Roof areas will be fitted with anchorage points for personal security for maintenance work as single anchorage points where necessary.

Maintenance access

Where necessary, the roof will be fitted with paved walkable areas for maintenance purposes.

5.5	Facades

Windows/outer doors

The polygonal window systems of the ground floor and upper floors will be executed with aluminium profiles with insulation glazing. The windows of the upper floors mainly stand on a 60cm high reinforced concrete balustrade construction. For the ground floor and most terraces floor-to-ceiling windows are planned. In the areas of the terraces, steps or base mouldings are permitted. These elements will be executed in a way that in general within the grid of approx. 1.25 to 1.45m partition walls can be connected.

The polygonal window elements in the upper floors alternate between fixed and opening elements at the rate of 1/3 opening elements; 2/3 fixed elements. The opening element is planned as plain sheet metal. The alternating arrangement ensures the possibility of a natural ventilation for the main usable areas. The opening casements will be fitted with turn-only fittings, whereas the turning function will be fitted with lockable opening limiters. Openable window elements of the ground floor will only be fitted with tilt-only fittings.

The minimum requirements of the ENEV 2014 and of the thermal insulation certificate will be implemented.

The requirements and provisions on exterior noise protection will have to be assessed and determined through an expert opinion. Possible low-frequency noise caused by shipping in the nearby port will be included.

Outer doors are planned as thermally separated façade doors with a sufficient width and also as escape doors. The ground floor façade doors will receive stainless steel pull

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handles, lock monitoring with permanent connection to the EMA and self-locking panic locks depending on requirement and approval. The main entry doors of the building will be fitted with vestibule constructions with high-speed sliding doors. Dust control mats integrated into the flooring will be provided in the entrance area.

All visible aluminium elements, panels, etc. are planned to be white in colour (RAL 9003). Fittings, bands etc. will be inspected together, all handles will be stainless steel.

Protection against sun and glare

It is planned to fit all façade elements with exterior sun protection, with horizontal blinds, adjustable and a central override by sun, wind, and rain devices. The sun protection will be designed for increased wind load (14 m/s).

In top areas the blinds will be horizontal to allow for glare-free influx of daylight even when the sun protection is lowered. Slats might be perforated.

A zone-by-zone control of the sun protection is planned (a maximum of 4 working space groups per zone). Single-use rooms, such as conference rooms, lounge, meeting etc., form a separate zone each.

For conference rooms at the façade, mechanically operated internal glare protection is planned. Retrofitting of glare protection also in office areas at later stage will be possible.

Façade cladding

The closed polygonal façade areas will be fitted with white (RAL 9003) curtain-style aluminium panels. Mineral insulation is planned to be fitted between the concrete exterior wall and the metal cladding according to the requirements of structural physics and fire protection.

Exterior window sills will be made from folded aluminium sheets analogous to the façade cladding.

Miscellaneous

The tenant requests to present themselves with a logo to be placed on the façade (ideally on the upper floors) as well as in the entrance area. The layout has to be specified in the course of the further planning with the approving authority, the tenant and the landlord.

The underground parking door will be executed as electrically operated sectional door including control unit.

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5.6	General Fit-Out Standard

The general fit-out standard is described in the following sections. A categorisation by room types building on that will follow under number 8.

Partition walls

Partition walls will be constructed – unless otherwise stated – as plasterboard partition constructions made of galvanised C-profiles with double-sided double-layer panelling and internal mineral fibre insulation. Sound insulation value of the plasterboard partitions of min. R’w = 42 dB when installed. Installation walls as lashed partition and/or brickwork or reinforced concrete, respectively.

System partition walls as monocoque construction with full glazing as partitions of the conference rooms towards the hallways will be constructed according to the floor plan Within the system partition walls, doors (as part of the system partition wall) have to be provided in addition to solid-wall side elements to accommodate control elements, switches, and power sockets for cleaning. The system fitting doors and fittings will be selected.

Internal restrooms will be partitioned by room-high plasterboard partition constructions.

Doors

Doors planned within the system partition walls will be glass doors with glass transom lights. The doors within all other enclosure walls (plasterboard, brickwork or reinforced concrete) will be fitted with wooden door leaves. Hallway doors will be fitted with noise-ex bottom seals. Door frames will be constructed as steel-wrapped frames and will be painted in RAL 9003. As far as glass doors with sound protection are required according to the planning, these have to be executed as glass doors with sound-ex-rail and seal rail.

Fittings, hinges, and handle sets have to be stainless steel. The doors will receive a mechanical locking system. The surface of smoke protection doors with retractable bottom seal and system-compatible threshold will be painted with RAL.

Basement doors and/or doors leading to technology and storage areas will be executed as fire and/or smoke protection doors/dampers one or two-winged in different widths as sheet steel door. The colour/material concept has still to be coordinated between tenant and landlord.

Restroom doors with bathroom furniture wit ‘engaged-indicator’ will be stainless steel, matching the door fittings. Doors for disabled access will in addition be fitted with a handle bar and collision protector.

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Hallway doors

Floor access doors and hallway doors will be aluminium or steel-glass-frame doors. Doors will be executed according to fire protection requirements and according to the fire protection concept. Doors will be permanently connected to the EMA unit (magnet & bolt contact).

Fire Protection Doors

A partition for fire protection purposes into units of approx. 400m² (so-called utilisation units) is achieved by the installation of fire protection/smoke protection doors which are parked as ‘permanently opened’ within a facing panel in a veneered recess and will only be closed in the event of an incident.

Floor Structures

Office areas will be constructed – unless otherwise stated – as full-surface cavity floor. The cavity floor will be constructed as two-layer floor system (gypsum-bound support plate and floating screed) and will be fitted intermittently with a sufficient number of revision openings to enable easy wiring at a later stage. The clear and usable height of the cavity floor is approx. 8 cm.

The elements of the cavity floor consist of height-adjustable supports and supporting formwork elements made from gypsum-bound system plates onto which self-levelling screed will be installed. IT-UV rooms and server rooms will be fitted with double floor with applied coating with appropriate discharge capacity.

Special floor structures with higher requirements and possibly sealings according to requirements might have to be installed in technology, IT, storage and sanitary rooms

Ceiling Structures

Office areas will be typically fitted with suspended heating and cooling ceilings. Where technical requirements of the heating/cooling load calculation are met, the heating/cooling ceiling will be manufactured as acoustically effective plasterboard ceilings with square perforation. Where the plasterboard ceiling meets the façade or partition walls, a 20cm flat frieze will be spatulated.

In case the technical requirements (thermal comfort) should not be met, additional non- visible circulating cooling cassettes with air intake/exhaust via slit intakes/exhausts integrated into the ceiling cavities can be used.

Alternatively, metal ceilings could be fitted which would then be full surface. A mixing of metal and plasterboard ceilings is – to maintain the homogeneous overall appearance – not planned.

A homogeneous overall appearance of the ceiling is very important to the tenant. The ceiling pattern therefore needs to be arranged with the tenant in the course of the planning process. Ceiling installations should be kept at a minimum.

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Revision openings in the ceiling should be fitted with the same square perforation as the surround plasterboard ceiling.

Slit outlets will be fitted to the ceiling to ensure mechanical ventilation of the rooms.

Internal and middle zones will be equipped with the cooling ceilings in the above described quality. The integrated clear ceiling height will be at least 3.00 m (office and hallway areas) and will not have any protrusions or ceiling panelings. The surface of the ceiling will also be executed to have a homogeneous overall appearance. Ceilings will be manufactured in white colour (RAL 9003).

Restrooms and rooms with high humidity will be fitted with waterproof plasterboard (GKB- I-Platten). Revision opening flaps, spaces for lamps, etc. will be exectuded according to the requirements of the TGA.

Room-acoustical measures

Reverberation time in office and conference rooms without furniture and occupants does not exceed 0.8 sec (analog DGNB).

Signage

The signage necessary for fire brigades as well as escape routes will be executed according to the fire protection concept. Signage of the underground parking entrance and exit as well as within the underground parking area will be executed according to StVO requirements; parking spaces, direction arrows as floor and wall marking.

A guidance system for the object will be developed in consultation between tenant and landlord. Room signs and room numbers will as standard be on all doors. The landlord calculates a budget of €150.000 (net) to implement those measures (see also 8.16).

Locking System

The whole building will be fitted with a general locking system except for those doors which are fitted with electronic access control.

The emergency master keys have to be kept in an alarm controlled key safe, to be installed to the requirements of the fire department. All measures have to be implemented to the requirements of the fire department.

Safety concept

Turnstiles

Access to the office areas of the tenant will be secured through turnstiles. The system is operated with the same non-contact electronic access control system. Positioning of the system according to the tenant’s layout plan.

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Access Control

The shell of the building will be equipped with a non-contact electronic access control at the main entrances including self-locking motorised locks with panic function. Doors which only serve as emergency exits will be fitted with escape door terminal. Doors of the shell of the building will be fitted with lock monitoring and linked to the EMA.

Furthermore, the floor and department doors, doors to server rooms as well as underground parking doors and vehicle boom gates will be equipped with a non-contact electronic access control system (electronic door opener, no motorised locks). Doors to the archive and storage rooms as well as floor distributor rooms and data technology will be equipped with electromechanical locking cylinders.

All main building access doors including access from the underground parking have to equipped with video intercom. The video intercom will be planned IP-ready and can therefore be connected as extension to the user’s telecommunication system (IP-ready). The communication stations can be configured as TC terminal.

The communication station video signal can network-compatible be displayed on a PC screen of the reception. It is also possible to open the main entrance doors of the shell of the building via the TC system to allow access to after-hours visitors. Doors to the tenant’s rental areas will be equipped with intercoms without video.

Break-in Resistance

Surveillance of the building is ensured by installing an intrusion detection system at the shell of the building on ground level as well as in the area of all balconies, terraces, and canopy constructions on first floor level with opening-locking monitoring and glass breakage detector on all windows and outgoing doors. The intrusion detection system will be prepared to be connected to a security company. Intrusion alarm can be selected to be silent or with an acoustic alarm (sirens) in the building.

Video Surveillance

Ground level façade is monitored with a video surveillance system. The system will not monitor public areas.

Barrier-free construction

The building is accessible barrier-free. Main entrances are accessible step-free and have a clear passage width of ≥ 0.90 m. The barrier-free elevators service all usable floors, one elevator leads to the roof terrace. Lift doors will be constructed with a clear door width of ≥ 0.90 m. In the first basement level, parking space for the disabled will be provided in sufficient numbers.

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6.	Building services

6.1	General

The supply of the building with electricity, heating, fresh water, and telecommunication services is provided by house connections still to be agreed upon with the utility company. The house connections will be installed and connected in the respective utility rooms in the basement.

6.2	Waste water and water system

Waste water and rain water

Rain water and waste water pipes will be kept separately in the building.

Rain water will be collected on the roof through roof outlets and discharged through the subsequent network of pipes. Rain water pipes within the heated areas of the building will be fitted completely with condensate insulation. Emergency drainage of the flat roof is provided by emergency drains.

The entrance ramp of the underground parking is equipped with gradient gutters to ensure retention of rain water.

All waste water will be piped from the sanitary facilities through down and collector pipes to the public mixed water drainage.

Pipe material for waste water pipes in accordance with the requirements of expert planning ‘technical building services’.

Water supply

Drinking water supply is provided through the net of Netzwerk Düsseldorf. The connection of the building will take place from a – still to be determined – basement utility room sanitary with backflow preventer and automatic and time-controlled backwashing filter. A pressure boosting system provides, if required, a minimum flow pressure of at least 1 bar also for the upper floors. Each riser is equipped with shut-off valves which are planned to be in the basement or on the ground floor under the ceiling.

All string and distribution lines for drinking water will be made from stainless steel. From the shut-off facilities for each floor with water meter the floor and individual connections will be made from multi-layer composite material (PE, aluminium, PE). In areas susceptible to frost all cold water pipes and shut-off valves will be fitted with trace heating.

It is planned to prepare the shafts of all rental areas with for the installation of cold water meters and ball valves for shut-off. The objects will be installed through wall-hung systems (WC element with flush button, flushing tank and stop/flush function). The warm water supply of the washbasins in the restrooms is provided decentralised. Therefore, small instantaneous water heaters are installed under the washbasins. The tenant will arrange warm water supply for the tea kitchens where required.

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Irrigation of the green areas in the inner courtyards and outdoor areas will be provided by installing a system to supply plants with drinking water. To provide this, it is planned to install outside taps connected to the basement sanitary centre.

Sampling valves to determine the chemical and microbiological parameter of the drinking water will be installed at all necessary points. The necessary regular hygiene flushing will be realised through the urinal flushing.

Sanitary facilities

The restrooms equipment will be average standard:

Toilet facilities:	wall-hung washdown WC including matching plastic WC seat; tank cover white or chromed, 2-quantity button for flushing; installation element with water saving operation, model and colour after inspection

Urinal facilities:	urinal with non-contact flushing (infrared) urinal

WC facilities for disabled:	sanitary porcelain washdown wall WC with approx. 70 cm outreach, colour white, WC seat (no lid); UP toilet tank, condensate insulated, with installation set for foldable support rails, including remote controlled flushing.

Accessories:	chromed toilet paper holder for 2 rolls, wall-hung toilet brush holder, clothing hooks. Lady’s toilet in addition: hygiene bin.

Wash stand:	individual crystal porcelain washbasin with overflow; one-lever mixing faucet chromed.

6.3	Heat Supply Facilities

Heat generation facility

Heating of the building will be supplied through the district heating system of Netzgesellschaft Düsseldorf.

District Heating

District heat shall be connected in the utility room Heating in the basement. Here, the primary sided separation to the secondary net of the house supply through transmission station with heat exchanger will take place. The lowest design temperature for heating facilities in Düsseldorf is - 10°C.

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Heat Distribution

Heat distribution is provided through insulated pipes in the basement or ground floor, respectively, in areas susceptible to frost with trace heating, to the installation shafts. From here, the individual floors will be supplied. Each shaft exit will be fitted with shut-offs and will be prepared for installation of heat meters.

The preparation for the installation of heat meters will be prepared in each case for the smallest individual rental area (approx. 400 m²).

Room Heating Radiators

The heat transferral system (heating surfaces) necessary for heating are described in the following:

Office Areas / Open Spaces / Hallways

Office areas will be equipped with heating/cooling ceiling systems near the facades with connection to a four-cable system. The winter minimum design temperature is 22°C. The base temperature can be adjusted between 20 and 22°C.

Temperature setting is provided façade and greater area wise.

Conference Rooms / Meeting Rooms / Think Tanks

The ground floor meeting and conference rooms will be provided with heating/cooling ceiling systems with connection to a four-cable system.

Inside meeting and assembly rooms as well as think tanks do not need to be equipped with a ceiling with heating system as these rooms do not have any heat loss. These rooms will only be equipped with cooling ceiling elements. The design temperature for heating is 22°C. The base temperature can be adjusted for each room individually between 20 and 22 °C.

Temperature setting is provided room-by-room and area-by-area, respectively.

Sanitary Areas

The sanitary areas, when located at the façade and when they have a heat load, will be provided with flat panel radiators with thermostat valve for heating. Room temperature according to ASR:

Storage and Archive Rooms

Storage and archive rooms will – when heating is required - be equipped with heating through profiled flat panel radiators with thermostat valve.

Room temperature:	5°C for storage rooms in basements
15°C for archives in upper floors

Restaurant

The restaurant will be in the areas adjacent to the façade equipped with heating/cooling ceiling systems with four-cable connection.

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The room interior will be equipped with a cooling ceiling system. The temperature adjustment takes place façade oriented.

The dimensioning temperature is 20°C.

Foyer / Reception / Welcome Area

The foyer area is provided with a heating/cooling ceiling system with four-cable connection adjacent to the façade. The room interior will be equipped with a cooling ceiling system. The temperature adjustment takes place façade oriented.

The dimensioning temperature is 21°C.

Utility Room Areas

The heating of the basement utility rooms and the staircases is provided by flat panel radiators with thermostat valves. The dimensioning is calculated according to DIN.

6.4	Ventilation System

Ventilation System

All aboveground utility areas will be equipped with mechanical ventilation systems which ensure the hygiene of the room air, listed as follows. The combined intake and exhaust air system with WRG will be position in the basement. The ventilators for the exhaust air system will be positioned on the roof.

All fire protection sections will be equipped with fire protection flaps. Those will be activated through the BMA and temperature measurements. When bypassing fire protection sections, fire protection plates [Promatierungen] will be installed.

Office Areas

Fresh air volume is dimensioned at 40m³/h/working space It is planned to use ceiling integrated slot rails providing high inductive intake air supply as air exhaust system. Adjustment of fresh air volume is provided through a volumetric flow controller per minimal possible rental unit (400m²). All open spaces are one control zone.

Air volume will be controlled according to the CO2-volume in the room air determined by CO2-sensors. Exhaust air will be centrally sucked per rental unit (400m²). exhaust air will partially be utilised for WC additional flow.

Intake air temperature is 20°C all year round.

Tea Kitchens / Floor Kitchens

Floor kitchens will be equipped with exhaust air system. To reduce the penetrating of kitchen smells (cooking in the kitchen) the kitchen will be operated with negative pressure.

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Conference Rooms / Meeting Rooms / Think Tanks

Fresh air volume is dimensioned at 40m³/h/person. Air exhaust is provided through ceiling integrated slot rails providing high inductive intake air supply.

Regulation of the volume of air is done room-by-room through volumetric flow controller. Air volume will be controlled according to the CO2-volume in the room air determined by CO2-sensors.

Intake air temperature is 20°C all year round.

Sanitary Areas

Sanitary areas will be vented according to ASR with at least fivefold air exchange per hour. Exhaust air will be dissipated via ventilators through the roof. Intake air is provided from the adjacent hallway and office areas. To ensure this, doors will be equipped with undercuts and built-in grids.

Exhaust air systems are operated time controlled. The areas among themselves are adjusted through volumetric flow controller. Sound transmission between men’s and lady’s WC is prevented by installing Cross-talk sound attenuators.

Storage and Archive Rooms

Storage and archive rooms will be ventilated with a 5-fold air exchange.

Intake air for the upper floor archive rooms will be heated to at least 15°C. Cooling is not intended.

Restaurant

Fresh air volume is dimensioned at 40m³/h/person. As measurement base serves the maximum permitted number of persons according to the fire protection concept. Air exhaust is provided through shadow gaps in the suspended ceiling.

Intake air temperature is 20°C all year round.

Foyer / Reception / Welcome Area

Intake air is dimensioned for a two-fold air exchange. Air exhaust is provided through ceiling integrated slot rails providing high inductive intake air supply.

Regulation of the volume of air is done room-by-room through volumetric flow controller. Air volume will be controlled according to the CO2-volume in the room air determined by CO2-sensors. Air exhaust is provided through shadow gaps in the suspended ceiling.

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Intake air temperature is 20°C all year round.

6.5	Cooling Systems

Comfort Cooling

To ensure comfort cooling it is intended to install a highly efficient cooling system with electrically driven compression cooling system in the basements. Back cooling is provided through air-cooled back cooling systems which are installed on the roof. The cooling units will supply the cooling consumers:

•	Ventilation technology

•	Heating/cooling ceilings

•	Cooling ceilings

All ventilation technology devices and all floor exits will have the possibility to install a heat meter so that each rental unit can be billed separately.

Office Areas

All office areas adjacent to the façade will be equipped, as already described under Heating, with heating/cooling ceiling systems with connection to a four-cable system to select heating or cooling.

Inner zones as well as separated meeting and assembly rooms and think tanks will be equipped with cooling ceiling systems.

The systems will be dimensioned so that in connection with airing a maximum room temperature of 26°C with an outdoor temperature of 32°C will be maintained. If the outdoor temperature rises above 32°C, the indoor temperature has to be at least 6 K below the outdoor temperature.

Open office areas are regulated per façade side and per room section. Separated meeting rooms etc. are regulated room-by-room.

Conference Rooms / Meeting Rooms / Think Tanks – Office Floors

Meeting rooms, conference rooms and think tanks facing outwards will be provided with heating/cooling ceiling systems with connection to a four-cable system, to select heating or cooling.

The systems will be dimensioned so that in connection with airing a maximum room temperature of 26°C with an outdoor temperature of 32°C will be maintained. If the outdoor temperature rises above 32°C, the indoor temperature has to be at least 6 K below the outdoor temperature.

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Conference/meeting rooms and think tanks are regulated room-by-room.

Restaurant

The restaurant area adjacent to the façade will be equipped with a heating/cooling ceiling system with connection to a four-cable system. The room interior zone will be equipped with a cooling ceiling system. Regulation will be façade oriented.

The systems will be dimensioned so that in connection with airing a maximum room temperature of 26°C with an outdoor temperature of 32°C will be maintained. If the outdoor temperature rises above 32°C, the indoor temperature has to be at least 6 K below the outdoor temperature.

Foyer / Reception / Welcome Area

The foyer will be equipped with a heating/cooling ceiling system with connection to a four- cable system. The room interior zone will be equipped with a cooling ceiling system. Regulation will be façade oriented.

The systems will be dimensioned so that in connection with airing a maximum room temperature of 26°C with an outdoor temperature of 32°C will be maintained. If the outdoor temperature rises above 32°C, the indoor temperature has to be at least 6 K below the outdoor temperature.

Process Cooling (IT)

It is planned to provide a separate cooling system for the IT floor distribution rooms as well as the two basement server rooms. For the IT distributor (five per floor) a cooling performance of 1,000 W is provide, for the server rooms 2x30 kW each. To ensure system redundancy and for maintenance purposes, each server room will be provided with additional cooling performance of 15 kW (150% performance divided in 3 x 50%). Cooling for the server rooms is performed analogue redundant.

Process cooling waste heat will be supplied to the heating net during heating season. Waste heat that cannot be utilised will be vented outside.

Ceiling mounted fan coil units will be provided in the IT floor distributing rooms, in the server rooms recirculating cooling systems placed in the double floor.

6.6	high-voltage systems

High and medium voltage systems

Energy supply of the building is provided through the medium voltage net provided by Netzgesellschaft Düsseldorf. For this purpose, the installation of a transformation station (MS system and transformers) on the ground floor/in the basement according to the requirements of the network operator is planned. The medium voltage system is intended as distribution grid station of Netzgesellschaft Düsseldorf.

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Power self-supply systems

A central battery system is planned, according to authority requirements, to be provided for safety lighting. Furthermore, the fire alarm system, smoke and heat extraction system and BOS building radio communication system (if required after field measurements) have independent battery systems to ensure temporary emergency power supply for these safety-related systems.

A diesel powered supplement system is planned for the smoke extraction system and sprinkler system ´, if required by building laws.

The tenant plans USV systems for both server rooms. The installation of the USV system will be arranged by the tenant. Costs for the installation of the USV will be borne by the tenant. The positioning of the transfer points (power connection server rooms) will be planned with the tenant.

Compensation System

The installation of a reactive power compensation system is intended.

Low Voltage Installation and Switchgear

Low voltage supply is provided from the transformer station to the basement utility room electric, divided by normal electrical consumers and substitute consumer. Here, floorstanding cabinets such as NSHV and meters with protected circuits, will be installed. From here, subdivisions for general and rental unit supply will be provided. A subdivision in electro/FM/server rooms will be provided for each rental unit. If several rental units are supplied together, the installation of separate meters is prepared.

Tea kitchens will be provided with a power point with power current (440V) for connection industry dish washers including the relevant safeguarding.

Server Rooms

The tenant will install 6 data cabinets in each server room. Each data cabinet will have 6x16A wiring. Execution as redundant A+B supply (3x A, 3x B).

Lighting System

Lighting will be installed according to DIN EN 12464-1/2003 for indoor workplaces . The lighting in hallways, staircases, and walking areas will be operated through motion sensors or local switches.

According to DIN EN 12464-1/2003 the following mid-level illumination levels are planned:

Reception (worktop level) 500 lx

Reception area 300 lx

Office areas (extensive) 500 lx

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Conference rooms 500 lx

Think tanks 500 lx

Hallways in office areas (surrounding areas) at least 300 lx up to approx. 500 lx

Staircases and hallways 200 lx

Archive and storage rooms 200 lx

Restrooms 200 lx

Staircase and escape route areas:

Wall and ceiling lighting as required.

Offices:

The illumination of the workplaces is provided by direct/indirect radiating pendant luminaires which are controlled by presence detectors. A manual operation trough switches is still possible. Furthermore, a dynamic control of artificial lighting is planned. Lighting control is provided room-by-room, in open offices zones with groups of 4 seating areas (blocks of 6) per zone are formed. The basic lighting of the office hallways is controlled by switches; switches are positioned along the hallway wall approx. every 10 m.

Conference / Meeting rooms:

The pendant luminaires can be controlled or dimmed, respectively, room-by-room. The pedant luminaires will be positioned in consultation between tenant and landlord.

Terraces:

Recessed downlights with increased enclosure protection, manually controlled.

Utility/Storage/Archive Rooms/Underground Parking

Moisture-proof diffuser luminaire with prism tub.

Foyer/Reception:

Lighting according to the tenant’s interior architect’s design concept.

WC and Restroom:

Ceiling recessed downlights.

Safety Lighting

Safety lighting according to building permit.

Lightning Protection and Earthing Systems

The building will be equipped with a lightning protection system according to the regulations of DIN VDE 0185.

Other High-Voltage Systems

Installation is made as flush-mounted installation and – where possible – within the suspended ceiling or cavity floor, respectively. In shafts and similar elements with air movement, switches and power sockets with air-tight casings will be installed.

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Flush switches and sockets inserts will be fixed with screws only. Switch program will be a representative panel switch program.

fm-water-protected models:	all installations (switches, buttons, power sockets, thermostats etc.) in white, similar RAL 9010, square

Surface type models	electro grey, square, power sockets with flap

The installation in the utility areas is made within the cavity floor.

The equipment of the floor tank will be defined in chapter 8.

There will be a sufficient number of power sockets for the purpose of the general supply and cleaning. All electro/FM/server rooms will in addition be fitted with a CEE power point, 5 pole 16A.

The protection of the floor tank is looped through so that up to 4 double sockets are protected through one fuse. One double socket will be protected separately for IT supply.

6.7	Telecommunication and Information Technology Systems

Telecommunication systems

The building will be connected to the telecommunication network (e.g. Deutsche Telekom). Both server rooms will be connected to the building main distributor via a 6 DA telecommunication cable.

Mobile phone reception must be ensured in all aboveground areas. Reception will be controlled after completion of the shell construction and the façade by RF coverage. In case no sufficient mobile coverage can be determined, further measurements have to be agreed upon by the tenant and the landlord. Should the costs not be covered by the mobile provider, the landlord will bear the costs (for one networker provider to be determined).

TV and Antenna System

A connection to the BK network is intended. Wiring is provided up to the house connection/building main distribution room. All further wiring will be realised by the tenant.

Media Technology

For the implementation of the measures media technology, the landlord calculated a budget of €660,000 (net). The details of the requirements/execution still have to be determined between the tenant and the landlord. Power and RJ45 connections (also for possible media technology) according to the room descriptions in chapter 8 are included

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In the basic services and are not financed by the budget.

Data Technology

A structured network wiring CAT7 will be installed as IT and network wiring between the floor tanks and the IT floor distributors. The floor distributors will be supplied from the two basement central server rooms with 24 fibres single mode OS2. The connection between the two server rooms is conducted by 24 fibres single mode OS2 as well as 8x CAT7.

A 40G minimum bandwith from house connection/transfer point of the provider to the server rooms and the floor distributors is ensured. The minimum bandwith from the floor distributor to the workspaces and meeting rooms, Think tanks, etc. is 1 G.

It is intended to provide two data cables each for the electrical sub-distribution. One IT floor distributor is intended for two 400 m² rental areas (approx. 800 m²) each.

The supply of the data cable to the two server rooms by the provider – still to be named by the tenant, will be established redundant (line provision).

Full-coverage WiFi network has to be established for the whole building. For this purpose, a RJ45 network port per access point is provided in the ceiling area. Delivery and installation of the access points is carried out by the tenant.

Alarm Systems

Disabled Persons Call System

A disabled WC will be established in the area of the foyer/reception on the ground floor and will be equipped with disabled persons call system which will be transferred to the reception des on the ground floor.

Fire Alarm System

The building will be equipped with a fire alarm system according to DIN 14675 and VDE 0833. The system will be executed as a system category 2 (partial protection without monitoring the intermediate floors and intermediate ceilings). The fire alarm system will be transferred to Feuerwehr Düsseldorf. The alarm takes place via sirens. The underground parking is monitored by the sprinkler system (no BMA).

6.8	Conveyor Systems

Passenger Lifts

The building will be equipped with 10 passenger elevators. One of the elevators will only go to the underground parking levels and the ground floor. It serves as visitor access to the building and ensures access to the building via the foyer by its position in the foyer/reception area.

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All other elevators service all floors and are intended to be machine room less traction elevators with 1,600 kg/1,000 kg/21 persons/13 persons load capacity, doors with a passage width ≥ 0.90 m, passage height approx. 2.10 m and a cabin size of 2,400 x 1,400 x 2,300 mm / 2,100 x 1,100 x 2,300 mm (d x w x h). The speed is approx. 1.6 m/sec. One of the five central systems of five serves in addition the roof area of the building.

The interior design of the elevator cabins will be executed according to the design concept of the landlord. The cabin walls are covered with stainless steel. The back wall s mirrored and glazed in some elevators, respectively. A stainless steel handrail is mounted on the wall. The cabin floor is lowered and equipped with the same flooring as the foyer. The cabin doors are stainless steel. The elevator system is operated via the operating panel.

The call the elevator to the basement is made through the activation through a code card.

Freight Elevators

The building will be equipped with two freight elevators. The elevators will serve the floors ground floors to second basement and intended to be machine room less traction elevators with 2,000 kg/26 persons load capacity, doors with a passage width ≥ 1.30 m, passage height approx. 2.10 m and a cabin size of approx. 2,700x1,500x2,300 mm (d x w x h). The speed is approx. 1.0m/sec.

The interior design of the elevator cabins will be executed according to the design concept of the landlord. The cabin walls are covered with painted sheet stainless. A stainless steel handrail is mounted on the wall. The cabin flooring is checker plate. The cabin side walls will be equipped with wooden or plastic profile ram protection. The cabin doors are stainless steel. The elevator system is operated via the operating panel

A smoke extraction system is planned for the elevator shafts.

6.9	Fire-Extinguishing Systems

Both underground parking levels in basement 1 and basement 2 will be equipped with sprinkler system covering the whole area as dry system. The foyer will – due to the glass roof – be equipped with a wet sprinkler system. The complete sprinkler system will be installed according to generally accepted engineering standards.

Fire extinguisher in sufficient numbers will be provided in the whole building.

6.10	Building Automation System

For the purpose of a largely automatic and economic operation of the technical building equipment, freely programmable automation equipment and a superordinated visualisation as web service are intended.

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For the purpose of visualisation and operation of the individual system, installation schematics are produced and the relating data points with their current state are displayed.

6.11	Other Systems and Facilities Smoke and Heat Extraction Systems

All staircases will be fitted at the top floor with a roof hood or roof window with smoke extraction function. According to the fire protection analysis, emergency release buttons are planned to be installed on the ground floor as well as the top floor. In addition, a vent button is planned for the ground floor. A smoke detector each on the top floor controls the smoke extraction windows.

Trace Heating

Pipes susceptible to frost in the basement, on the roof and in all areas susceptible to frost will be fitted with trace heating.

Building Radio Communication System

Radio communication will be controlled after completion of the shell construction and possibly the façade by RF coverage. In case a sufficient radio communication cannot be determined, a building radio communication system will be installed in accordance with fire department recommendations.

7.	Outdoor Areas

Outdoor Area Ground Floor

Generous paved plaza-style area including foundation in the outdoor area between property boundary and outer edge of the building. Green elements and seating facilities as well as a possible aquatic area. The outer area of the casino will have a stepped wooden terrace.

In the area of the main entrance to the building, 3 visitor car parking spaces will be arranged.

In case the City of Düsseldorf will not develop the outdoor area towards the port, the tenant and the landlord will pursue a minimal development of this area. The costs will be divided between the parties. The landlord calculates a budget of €500,000 for this project. The tenant bears 50% of these costs.

Inner Courtyard Ground Floor

The other courtyards will have tiling and/or green area as well as seating facilities. The roof will be constructed as warm or inverted roof.

Terraces/Balconies

Terraces and balconies will be constructed as façade integrated exterior spaces.

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The flooring will consist of durable material, resistant to deformation (wood plastic composite). In the area of the terraces/balconies, steps and base mouldings are permitted.

The undersides of the terraces/balconies will be clad with Aquapanel (cement board) as well as painted in whit (RAL 9003).

Roof

All roof areas will be planted according to the design concept of the architect.

The flooring of the rooftop terrace will consist of durable material, resistant to deformation (wood plastic composite). The main roof will in addition be fitted circumferential with a covering of synthetic material as footpath. The covering will consist of seamless polyurethane-bound rubber granulate.

The landlord calculates a budget of €850,000 [note of the translator: €850,000 is crossed out here; handwritten on the left margin it reads €800,000] for the implementation of this project.

Basic services of the landlord in the area of the roof are:

•	Carrying capacity also for 199 persons

•	Extensive planting on the roof

•	Footpath for maintenance and revision works.

8.	Development – Room Types

The following description of the room types shows the standardised basic equipment of the individual room types of the object. Thus, it is defined what finishing services will be provided for the different room types. All areas outside the rental units will be equipped according to the design concept and selection of the landlord.

8.1	Office Areas / Open Space / Hallways

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (cleaning and smudge proof)

Doors	./.

Ceilings	Suspended heating and cooling ceilings with slit outlet for mechanical ventilation, surface with square acoustic perforation, painted in white (RAL 9003).

Floors

Cavity floor, carpet according to sample inspection, the type of flooring (loop-pile, velours etc.) as well as the type of laying (rolls or tiles) depends on the pattern selected by the tenant

Level of quality: €75.00/net/m² material price (listed price of the manufacturer) plus laying

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Skirting boards as chainwarp strips from the selected carpet material up to a height of 6 cm.

In the hallway area, a floor coating/trowelled coating as ‘design flooring’ will be applied.

Level of quality: €90.00/net/m² material price (list price of the manufacturer) plus laying/application Skirting boards matching the selected flooring

Electro	Direct-indirect pendant luminaires (LED technology), controlled by presence detectors as well as daylight override, manual override through intermittently placed switches (on/off switch), local demand control of the pendant luminaires (on/off), room-by-room and area-by-area control through switches is planned. Illumination intensity 500 lx for workspace surfaces, light colour (colour temperature) approx. 5,000 K.

HLS	Temperature control through extensive heating and cooling ceilings, room-by-room and area-by-area control, respectively, of the temperature and fresh air intake.

Technology and Infrastructure	One floor tank per two working spaces. Equipment of the floor tanks:

Per workings space 1.5 network connections (RJ-45), 1 double sockets standard power supply (230 V), 0.5 double sockets EDV network (230 V) with separated protection

Other	Additional natural ventilation through openable windows

8.2	Conference rooms (8-12 persons, 14-20 persons and 34-47 persons)

There are rooms of different type and configuration. The rooms vary in the following configuration: surfaces and materials, furniture, colour and design as well as media technology.

The conference rooms will be handed over in an unfinished state, without the surfaces finally applied. The colour design of the walls as well as the selection of the floorings will be done by trivago’s interior architect . The exact interfaces still have to be determined.

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Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (cleaning and smudge proof)

System partition walls in monocoque technique with full glazing, standard width of the partition walls and door elements is approx. 1,000 mm, wall thickness of the wall system is 110 mm.

Noise protection; R’w = 42 dB when installed, wall type e.g. Strähle, type 2300

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door with glass transom lights according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2300 mm, noise protection R’w = 37 dB when installed.

Ceilings	Suspended heating and cooling ceilings with slit outlet for mechanical ventilation, surface with square acoustic perforation, painted in white (RAL 9003).

Floors

Cavity floor, carpet according to sample inspection, the type of flooring (loop-pile, velours etc.) as well as the type of laying (rolls or tiles) depends on the pattern selected by the tenant Level of quality: €75.00/net/m² material price (listed price of the manufacturer) plus laying

Skirting boards as chainwarp strips from the selected carpet material up to a height of 6 cm.

Electro	Direct-indirect pendant luminaires (LED technology), controlled by (on/off), room-by-room control through switches is to be planned, quality level: €600.00/net/piece. Material price (list price of the manufacturer) Downlights (LED technology), cover frames white

Illumination intensity 500 lx (for meeting table surfaces) dimmable lighting switching, light colour (colour temperature) approx. 5,000 K.

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HLS	Temperature control through extensive heating and cooling ceilings, room-by-room of the temperature and fresh air intake.

Technology and Infrastructure

At least two floor tanks per conference room. Equipment of the floor tanks (size: 3 wall outlets [Schiffchen]:

2 network connections (RJ-45)

2 double sockets standard power supply (230 V)

Space reserve media technology (1wall outlet [Schiffchen]

In addition 2x network connections (as double socket RH45) and 1x double socket in the ceiling, as well as 1x HDMI from floor tank to ceiling diffuser (socket) for ceiling projector, each HDMI socket. Positioning of all ceiling sockets still to be determined with tenant (budget media technology, see 6.7)

Additional media wiring according to tenant specification which will be communicated by the tenant (budget media technology, see 6.7)

There may have to be alternative sockets in the walls (power, network, HDMI etc.) for wall-mounted TVs. The sockets in the ceilings will then alternatively positioned in the walls. The detailed requirements and positions still have to be determined with the tenant (budget media technology, see 6.7)

Next to the doors to the conference/meeting rooms on the hallway facing side, a booking system should be installed. The type of the system has to be selected by the tenant. The landlord calculated the budget for the implementation of this project with €83,600 (net).

Other	Additional natural ventilation through openable windows

4 conference/meeting rooms (i.e. 8 rooms when the partition wall is closed) will be fitted with movable partition/foldable partition walls. Below and under the mobile partitions, floor and ceiling have to be sealed to maintain the required sound insulation value of at least R’w = 42 dB when installed.

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8.3	Conference Room (4-6 persons)

The rooms will be handed over in an unfinished state, without the surfaces finally applied. The colour design of the walls as well as the selection of the floorings will be done by trivago’s interior architect. The exact interfaces still have to be determined. The exact interfaces still have to be determined.

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof)

System partition walls in monocoque technique with full glazing, standard width of the partition walls and door elements is approx. 1,000 mm, wall thickness of the wall system is 108 mm.

Noise protection; R’w = 42 dB when installed, wall type e.g. Strähle, type 2300

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door with glass transom lights according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

Ceilings	Suspended heating and cooling ceilings with slit outlet for mechanical ventilation, surface with square acoustic perforation, painted in white (RAL 9003).

Floors	Cavity floor and PVC covering to be selected. Level of quality: €60.00/net/m² material price (listed price of the manufacturer) plus laying Skirting boards as chainwarp strips from the selected carpet material up to a height of 6 cm.

Electro	Direct-indirect pendant luminaires (LED technology), controlled by (on/off), room-by-room control through switches is to be planned, quality level: €600.00/net/piece. Material price (list price of the manufacturer) Downlights (LED technology), cover frames white

Illumination intensity 500 lx, dimmable lighting switching, light colour (colour temperature) approx. 5,000 K.

HLS	Temperature control through extensive heating and cooling ceilings, room-by-room and area-by-area, respectively of the temperature and fresh air intake.

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Technology and Infrastructure

At least one floor tank per Think tank. Equipment of the floor tanks (size: 3 wall outlets [Schiffchen]:

2 network connections (RJ-45)

2 double sockets standard power supply (230 V)

Space reserve media technology (1wall outlet [Schiffchen]:

Additional media wiring according to tenant specification which will be communicated by the tenant (budget media technology, see 6.7)

8.4	Think Tanks

The rooms will be handed over in an unfinished state, without the surfaces finally applied. The colour design of the walls as well as the selection of the floorings will be done by trivago’s interior architect. The exact interfaces still have to be determined. The exact interfaces still have to be determined.

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof)

System partition walls in monocoque technique with full glazing, standard width of the partition walls and door elements is approx. 1,000 mm, wall thickness of the wall system is 110 mm.

Noise protection; R’w = 42 dB when installed, wall type e.g. Strähle, type 2300

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door with glass transom lights according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

Ceilings	Suspended heating and cooling ceilings with slit outlet for mechanical ventilation, surface with square acoustic perforation, painted in white (RAL 9003).

Floors	Cavity floor and PVC covering to be selected. Level of quality: €60.00/net/m² material price (listed price of the manufacturer) plus laying Skirting boards as chainwarp strips from the selected carpet material up to a height of 6 cm.

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Electro	Wall-mounted lamps with room-b-room control through switches (on/off switch) are planned. Quality level: €200.00/net/piece. Material price (list price of the manufacturer)

Downlights (LED technology), cover frames white

Illumination intensity 500 lx, dimmable lighting switching, light colour (colour temperature) approx. 5,000 K.

HLS	Temperature control through extensive heating and cooling ceilings, room-by-room of the temperature and fresh air intake.

Technology and Infrastructure

At least one floor tank per Think tank. Equipment of the floor tanks (size: 3 wall outlets [Schiffchen]:

2 network connections (RJ-45)

2 double sockets standard power supply (230 V)

Space reserve media technology (1wall outlet [Schiffchen]:

Additional media wiring according to tenant specification which will be communicated by the tenant (budget media technology, see 6.7)

8.5	Meeting

The rooms will be handed over in an unfinished state, without the surfaces finally applied. The colour design of the walls as well as the selection of the floorings will be done by trivago’s interior architect. The exact interfaces still have to be determined. The exact interfaces still have to be determined.

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof)

System partition walls in monocoque technique with full glazing, standard width of the partition walls and door elements is approx. 1,000 mm, wall thickness of the wall system is 110 mm.

Noise protection; R’w = 42 dB when installed, wall type e.g. Strähle, type 2300

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door with glass transom lights according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

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Ceilings	Suspended heating and cooling ceilings with slit outlet for mechanical ventilation, surface with square acoustic perforation, painted in white (RAL 9003).

Floors

Cavity floor and PVC covering to be selected. Level of quality: €60.00/net/m² material price (listed price of the manufacturer) plus laying

Skirting boards as chainwarp strips from the selected carpet material up to a height of 6 cm.

Electro	Direct-indirect pendant luminaires (LED technology), controlled by switches (on/off) room-by-room, quality level: €400.00/net/piece. Material price (list price of the manufacturer)

Downlights (LED technology), cover frames white

Illumination intensity 500 lx, dimmable lighting switching, light colour (colour temperature) approx. 5,000 K.

HLS	Temperature control through extensive heating and cooling ceilings, room-by-room of the temperature and fresh air intake.

Technology and Infrastructure

At least one floor tank per Think tank. Equipment of the floor tanks (size: 3 wall outlets [Schiffchen]:

2 network connections (RJ-45)

2 double sockets standard power supply (230 V)

Space reserve media technology (1wall outlet [Schiffchen]:

Additional media wiring according to tenant specification which will be communicated by the tenant (budget media technology, see 6.7)

8.6	Lounge / Creative Meeting

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof)

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door with glass transom lights according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

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Ceilings	Suspended heating and cooling ceilings with slit outlet for mechanical ventilation, surface with square acoustic perforation, painted in white (RAL 9003).

Floors	Cavity floor with floor coating/trowelled coating as ‘design-flooring’. Level of quality: €90.00/net/m² material price (listed price of the manufacturer) plus laying. Skirting boards matching the selected floor coating.

Electro	Direct-indirect pendant luminaires (LED technology), controlled by switches (on/off) room-by-room, quality level: €400.00/net/piece. Material price (list price of the manufacturer)

Downlights (LED technology), cover frames white

Illumination intensity 500 lx, dimmable lighting switching, light colour (colour temperature) approx. 5,000 K.

HLS	Temperature control through extensive heating and cooling ceilings, room-by-room of the temperature and fresh air intake.

Technology and Infrastructure

At least one floor tank per Think tank. Equipment of the floor tanks (size: 3 wall outlets [Schiffchen]:

2 network connections (RJ-45)

2 double sockets standard power supply (230 V)

Space reserve media technology (1wall outlet [Schiffchen]:

Additional media wiring according to tenant specification which will be communicated by the tenant (budget media technology, see 6.7)

8.7	Café Meeting / Kitchen

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof)

System partition walls in monocoque technique with full glazing, standard width of the partition walls and door elements is approx. 1,000 mm, wall thickness of the wall system is 110 mm.

Noise protection; R’w = 42 dB when installed, wall type e.g. Strähle, type 2300

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Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door with glass transom lights according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

Ceilings	Suspended plasterboard ceiling smoothed and sanded, painted in white (RAL 9003), surface quality Q3.

Floors	Cavity floor or screed. PVC design covering to selection.

Level of quality: at least €60.00/net/m² material price (listed price of the manufacturer) plus laying. Skirting boards matching the selected PVC material up to a height of approx. 6 cm.

Electro	Direct-indirect pendant luminaires (LED technology), controlled by switches (on/off) room-by-room, quality level: €400.00/net/piece. Material price (list price of the manufacturer)

Downlights (LED technology), cover frames white

HLS	Exhaust air with negative pressure ventilation

Fittings	The landlord calculated a budget of €8,000 (net)/kitchen for tea kitchen furniture. The fittings and design of the tea kitchen is determined by the landlord in consultation with the tenant. The landlord provides the connection points (water, waste water and electricity).

Note: The areas ‘Café Meeting’ near the elevators will not be tea kitchens.

8.8	Sanitary Areas

Walls	Room-high partition walls as plasterboard walls, tiled, average standard, colour and material selection in consultation between tenant and landlord

Doors	HPL coated wooden door leaf with steel-wrapped frames. Element width: approx. 760 mm, element height approx. 2130 mm

Ceilings	Suspended plasterboard ceiling, in humid-prone rooms suspended ceiling type ‘GKI’, smoothed and sanded, painted in white (RAL 9003)

Floors	Floating cement screed, filler sealed, floor tiles with skirting tiles, anti-slip: R10/R10B, colour and material selection in consultation between tenant and landlord

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Electro	Cable mounting within the plasterboard wall construction, built-in Downligths, integrated into the ceiling, control of front room and WC area through motion sensors with automatic switch-off, small instantaneous water heater.

HLS	Heating through static heating elements (if necessary), mechanical ventilation, exhaust air through ceiling with air supply backflow through undercut door panels, poppet valve for exhaust air integrated into the suspended ceiling

Furniture/sanitary	Furnishing according to number 6.2

8.9	Technology Room and Archive

Walls	Reinforced concrete walls: large area formwork deburred, brickwork completely filled (KS walls) with smoothed joints, plasterboard partition walls smoothed and sanded, surface quality Q2, painted white (RAL 9003), cleaning and smudge proof, in parts thermal insulation

Doors	Single winged steel-wrapped frames and sheet steel doors, painted, element width: approx. 900 mm, element height 2000mmm and 2130 mm depending on the location within the building

Ceilings	Deburred and painted in white (RAL 9003), in parts thermal insulation

Floors	Dust-binding screed or coating with lateral skirts painted, height approx. 10 cm, if required in technology rooms synthetic resin coating as seal or double floor with covering – colour grey (in all cases).

ELT	Linear luminaire in the basement, surface luminaires in the upper floors

HLS	If required, heating through panel radiators, mechanical ventilation

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8.10	Copy / Storage Rooms (food, beverage, office supplies, litter)

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof)

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door according to plan. Element width: approx. 900 mm, element height approx. 2130 mm

Ceilings	Suspended plasterboard ceiling, smoothed and sanded, surface quality Q3

Floors	Cavity floor or screed. PVC design covering to selection.

Level of quality: at least €60.00/net/m² material price (listed price of the manufacturer) plus laying. Skirting boards matching the selected PVC material up to a height of approx. 6 cm.

Electro	Downlights (LED technology), cover frames white

HLS	If required, heating through panel radiators, mechanical ventilation

8.11	Central Server Rooms (2 basement rooms)

Walls	Firewall standard, reinforced concrete walls: large area formwork deburred, brickwork walls: completely filled (KS walls) with smoothed joints, painted white (RAL 9003), cleaning and smudge proof, in parts thermal insulation

Doors	T90-RS standard. Basement: Single winged steel- wrapped frames and sheet steel doors, painted. Upper floors: HPL coated wooden door leaf with steel- wrapped frames, element width: approx. 900 mm, element height 2000mmm and 2130 mm, respectively. Floor door sealing.

Ceilings	F90 standard. Deburred and painted in white (RAL 9003), in parts thermal insulation.

Floors	Elevated double floor (height approx. 40 cm with conductive linoleum flooring.

Electro	Linear luminaire

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Access control through non-contact electronic access control system

HLS	Cooling performance for both server rooms: 30 kW per server room, redundant cooling (1.5 times the performance, apportioned to 3 devices). Redundant supply of the provider

Other	The server rooms must not be located below or next to areas susceptible to water (water tanks, outdoor areas, heating, cooling, or water distributors). Water pipes leading through server rooms are not permitted.

One exception is the cooling agent pipe of the IT devices. These have to be installed in the double floor and have to be fitted with leakage protection or leakage alarm.

8.12	IT Floor Distributor Rooms

Walls	F90 standard, reinforced concrete walls: large area formwork deburred, brickwork walls: completely filled (KS walls) with smoothed joints, plasterboard partition walls smoothed and sanded, surface quality Q1, painted white (RAL 9003), cleaning and smudge proof.

Doors	T90-RS standard. HPL coated wooden door leaf with steel-wrapped frames, element width: approx. 900 mm, element height 2130 mm. Floor door sealing. noise protection R’w = 37 dB when installed.

Ceilings	F90 standard. Deburred and painted in white (RAL 9003), in parts thermal insulation.

Floors	Elevated double floor with conductive linoleum flooring.

Electro	Recessed luminaires. Access control through non- contact electronic access control system.

HLS	Cooling performance for IT distributor rooms: 1.0 kW per room

Other	Water pipes through the floor distributors are not permitted. One exception is the cooling agent pipe of the IT air conditioning. These have to be installed so that they are not above the data cabinets and have to be fitted with leakage protection or leakage alarm.

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8.13	Restaurant (without kitchen and its utility rooms as well as without free-flow)

For the area of the free-flow and the kitchen, the landlord will provide transfer points (water, waste water, electricity, gas, ventilation to the shaft exit) and a grease separator. Further development, technical development, installation of kitchen appliances and furniture will be conducted by the tenant.

The restaurant area will be equipped by the landlord as follows:

Walls	Surface quality Q3, crack bridging paint substrate and painting (smudge proof).

Doors	According to room type description in this document. As far as adjacent room is not described: HPL coated wooden door leaf with steel. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

Ceilings	Suspended heating and cooling ceilings with slit outlet for mechanical ventilation, surface with square acoustic perforation, painted in white (RAL 9003).

Floors	PVD design flooring, ashlar or porcelain stoneware to selection; Level of quality: at least €60.00/net/m² material price plus laying. Anti-slip: according to specialist planner’s specifications. Skirting as flooring, height 6 cm.

Electro	Special lighting above tables will be installed by the tenant. Basic lighting with downlights, (LED technology), square, cover frames white, with cover glass, in perforated acoustic ceiling, circumferentially smoothly filled and painted, dimmable. Illumination intensity 300 lx

HLS	Heating/cooling performance and air exchange rate according to specialist planner’s specifications

8.14	Lift Lobbies

Walls	Surface quality Q3, crack bridging paint substrate and painting (smudge proof).

Doors	Steel-glass frame doors to the adjacent office areas, fire protection requirements according to fire protection concept

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Ceilings	Suspended plasterboard ceiling with acoustic perforation, smoothed and sanded and painted, surface quality Q3

Floors	In the upper floors: In the hallway area, a floor coating/trowelled coating as ‘design flooring’ will be applied. Level of quality: €90.00/net/m² material price (list price of the manufacturer) plus laying/application. Skirting boards matching the selected flooring.

On the ground floor: parquet flooring, oak, floorboard design, level of quality: €90.00/net/m², material price (list price of the manufacturer) plus laying

Electro	Downlights (Led technology), cover frames white

HLS	./.

8.15	Underground Parking

Walls	Reinforced concrete walls: large area formwork deburred, brickwork completely filled (KS walls) with smoothed joints, painted white (RAL 9003), smudge proof, in parts thermal insulation.

Doors	Single winged steel-wrapped frames and sheet steel doors, painted, element width: approx. 900 mm, element height approx. 2130 mm

Ceilings	Like walls – in parts thermal insulation. Non-gradient floor plate, coating system with vertical bonding and parking space marking.

Electro	LED linear luminaires, 10 charging stations for e-bikes, 10 charging stations for e-cars as wells as preparation for an extension for 10 more e-cars.

HLS	Drainage, gutters, sumps etc. according to requirements, ventilation and smoke extraction with exhaust air system, outside air flowing over shafts, full- surface sprinkler system

Other	100 bicycle stands

Project trivago/IMMOFINANZ Group

Page 43 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

8.16	Foyer / Reception / Welcome Area

The development of the foyer and the reception area will be executed according to design concept which still has to be developed by the tenant’s architect. The landlord calculated a budget of €75,000 (net) to implement those measures and for surface finish and furnishing.

In addition, the following services will be provided:

Walls	Surface quality Q3, crack bridging paint substrate and painting (smudge proof).

Floors	Natural stone or ashlar on cavity floor or alternatively on floating cement screed, skirtings according to floor type

In the Welcome Area parquet flooring, oak, floorboard design, Level of quality: €90.00/net/m² material price (list price of the manufacturer) plus laying.

Electro	Floor tanks with full equipment (EDV, electricity), number of floor tanks depending on the size of the foyer. Illumination intensity 300 lx.

Additional power sockets in the Barista area. Positioning in accordance with the planning of the tenant.

HLS	Room temperature at least 21°C (permanently occupied working spaces). Transfer points for water and waste water in the Barista area. Positioning in accordance with the planning of the tenant.

Other	Vestibule with automatic doors (no revolving doors), dust control mat integrated into the floor. The tenant will furnish the reception with reception furniture manufacture to their specifications.

Guidance system and layout plan in consultation with the tenant. The landlord calculated a budget of €150,000 for the implementation of those measures (see also 5.6).

8.17	PC Training

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof).

Project trivago/IMMOFINANZ Group

Page 44 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door with glass transom lights according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

Ceilings	Suspended plasterboard ceiling with square acoustic perforation, smoothed and sanded and painted, surface quality Q3

Floors	Cavity floor, carpet according to sample inspection, the type of flooring (loop-pile, velours etc.) as well as the type of laying (rolls or tiles) depends on the pattern selected by the tenant. Level of quality: €75.00/net/m² material price (listed price of the manufacturer) plus laying. Skirting boards as chainwarp strips from the selected carpet material up to a height of 6 cm.

Electro	Direct-indirect pendant luminaires (LED technology), controlled by switches (on/off), room-by-room is to be planned

HLS	Temperature control through extensive heating and cooling ceilings, room-by-room and area-by-area, respectively, control of the temperature and fresh air intake.

8.18	Audimax

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof).

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm

Ceilings	Suspended plasterboard ceiling with square acoustic perforation, smoothed and sanded and painted, surface quality Q3

Floors	Cavity floor, carpet according to sample inspection, the type of flooring (loop-pile, velours etc.) as well as the type of laying (rolls or tiles) depends on the pattern selected by the tenant. Level of quality: €75.00/net/m² material price (listed price of the manufacturer) plus laying. Skirting boards as chainwarp strips from the selected carpet material up to a height of 6 cm.

Project trivago/IMMOFINANZ Group

Page 45 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

Electro	Wall luminaire as surface mounted luminaire (LED technology) and downlights (LED technology), cover frames white

HLS	Temperature control through extensive heating and cooling ceilings, room-by-room and area-by-area, respectively, control of the temperature and fresh air intake.

8.19	Onboarding / Academy / Library

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof).

System partition walls in monocoque technique with, standard width of the partition walls and door elements is approx. 1,000 mm, wall thickness of the wall system is 110 mm.

Noise protection; R’w = 42 dB when installed, wall type e.g. Strähle, type 2300

Doors	HPL coated wooden door leaf with steel-wrapped frames or glass door with glass transom lights according to plan. Noise-ex bottom seal with seal rail. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

Ceilings	Suspended plasterboard ceiling with square acoustic perforation, smoothed and sanded and painted, surface quality Q3

Floors	Cavity floor or screed. PVC design covering to selection. Level of quality: at least €60.00/net/m² material price (listed price of the manufacturer) plus laying. Skirting boards matching the selected PVC material up to a height of approx. 6 cm.

Electro	Onboarding/Academy: Direct-indirect pendant luminaires (LED technology), room-by-room control through switches (on/off) is to be planned, quality level: €300.00/net/piece. Material price (list price of the manufacturer) Downlights (LED technology), cover frames white

Project trivago/IMMOFINANZ Group

Page 46 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

Library: wall luminaire with dimmable control. Level of quality: €200.00/net/piece. Material price (list price of the manufacturer).

HLS	Temperature control through extensive heating and cooling ceilings, room-by-room and area-by-area, respectively, control of the temperature and fresh air intake.

8.20	Fitness / Yoga

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof).

Doors	HPL coated wooden door leaf with steel-wrapped frames. Element width: approx. 900 mm, element height approx. 2130 mm, noise protection R’w = 37 dB when installed.

Ceilings	Suspended plasterboard ceiling with square acoustic perforation, smoothed and sanded and painted, surface quality Q3

Floors	Cavity floor or screed with parquet flooring, oak, floorboard design, level of quality: €90.00/net/m², material price (list price of the manufacturer) plus laying.

Electro	Wall luminaire as surface mounted luminaire (LED technology) and downlights (LED technology), cover frames white

HLS	Shower and Changing room: see 8.2 Changing room Heating through static heating elements (if necessary), mechanical ventilation, exhaust air through ceiling with air supply backflow through undercut door panels, poppet valve for exhaust air integrated into the suspended ceiling

8.21	Changing Rooms

Walls	Hallway and partition walls as plasterboard walls smoothed and sanded, surface quality Q3, crack bridging paint substrate and painting (smudge proof).

Doors	HPL coated wooden door leaf with steel-wrapped frames. Element width: approx. 760 mm, element height approx. 2130 mm.

Project trivago/IMMOFINANZ Group

Page 47 of 47 of the Building Specification – version 3.5 – as of 21 July 2015

Ceilings	Suspended plasterboard ceiling, in humid-prone rooms suspended ceiling type ‘GKI’, smoothed and sanded, painted in white (RAL 9003)

Floors	Cavity floor, alternatively floating cement screed, filler sealed, floor tiles with skirting tiles, anti-slip: R10/R10B, colour and material selection in consultation between tenant and landlord

Electro	Downlights (LED technology), cover frames white

HLS	Heating through static heating elements (if necessary), mechanical ventilation, exhaust air through ceiling with air supply backflow through undercut door panels, poppet valve for exhaust air integrated into the suspended ceiling

Shower: enamel shower tub 90x90 cm with glass door. Self-closing taps with thermostat valve. Fixed shower head. Installation flush-mounted

8.22	Staircases

Walls	Surface quality Q2, painted white (smudge proof).

Doors	Single winged steel-wrapped frames and sheet steel doors, painted, element width: approx. 900 mm, element height approx. 2130 mm with locking device at floor access (ground floor and upper floors)

Ceilings	Concrete ceiling, painted white

Floors	Steps: exposed concrete with aluminium profile as edge protection Staircase railing: steel or aluminium Floor covering: dust-binding painting or coating (synthetic resin coating).

Electro	LED surface-mounted luminaire, illumination intensity at least 200 lx.

HLS	./.

Düsseldorf, 21 July 2015

IMMOFINANZ Medienhafen GmbH/Witte Projektmanagement GmbH

Anlage 5

140 p
N
front cooking
main kitchen
preparation
scullery
storage
billiard & bar
cafe
casino
terrace
drive up
5m
10m

Grundriss Erdgeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sop — slapa oberholz pszczulny I sop GmbH & Co. KG

DUE01 — **Düsseldorf, Trivago**

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

EG00 — Erdgeschoss
ARC — Architektur
GR — Grundriss
L01 — Layout Nummer 01
pdf — Portable Document

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	EG00	ARC	GR	XX	L01			pdf

Anlage 5

Terrasse
Luftraum
372 p
N
10m
5m

Grundriss 1.Obergeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

HQ-T	Headquarter TRIVAGO
-	
OG01	1. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
1	Vorabzug Vorentwurf
-	
-	
-	

slapa oberholz pszczulny | architekten
sop Gmbh & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

DIN A3 (420 x 297 mm)

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	OG01	ARC	GR	XX	L01	1	-	-	-	pdf

Anlage 5

Grundriss 2.Obergeschoss

Luftraum
terrasse
376 p
N
10m

IMMOFINANZ GROUP

Immofinanz D...
Services Deutschland Gmb...
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HQ-T	Headquarter TRIVAGO
-	
OG02	2. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nutzer 01
1	Vorabzug Vorentwurf

DIN A3 (420 x 297 mm)

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HQ-T | - | OG02 | ARC | GR | XX | L01 | 1 | pdf

Anlage 5

Grundriss 3.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

Innenhof
Luftraum
glass roof
terrasse
Innenhof
418 p
N
5m
10m

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

HQ-T	Headquarter TRIVAGO
-	
OG03	3. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
1	Vorabzug Vorentwurf
-	
-	
-	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	OG03	ARC	GR	XX	L01	1	-	-	-	pdf

Anlage 5

Grundriss 4.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

Innenhof
Terrasse
418 p
N
10m

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

HQ-T	Headquarter TRIVAGO
-	
OG04	4. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
1	Vorabzug Vorentwurf

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP DUE01 HQ-T - OG04 ARC GR XX L01 1 - - - pdf

Anlage 5

Grundriss 5.Obergeschoss

harbour view
barbecue
terrace
air space
recreation area
372 p
N
O
W
S

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HQ-T	Headquarter TRIVAGO
OG05	5. Obergeschoss
ARC	Architektur
GR	Grundriss

2. BA
1. BA

Vorabzug
Vorentwurf

SOP_ DUE01 HQ-T - OG05 ARC GR XX L01 1 pdf

Anlage 5

Ansichten

Index	Änderungen	Datum	gez.
-	-		

Ansicht Süd

Ansicht Nord

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sop — slapa oberholz pszczulny I sop GmbH & Co. KG

Düsseldorf, Trivago

HQ-T	Headquarter TRIVAGO
ARC	Architektur
AN	Ansicht
XX	Übergreifend
L01	Layout Nummer 01
	Bauvoranfrage
-	1:200

2. BA
1. BA

Bauvoranfrage Stand 09.07.2015

SOP		HQ-T	-	AN	ARC	AN	XX	L01	1	-	-	-	pdf

Anlage 5

Ansichten

Index	Änderungen	Datum	gez.
-	-		

Ansicht Nord-West

Ansicht West

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sop — slapa oberholz pszczulny I sop GmbH & Co. KG

Düsseldorf, Trivago

HQ-T	Headquarter TRIVAGO
ARC	Architektur
AN	Ansicht
XX	Übergreifend
L01	Layout Nummer 01
	Bauvoranfrage
	1:200

2. BA
1. BA

Bauvoranfrage Stand 09.07.2015

SOP		HQ-T	-	AN	ARC	AN	XX	L01	1	-	-	-	pdf

Anlage 5

Schnitt 01

Schnitt 01

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
	Düsseldorf, Trivago
HQ-T	Headquarter TRIVAGO
-	-
-	-
ARC	Architektur
SN	Schnitt 01, 02
XX	Übergreifend
L01	Layout Nummer 01
	Bauvoranfrage
-	1:200
-	-
-	-
09.07.2015	-
-	-
(900 x 500 mm)	

2. BA
1. BA

Bauvoranfrage Stand 09.07.2015

SOP		HQ-T	-	SN	ARC	SN	XX	L01	-	-	-	-	pdf

Anlage 5

Perspektive Hafenbecken

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

trivago

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HQ-T	Headquarter Trivago
ARC	Architektur
GR	Grundriss
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
pdf	Portable Document
09.07.2015	-
DIN A3	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-		ARC	GR		L01	1	-	-	pdf

Anlage 5

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

trivago

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
DUE01	**Düsseldorf, Trivago**
HQ-T	Headquarter TRIVAGO
-	-
ARC	Architektur
GR	Grundriss
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
-	o.St.
-	-
-	-
pdf	Portable Document
09.07.2015	-
-	-
DIN A3	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-		ARC	GR		L01	1	-	-	-	pdf

[English Translation]

Standard Price List

Version 3.5

All prices stated below are purchase prices of the general contractor for each component and materials when installed plus a general contractor surcharge of 16% according to § 1.6 (f) of the rental agreement and plus 19% VAT

No	Description	Net price
1	Walls
1a.	Drywall partition wall	€55.00/m²
Metal studding walls d=100 mm, F0, double planked on both sides, mineral insulation, R’w = 42 dB, positioning in consultation with the user considering official regulations, wall surfaces smoothly filled (Q3) crack-bridging paint substrate, painting white
1b.	Drywall partition wall	€60.00/m²
Metal studding walls d=125 mm, F0, double planked on both sides, mineral insulation, R’w = 42 dB, positioning in consultation with the user considering official regulations, wall surfaces smoothly filled (Q3) crack-bridging paint substrate, painting white
1c.	Drywall partition wall	€65.00/m²
Metal studding walls d=150 mm, F0, double planked on both sides, mineral insulation, R’w = 42 dB, positioning in consultation with the user considering official regulations, wall surfaces smoothly filled (Q3) crack-bridging paint substrate, painting white
1d.	Surcharge rounded corners	€150.00/piece
Surcharge to the above described drywall studding walls for the formation of rounded corners, execution of the corner approx. 60 cm
1e.	Glass partition walls	€380.00/m²
Full glazed system partition wall (reference Strähle type 2300), standard width 1000 mm, wall thickness 108 mm. clear glass, noise protection R’w = 42 dB
1f.	Surcharge rounded corners	€3,550.00/piece
Surcharge to the above described fully glazed system partition walls, for the formation of rounded corners, radius approx. 110 cm, noise protection only R’w = 39 dB
1g.	Door side panel	€98.00/piece
Surcharge to position glass partition walls for a door side panel, room-high (as part of the system partition wall), for mounting controls, switches and sockets for cleaning, noise protection analog to the requirements of system partition wall F0

[English Translation]

Standard Price List

Version 3.5

All prices stated below are purchase prices of the general contractor for each component and materials when installed plus a general contractor surcharge of 16% according to § 1.6 (f) of the rental agreement and plus 19% VAT

No	Description	Net price
1h.	Plasterboard façade connection	€270.00/piece
Plasterboard façade connection for the above described drywall construction, F0, width approx. 30-40 cm, height room-high, double planked on both sides, R’w = 42 dB
1i.	Blinds, manual	€75.00/m²
Surcharge for the installation of aluminium blinds in the gap between inner and outer pane of the system partition wall, width 25 mm, manual control, pivotable and height-adjustable
1j.	Blinds, electrical	€200.00/m²
Surcharge for the installation of aluminium blinds in the gap between inner and outer pane of the system partition wall, width 25 mm, electrical control, pivotable and height adjustable
2	Doors
2a.	Office room doors, wood, one-wing	€810.00/piece
Wooden door element, R’w = 37 dB, one-wing, approx. 900 x 2135 mm, flush closing, melamine resin coating standard colour of the manufacturer, noise-ex/bottom seal, steel-wrapped frames painted, fittings, hinges, and handles in stainless steel, including mechanical profile cylinder, integrated in general locking system
2b.	Office room doors, wood, two-wing	€1,800.00/piece
Wooden door element, R’w = 37 dB, two-wing, approx. 1800 x 2135 mm, flush closing, melamine resin coating standard colour of the manufacturer, noise-ex/bottom seal, steel-wrapped frames painted, fittings, hinges, and handles in stainless steel, including mechanical profile cylinder, integrated in general locking system
2c.	Office room doors, glass, one-wing	€1,100.00/piece
Glass door element, VSG [laminated safety glass], one-wing, approx. 900 x 2135 mm, flush closing, clear glass, fittings, hinges, and handles in stainless steel, lock including mechanical profile cylinder, integrated in general locking system
2d.	Steel tubular frame doors one-wing	, 2,850.00/piece
Steel tubular frame door, one-wing, T30RS, with glass insert and glazed side panel, opening casement approx. 900 x 3000 mm, side panel approx. 600 x 3000 mm, overhead door closer with integrated smoke detector and 90° locking device, fittings, hinges, and handles in stainless steel, lock including mechanical profile cylinder, integrated in general locking system, including the required fire protection sealing in floor and ceiling construction

[English Translation]

Standard Price List

Version 3.5

All prices stated below are purchase prices of the general contractor for each component and materials when installed plus a general contractor surcharge of 16% according to § 1.6 (f) of the rental agreement and plus 19% VAT

No	Description	Net price
2e.	Steel tubular frame doors two-wing	€4,750.00/piece
Steel tubular frame door, two-wing, T30RS, with glass insert and glazed side panel, opening casement approx. 2 x 900 x 3000 mm, 2 side panels approx. 300 x 3000 mm, overhead door closer with integrated smoke detector and 90° locking device, fittings, hinges, and handles in stainless steel, lock including mechanical profile cylinder, integrated in general locking system, including the required fire protection sealing in floor and ceiling construction
2f.	Glass door for system partition wall (position 1e.)	€1,850.00/piece
Surcharge for an aluminium glass door in the system partition wall (as part of the system partition wall), F0, approx. 900 x 2135 mm, flush closing, R’w = 37 dB
2g.	Office door for system partition wall (position 1e.)	€1,690.00/piece
Surcharge for a wooden door in the system partition wall (as part of the system partition wall), F0, approx. 900 x 2135 mm, flush mounting, R’w = 37 dB
3	Floor
3a.	Cavity floor	€55.00/m²
Double layer cavity floor, gypsum-bound support plate and floating screed, including a sufficient number of revision openings for later wiring, clear and usable height 8 cm, load 5 kN/m²
3b.	Double floor office areas	€70.00/m²
Double floor construction made from wood composite. The base plate consists of a wood composite plate emission class E1, including reinforcement with sheet steel, circumferential plastic edge, load 5 kN/m
3c.	Double floor server rooms	€125.00/m²
Double floor construction made from wood composite. Height 80 to 120 cm. The base plate consists of a wood composite plate emission class E1, including reinforcement with sheet steel, circumferential plastic edge, load 5 kN/m², top flooring linoleum, conductive
3d.	Surcharge	€95.00/piece
Surcharge for manufacturing floor tank openings in cavity floor/double floor

[English Translation]

Standard Price List

Version 3.5

All prices stated below are purchase prices of the general contractor for each component and materials when installed plus a general contractor surcharge of 16% according to § 1.6 (f) of the rental agreement and plus 19% VAT

No	Description	Net price
3e.	Real wood parquet	€115.00/m²
Single-layered, 20 mm solid, oak or beech, delivery and laying
3f.	Carpet	€110.00/m²
Carpet (loop-pile, velours etc. ) layed as rolls or tiles, level of quality: at least €80.00/net/m² material price, skirting in wall colour (RAL 9003), painted wooden skirting boards or chainwarp strips from the selected carpet with a height of approx. 5 cm, delivery and laying
3g.	PVC/linoleum flooring	€60.00/m²
Elastic homogenous PVC flooring or linoleum flooring on jute carrier, delivery and laying
3h.	Natural stone flooring	€340.00/m²
natural stone/artificial stone format approx. 40 x 40 cm, material thickness as required, delivery and laying
3i.	Artificial stone flooring	€175.00/m²
Artificial stone, format 40 x 40 cm, material thickness as required, delivery and laying
4	Ceilings
4a.	Plasterboard mounting ceiling	€60.00/m²
Plasterboard mounting ceiling deliver and installing without cutouts for luminaires, revision openings, lighting coves etc., but with circumferential closed plasterboard frieze, surfaces smoothly filled (Q3) and painted white rolled, flat wall connection
4b.	Plasterboard mounting ceiling perforated	€90.00/m²
Perforated plasterboard mounting ceiling (perforated round or square), deliver and installing without cutouts for luminaires, revision openings, lighting coves etc., but with circumferential closed plasterboard frieze, surfaces smoothly filled (Q3) and painted white rolled, flat wall connection
4c.	Heating/cooling ceiling (aluminium sheet/sheet steel)	€270.00/m²
Suspended aluminium sheet/sheet steel heating/cooling ceiling, surface with square acoustic perforation, colour white (RAL 9003), deliver and installing

[English Translation]

Standard Price List

Version 3.5

All prices stated below are purchase prices of the general contractor for each component and materials when installed plus a general contractor surcharge of 16% according to § 1.6 (f) of the rental agreement and plus 19% VAT

No	Description	Net price
4d.	Heating-cooling ceiling (plasterboard)	€125.00/m²
Suspended plasterboard cooling ceiling, surface with acoustic perforation, smoothly filled (Q3) and painted white rolled
5	Electro
5a.	Floor tank	€550.00/piece
Floor tank unit, consisting of mounting box, lid with covering, equipped with 3 network connections (RJ45) and 4 sockets, delivery and installation including wiring and connection to patch field
5b.	Access control unit	€375.00/piece
Access control unit through non-contact electrical access control system
6	Other
6a.	Mobile partition wall	€540.00/m²
Mobile partition walls as movable sound-absorbing partition wall of independently mobile individual elements, noise protection R’w = 42 dB, width of the elements: approx. 1.00 m (plus ‘rest module’), surface: MDF with undercoating foil, standard colour of the manufacturer as selected by the tenant, wall and ceiling seal as required, park position; free, to be determined, mobility: manually
6b.	Glare protection	€100.00/m²
Roller blind as light, glare and screen for the interior area, installation vertical, operation bead chain, maximum width 3000 mm, maximum height 3500 mm, standard colour of the manufacturer as selected by the tenant, delivery and installation
6c.	Tea kitchens	€8,000.00/piece
Budget for the construction of tea kitchen, installation and design by tenant, connections will be provided by landlord

[Translation from German]

Annex 6

List of Ancillary Costs

In addition to the Net Rent without Charges, the Tenant shall bear the following Ancillary Costs:

a)	the operating costs specified in the German Operating Costs Ordinance [Betriebskostenverordnung – BetrKV] attached hereto as Annex 7,

b)	All of the costs specified herebelow to the extent incurring:

(1)	the costs of operation, cleaning, care, servicing, including TÜV and other authority inspections of the following facilities and amenities (provided, however, that the Landlord shall also be entitled to enter into full-service maintenance contracts and to apportion those costs), for

(i)	the common building, street and outdoor facilities, including vehicle access ways, including, without limitation, entrance installations, glass roofs, metal/glass elements of the external facades, shopping streets, toilets and sanitary installations (including those on the roof and the outer shell of the building)

(ii)	the supply of electricity to common facilities and amenities, including, without limitation, outside lighting, safety lighting including regular safety checks and replacement of lamps, fuses and other small parts

(iii)	neon signs and collective signage, information signs within and outside the Site, flags and flagpoles including the costs of their installation and of leasing the necessary spaces; if collective signage etc. exist or are potentially installed, the Tenant shall be under an obligation to use them and to bear the costs of their installation, preservation and maintenance.

(iv)	the telephone switchboard, loud speakers and the sound system and use of general communication systems (broadband cable, etc.) and of central communication systems for image, data and speech transmission, electro-acoustic and/or voice alarm system(s) [Sprachalarmierungsanlage – SAA]

(v)	the ventilation systems and air conditioning units, including hygiene checks as appropriate

(vi)	solar shading and thermal insulation systems

(vii)	fire and lightning protection systems, including sprinkler and fire alarm systems

(viii)	the access and door entry systems such as, for instance, rolling gates, ramps, door locking systems, barriers, etc., traffic control systems,

(ix)	inspections of electrical systems and installations and operating equipment for operating safety (including, without limitation, pursuant to the German regulation for the prevention of industrial accidents involving electrical systems and equipment [BGV A3])

[Translation from German]

(x)	the car parking facilities, including, without limitation, the car parks, including the vehicle access systems and barriers and the technical equipment pertaining to the vehicle access systems and barriers

(xi)	the green areas including roof greenery, incl. replacement of lost plants and replacement of gardening tools/equipment required for their care

(xii)	escalators and lifts, including goods lifts and service gantries as well as their respective emergency call-out services and the connection fees for them, and lift release services

(xiii)	safety-relevant systems and installations

(xiv)	pumps (e.g. for drainage)

(xv)	backflow protection devices

(xvi)	the costs of operation, cleaning and servicing of a rubbish chute, rubbish extraction unit or rubbish compressor and of a grease separator

(xvii)	the costs of operation and servicing of the motion detectors to switch the light in the common areas on and off

(xviii)	video surveillance

(xix)	artificial ponds and biotope-like expanses of water and irrigation systems for outdoor facilities and roof surfaces

(xx)	if applicable, exterior furnishings such as sculptures, playground equipment, etc,

(xxi)	building services control system(s).

(2)	the costs of

(i)	building insurance, glass insurance, building and property owner’s liability insurance, insurance for terrorism and all-risk insurance

(ii)	caretaker, repair, security, locking-up and gatekeeper services as well as security surveillance for the Site including provision of the personnel required for these purposes and emergency standby service including emergency service operations (emergency and fault clearing service operations to the extent that they become necessary for reasons attributable to the Tenant)

(iii)	winter service, including, without limitation, snow and ice clearing and gritting and including all materials and equipment required for this purpose

(iv)	changes to existing common facilities and amenities due to requirements and/or conditions imposed by the authorities

(v)	maintenance and glass cleaning of all common areas incl. tools and equipment and licence/authorisation fees for them

[Translation from German]

(3)	the costs of care, functional testing, cleaning, change of batteries, servicing, preventive and corrective maintenance of smoke detectors

(4)	the costs of gutter cleaning (including the internal roof drains) and including electricity for gutter heating

(5)	the costs of inspection and servicing of fire fighting equipment, including replacement of fire extinguishing agents, and introduction of tenants to fire-fighting equipment and the fire regulations

(6)	the costs of cleaning light wells

(7)	the costs of leakage testing of sewers

(8)	dike fees/the costs of flood control installations

(9)	the costs of signs and advertising structures (e.g. column acc. § 25)

(10)	the statements of consumption of utilities – water, heating and cooling

[Translation from German]

A service of the German Federal Ministry of Justice and Consumer Protection in

cooperation with juris GmbH – www.juris.de

Annex 7

Ordinance on the statement of operating costs [Betriebskostenverordnung – BetrKV]

BetrKV

Issue date: 25 November 2003

Full citation:

„Betriebskostenverordnung vom 25. November 2003 (BGBl. I S. 2346, 2347), die durch Artikel 4 des Gesetzes vom 3. Mai 2012 (BGBl. I S. 958) geändert worden ist“ [German Ordinance on Operating Costs of 25 November 2003 (German Federal Law Gazette I p. 2346, 2347), as amended by Article 4 of the Act of 3 May 2012 (German Federal Law Gazette I p. 958)]

Amendment status: Amended by Art. 4 of the Act of 3 May 2012 I 958

Footnote

(+++ text citation as of 1 January 2004 +++)

This Ordinance was issued by the German Federal Government and the German Federal Ministry for Family Affairs, Senior Citizens, Women, and Youth in agreement with the German Federal Ministry of Economics and Labour, the German Federal Ministry of Transport, Building and Housing and the German Federal Ministry of Health and Social Security with the consent of the Bundesrat as Article 1 of the Ordinance of 25 November 2003 I 2346. It came into force in accordance with Art. 6 of the Ordinance with effect from 1 January 2004.

§	1 Operating costs

(1)	Operating costs are the costs incurring regularly to the owner or the holder of a hereditary building right by the title or the hereditary building right in the property or by the use, in accordance with the intended purpose, of the building, the ancillary buildings, units, facilities and the property. Benefits in kind and any work performed by the owner or the holder of a hereditary right may be recognised at the amount which could be applied for equivalent work performed by a third party, notably a company; the value-added tax of the third party is not permitted to be recognised.

(2)	Operating costs do not include:

1.	the costs for the staff and equipment required for the estate management of the building, the costs of supervision, the value of the management work performed by the lessor personally, the expenditure for the statutory or voluntary audits of the annual financial statements and the costs for the business management (administrative costs),

2.	the costs that are required during the period of use for maintaining the intended use of the lease object in order to duly repair any defects caused by ageing, wear and tear and the impact of weather (maintenance and repair costs).

– Page 1 of 4 –

[Translation from German]

A service of the German Federal Ministry of Justice and Consumer Protection in

cooperation with juris GmbH – www.juris.de

§ 2	List of operating costs

Operating costs within the meaning of § 1 are:

1.	the regular public charges of the property,

notably including land tax;

2.	the costs of water supply,

these include the costs of water consumption, the basic fees, the costs of renting and of other types of transfer of use of water meters, as well as the costs of using the same including the costs of their calibration as well as the costs of calculation and allocation, the costs of servicing of water volume controllers, the costs of operation of an in-house water supply unit and a water treatment unit, including the treatment materials;

3.	the costs of drainage,

these include the fees for the drainage of water from the house and property, the costs of operation of a corresponding non-public unit and the costs of operation of a dewatering pump;

4.	the costs

a)	of operation of the central heating unit including the exhaust unit; these include the costs of spent fuels and their delivery, the costs of operating current, the costs of operation and control of, monitoring and care of the unit, the regular inspection of its operating readiness and operating safety including the adjustment thereof by a professional, the cleaning of the unit and the operating room, the costs of measurements pursuant to the German Federal Immissions Control Act, the costs of renting or of other types of transfer of use of consumption measuring equipment as well as the costs of using consumption measuring equipment including the costs of official verification as well as the costs of calculation and apportionment

or

b)	of operation of the central fuel supply unit; these include the costs of the spent fuels and their delivery, the costs of operating current and the costs of monitoring as well as the costs of cleaning the unit and the operating room

or

c)	of the independent commercial delivery of heat, also from units within the meaning of lit. a, these include the remuneration for the delivery of heat and the costs of operating the appurtenant house units in accordance with lit. a

or

d)	of cleaning and servicing of single-storey heating units and individual gas burners, these include the costs of removing water deposits and combustion residue in the unit, the costs of regularly inspecting the operating readiness and operating safety and the corresponding adjustment by a professional, as well as the costs of measurements pursuant to the German Federal Immissions Control Act;

– Page 2 of 4 –

[Translation from German]

A service of the German Federal Ministry of Justice and Consumer Protection in

cooperation with juris GmbH – www.juris.de

5.	the costs

a)	of the operation of the central hot water supply unit,

these include the costs of supplying water in accordance with No. 2 to the extent not already included thereunder, and the costs of water heating in accordance with No. 4 lit. a

or

b)	of the independent commercial supply of hot water, also from units within the meaning of lit. a,

these include the remuneration for the supply of hot water and the costs of operation of the appurtenant house units in accordance with No. 4 lit. a

or

c)	of cleaning and servicing of hot water units,

these include the costs of removing water deposits and combustion residue on the inside of the units, as well as the costs of regularly inspecting the operating readiness and operating safety and the corresponding adjustment by a professional;

6.	the costs of combined heating and hot water supply units

a)	for heating units in accordance with No. 4 lit. a and in accordance with No. 2 to the extent not already included thereunder,

or

b)	for the independent commercial delivery of heat in accordance with no. 4, lit. c and in accordance with no. 2 to the extent not already included thereunder,

or

c)	for combined single-storey heating units and hot water supply units in accordance with No. 4 lit. d and in accordance with No. 2 to the extent not already included thereunder;

7.	the costs of operation of the passenger or goods lift,

these include the costs of operating current, the costs of supervising, operating and controlling, monitoring and care the unit, the costs of regularly inspecting its operating readiness and operating safety including the adjustment by a professional, as well as the costs of cleaning the unit;

8.	the costs of street cleaning and rubbish removal,

the costs of street cleaning include the fees to be paid for public street cleaning or the costs of corresponding non-public measures; the costs of rubbish removal notably include the fees to be paid for rubbish removal, the costs of corresponding public measures, the costs of the operation of rubbish compressors, rubbish chutes, rubbish extraction units as well as the operation of rubbish volume recording units including the costs incurred for calculation and apportionment;

9.	the costs of building cleaning and pest control,

the costs of building cleaning include the costs for cleaning the parts of the building used by the occupants in common, such as access ways, halls, stairways, cellar, attic rooms, laundry rooms, cage of the lift;

– Page 3 of 4 –

[Translation from German]

A service of the German Federal Ministry of Justice and Consumer Protection in

cooperation with juris GmbH – www.juris.de

10.	the costs of garden maintenance,

these include the costs of care for lawn/garden areas, including the renewal of plants and shrubs, maintenance of playgrounds including the renewal of sand, and the maintenance of squares, access ways and access roads which are for non-public traffic;

11.	the costs of lighting,

these include the costs of electricity for outside lighting and lighting of the building sections used by the occupants in common, such as access ways, halls, stairways, cellar, attic rooms, laundry rooms;

12.	the costs of chimney cleaning,

these include the sweep fees according to the applicable fee ordinance to the extent not already included as costs in accordance with No. 4 lit. a;

13.	the costs of property and liability insurance,

these include notably the costs of insuring the building against damage caused by fire, storm, water and any other elemental damage, of glass insurance, third-party liability insurance for the building, the oil tank and the lift;

14.	the costs for the caretaker,

these include the remuneration, social insurance contributions and all money’s worth benefits which the owner or the holder of the hereditary building right grants to the caretaker for his work except as these concern the maintenance, repair, renewal, basic repairs [Schönheitsreparaturen] or the property management; to the extent work is performed by the caretaker, costs for the performance of work in accordance with Nos. 2 to 10 and 16 are not permitted to be recognised;

15.	the costs

a)	of operation of the common antenna unit;

these include the costs of operating current and the costs of regularly inspecting the unit’s operating readiness including the adjustment by a professional or user fee for an antenna unit not belonging to the building as well as fees arising under German copyright law for cable retransmission,

or

b)	of operating a private distributor unit connected to a broadband network; these include the costs in accordance with lit. a, and moreover the regular monthly fees for broadband connections;

16.	the costs of operation of the machine washing facility,

these include the costs of operating current, the costs of monitoring, maintaining and care of the equipment, of regularly inspecting its operating readiness and operating safety as well as the costs of water supply in accordance with No. 2 to the extent not already included thereunder;

17.	other operating costs,

these include operating costs within the meaning of § 1 which are not covered by nos. 1 to 16 above.

– Page 4 of 4 –

BANK GUARANTEE

Between

[●]

– hereinafter the “Lessor” –

and

[●]

– hereinafter the “Lessee” –

a lease agreement for ... dated ... was concluded.

Under clause ... of the aforementioned lease agreement, the Lessee must furnish a rental security to secure all existing and future claims of the Lessor under this lease agreement and its addenda.

Accordingly, we, ... [bank], hereby stand surety towards the Lessor for aforesaid claims of the Lessor under said lease agreement with its addenda by way of absolute guarantee ( selbstschuldnerisch), waiving the defences of voidability and capability of set-off if the claim of the Lessee has not been legally established or undisputed as well as of the benefit of discussion (Vorausklage) pursuant to Secs. 770, 771, 772 BGB as well as the defence pursuant to Sec. 776 BGB up to the amount of

EUR [●]

(in words: [●])

subject to the proviso that claims may be asserted against us only in writing and for payment of money, and undertake to pay without undue delay on first demand.

The Guarantee is valid for the duration of the commitment and during this time not terminable - for whatever legal reason. Termination for good cause is not affected thereby.

In the event that, as a result of the conclusion of the aforesaid lease agreement, another lease between Lessor and Lessee was cancelled, this Guarantee will at the same time serve to secure the Lessor’s claims under such other lease relationship.

The right of deposit is excluded. We may release ourselves from this Guarantee at any time by payment of the guaranteed amount to the Lessor.

Our Guarantee expires upon return of this document, however, at the latest if and insofar as we have not been invoked on the basis of this Guarantee before ... [expiry date] arriving at ... [ place] in writing. Thereafter, no claims on the basis of this Guarantee are possible.

The place of performance for all obligations arising under this Instrument and the place of jurisdiction is [●]. German law is applicable.

Place, date

Signature of Credit Institution

Anlage 9

Grundriss Erdgeschoss

Index	Änderungen	Datum	gez.

water basin
terrace
front cooking
main kitchen
preparation
scullery
storage
delivery
billiard & bar
cafe
drive up
140 p
N
1m
5m
10m

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sop | elapa oberholz pszczulny | sop GmbH & Co. KG

DUE01 | Düsseldorf, Trivago

HQ-T | Headquarter TRIVAGO

EG00 | Erdgeschoss

ARC | Architektur

GR | Grundriss

XX | Übergreifend

LP | Laptop Nummer 01

1:200

pdf | Portable Document

elapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP_DUE01_HQ-T_EG00_ARC_GR_XX_L01 ... pdf

84 p
140 p
N
10m

Anlage 9

Glasinnenwände
Gipskartonwände

Grundriss Erdgeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP trivago

slapa oberholz pszczulny | sop GmbH & Co. KG

Düsseldorf, Trivago

DUE01

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HQ-T | ARC | GR | XX | LB1 | pdf

Anlage 9

Grundriss 1.Obergeschoss

372 p
N

IMMOFINANZ GROUP

Immofinanz Development
Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

HQ-T Headquarter TWAGO

OG01 1. Obergeschoss

ARC Architektur

GR Grundriss

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA

1. BA

Vorabzug
Vorentwurf

SOP DUE01 HQ-T OG01 ARC GR XX L01 pdf

Anlage 9

Glasinnenwände
Gipskartonwände

Grundriss 1.Obergeschoss

Index	Änderungen	Datum	gez.

120 p
372 p
N

IMMOFINANZ GROUP
trivago

sop	slapa oberholz pszczulny | sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HQ-T	Headquarter TRIVAGO
ARC	Architektur
GR	Grundriss
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
pdf	Portable Document
09.07.2015	
DIN A3	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	1.OG	ARC	GR	L01	pdf

Anlage 9

Grundriss 2.Obergeschoss

terrasse
Luftraum
glass roof
terrasse
376 p
N
1m
5m
10m

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

HQ-T	Headquarter TRIVAGO
-	
OG02	2. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
LI1	Layout Nummer 01
3	Vorabzug Vorentwurf

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HQ-T | - | OG02 | ARC | GR | XX | LI1 | ... | pdf

120 p
376 p
Luftraum
glas roof
terrasse
N

Anlage 9

Glasinnenwände
Gipskartonwände

Grundriss 2.Obergeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP
trivago

sop — slapa oberholz pszczulny I sop GmbH & Co. KG

DUE01 — Düsseldorf, Trivago

HQ-T

ARC

GR

L01

pdf

DIN A3

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	2.OG	ARC	GR		L01	1	-	-	-	pdf

terrasse
Innenhof
Luftraum
glass roof
terrasse
Innenhof
418 p
N
5m
10m

Anlage 9

Grundriss 3.Obergeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

HQ-T	Headquarter TRIVAGO
OG03	3. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
2	Vorabzug Vorentwurf

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA

1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	OG03	ARC	GR	XX	L01	pdf

Anlage 9

Glasinnenwände
Gipskartonwände

Grundriss 3.Obergeschoss

Index	Änderungen	Datum	gez.

120 p
418 p
Innenhof
Luftraum
glas roof
terrasse
Innenhof
terrasse
N
5m
10m

IMMOFINANZ GROUP

trivago

sop	slapa oberholz pszczulny | sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HQ-T	Headquarter TRIVAGO
-	-
ARC	Architektur
GR	Grundriss
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
pdf	Portable Document
09.07.2015	-
DIN A3	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	3.OG	ARC	GR	L01		pdf

Anlage 9

Terrasse
Innenhof
Luftraum
418 p
N
10m

Grundriss 4.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HQ-T	Headquarter TRIVAGO
-	
OG04	4. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergeordnet
LP1	Layout Nummer 01
3	Vorabzug Vorentwurf

2. BA

1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	OG04	ARC	GR	XX	LP1	pdf

Anlage 9

Glasinnenwände
Gipskartonwände

Grundriss 4.Obergeschoss

120 p
418 p
Innenhof
N

IMMOFINANZ GROUP trivago

slapa oberholz pszczulny | sop GmbH & Co. KG

Düsseldorf, Trivago

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	OG04	ARC	GR	XX	LE1	2	-	-	-	pdf

Anlage 9

Grundriss 5.Obergeschoss

terrace
harbour view
barbe-cue
terrace
air space
terrace
recreation area
recreation area
recreation
372 p
N
O
W
S

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sieps oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HQ-T Headquarter TRIVAGO
OG05 5. Obergeschoss
ARC Architektur
GR Grundriss
Obergeschoss
L01 Layout Nummer 01
Vorabzug Vorentwurf

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HQ-T | OG05 | ARC | GR | XX | L01 | pdf

Anlage 9

Glasinnenwände
Gipskartonwände

Grundriss 5.Obergeschoss

120 p
harbour view
barbe-cue
terrace
air space
recreation
recreation area
372 p
N
O
W
S

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

trivago

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HQ-T	Headquarter TRIVAGO
ARC	Architektur
GR	Grundriss
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
pdf	Portable Document
09.07.2015	
DIN A3	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	5.OG	ARC	GR		L01	-	-	-	-	pdf

[Translation from German]

ANNEX 10

LIST OF COMPETITORS

1)	Google Inc.

2)	Priceline.com LLC

3)	Booking.com

4)	KAYAK

5)	Agoda.com

6)	Trip Advisor LLC

7)	Robert Ragge GmbH (HRS – Hotel Reservation Services)

and their affiliates

Anlage 11

§ 5.1 Übergabe
a) 28.02.2018

MF/G-1a + MF/G-2 = 3.328 m²

Grundriss Erdgeschoss

140 p
N
water basin
front cooking
main kitchen
preparation
scullery
billiard & bar
cafe
drive up

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sop | slapa oberholz pszczulny I sop GmbH & Co. KG

DUE01 | Düsseldorf, Trivago

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

Innenhof
Luftraum
glas roof
Innenhof
N
5m
10m

Anlage 11

§ 5.1 Übergabe
a) 28.02.2018

MF/G-1a + MF/G-2 = 4.406m²
Terrasse MF/G-1b + 1c = 572 m²

Grundriss 3.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

IMMOFINANZ Development Services Deutschland GmbH
Hildeboldplatz 20, 50672 Köln

HQ-T	Headquarter TRIANGO
-	
OG03	3. Obergeschoss
ARC	Architektur
GR	Grundriss
00	Übergreifend
L01	Layout Nummer 01
1	Vorabzug Vorentwurf
-	
-	
-	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	OG03	ARC	GR	XX	L01	1	-	-	-	pdf

Innenhof
Luftraum
N
1m
5m
10m

Anlage 11

§ 5.1 Übergabe
a) 28.02.2018

MF/G-1a + MF/G-2 = 4.530 m²
Terrasse MF/G-1b + 1c = 522 m²

Grundriss 4.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

IMMOFINANZ Development Services
Deutschland GmbH
Hildeboldplatz 20, 50672 Köln

HQ-T Headquarter TRIVAGO

OG04 4. Obergeschoss

ARC Architektur

GR Grundriss

LR Layout Nummer 01

1 Vorabzug Vorentwurf

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP DUE01 HQ-T - OG04 ARC GR XX L01 1 - - - pdf

air space
10m
5m
N
O
W
S

Anlage 11

§ 5.1 Übergabe
a) 28.02.2018

MF/G-1a + MF/G-2 = 4.230 m²
Terrasse MF/G-1b + 1c = 818 m²

Grundriss 5.Obergeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

IMMOFINANZ Development Services Deutschland GmbH
Hildeboldplatz 20, 50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	OG05	ARC	GR	XX	L01	1	-	-	pdf

Anlage 12

§ 5.1 Übergabe
b) 15.04.2018

MF/G-1a + MF/G-2 = 2.983 m²
Terrasse MF/G-1b + 1c = 484 m²

Grundriss 1.Obergeschoss

Lufraum
N
10m

Die übergebene Fläche wird von der nicht übergebenen Fläche dergestalt getrennt, dass der Mieter die übergebene Fläche ohne Beeinträchtigungen durch die noch durchzuführenden Arbeiten in der nicht übergebenen Fläche nutzen kann. Hierzu wird der Vermieter zumindest eine Staubschutzwand zwischen übergebener und nicht übergebener Fläche errichten.

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

IMMOFINANZ Development Services Deutschland GmbH
Hildeboldplatz 20, 50672 Köln

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HG-T	Headquarter TRIVAGO
-	-
OG01	1. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
3	Vorabzug Vorentwurf
-	1:200
-	-
-	-
pdf	Portable Document
05.07.2018	-
-	-
DIN A3	(420 x 297 mm)

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

Revision

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HG-T	-	OG01	ARC	GR	XX	L01	1	pdf

N
10m
5m
Luftraum
glass roof

Anlage 12

§ 5.1 Übergabe
b) 15.04.2018

MF/G-1a + MF/G-2 = 4.112 m²
Terrasse MF/G-1b + 1c = 540 m²

Grundriss 2.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

IMMOFINANZ Development Services
Deutschland GmbH
Hildeboldplatz 20, 50672 Köln

HQ-T	Headquarter TRIVAGO
OG02	2. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
1	Vorabzug Vorentwurf

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HQ-T | - | OG02 | ARC | GR | XX | L01 | - | - | - | pdf

Anlage 13

§ 5.1 Übergabe
c) 31.05.2018

MF/G-1a + MF/G-2 = 1.229 m²
Terrasse MF/G-1b + 1c = 351 m²

Grundriss Erdgeschoss

water basin
terrace
front cooking
free flow
casino
main kitchen
preparation
scullery
storage
delivery
billard & bar
cafe
drive up
140 p
N
10m
5m
1m

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

sop — slapa oberholz pszczulny I sop GmbH & Co. KG

DUE01 — **Düsseldorf, Trivago**

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HQ-T	Headquarter TRIVAGO
-	-
EG00	Erdgeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
-	1:200
-	-
-	-
pdf	Portable Document

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HQ-T | EG00 | ARC | GR | XX | L01 | pdf

Luftraum
Terrasse
N
10m

Anlage 13

§ 5.1 Übergabe
c) 31.05.2018

MF/G-1a + MF/G-2 = 1.098 m²
Terrasse MF/G-1b + 1c = 149 m²

Grundriss 1.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

IMMOFINANZ Development Services
Deutschland GmbH
Hildeboldplatz 20, 50672 Köln

sop — slapa oberholz pszczulny | sop GmbH & Co. KG

DUE01 — Düsseldorf, Trivago

HQ-T	Headquarter TRIVAGO
-	-
OG01	1. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
1	Vorabzug Vorentwurf
-	1:200
-	-
-	-
pdf	Portable Document
05.07.2018	-
-	-
DIN A3	(420 x 297 mm)

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP DUE01 HQ-T - OG01 ARC GR XX L01 1 - - - pdf

[Translation from German]

Annex 14

Immofinanz AG

XXXX

Vienna, this xxx

Dear Sirs/Madams,

With reference to the lease agreement entered into between Trivago GmbH, a company having its registered office in Düsseldorf and registered in the commercial register at the Local Court [Amtsgericht – AG] of Düsseldorf under company registration number HRB 51842, as Tenant and Immofinanz Medienhafen GmbH, a company having its registered office in Cologne and registered in the commercial register of the Local Court of Cologne under company registration number HRB 83140 as Landlord for a plot of land at Kesselstrasse/Holzstrasse in the Media Harbour area in Düsseldorf, registered under subdistrict of Hamm, plot 40, subplots 633, 634 and 636 (hereinafter referred to as the “Lease Agreement”), we hereby confirm that we indirectly hold 100% of the capital of the Landlord through subsidiaries and hereby undertake fully, irrevocably and unconditionally in relation to the Tenant to manage the Landlord in such a manner, and to provide it with sufficient funds as to ensure that it will be able to meet all of its obligations under clause 1.5 (b) and clause 5.2 of the Lease Agreement at all times. We may also comply with our undertaking by paying all amounts due directly to the Tenant, and the Tenant may – reciprocally and simultaneously with the assignment to us of all claims it has against the Landlord in this regard – request payment to this effect from us, if the Landlord defaults on its obligations under clause 1.5 (b) and clause 5.2 of the Lease Agreement and the default continues for longer than thirty (30) calendar days.

IMMOWEST Beteiligungs GmbH Wienerbergstrasse 11 1100 Vienna

FN212803x Commercial Court [Handelsgericht] of Vienna

Managing Directors: Dr. Eduard Zehetner, Mag. Daniel Riedl, Mag. Birgit Noggler

[Translation from German]

Our obligations under this Letter of Comfort, which shall not be affected by any change in (including the abandonment of) our interest in the Landlord, shall lapse when the obligations of the Landlord under clause 1.5 (b) and clause 5.2 of the Lease Agreement are fully met.

This Letter of Comfort is valid for a limited term until the end of 31 December 2018. No claims under this Letter of Comfort can be made after the expiry date. In order to assert a claim, the Tenant or the Landlord shall notify Immofinanz AG thereof by registered letter. If this is the case, the obligation under this Letter of Comfort shall continue apply.

This Letter of Comfort is governed by the laws of the Federal Republic of Germany. Düsseldorf shall be the exclusive place of jurisdiction for all disputes arising from this Letter of Comfort.

~~Immowest Beteiligungs GmbH~~

Immofinanz AG        [Signature: illegible]

Anlage 16

§ 7.3 Sonderkündigungsrecht
Flächenangaben nach gif
MF/G-2 = 116 m² / anteilig

Grundriss Erdgeschoss

140 p
N
water basin
terrace
casino
cafe
main kitchen
preparation
scullery
storage
delivery
front cooking
free-flow

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | sop GmbH & Co. KG

DUE01 Düsseldorf, Trivago

HQ-7	Headquarter TRIVAGO
-	-
EG00	Erdgeschoss
ARC	Architektur
GR	Grundriss
XX	Übergeordnet
L01	Layout Nummer 01
2	Vorabzug Vorentwurf
-	1:200
-	-
-	-
pdf	Portable Document

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HQ-7 | - | EG00 | ARC | GR | XX | L01 | pdf

Anlage 16

§ 7.3 Sonderkündigungsrecht
Flächenangaben nach gif
Büro MF/G-1a + MF/G-2 = 1.509 m²
Terrasse MF/G-1b + 1c = 195 m²

Grundriss 1.Obergeschoss

Terrasse
Terrasse
Luftraum
N

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP
IMMOFINANZ Development Services Deutschland GmbH
Hildeboldplatz 20, 50672 Köln

sop	slapa oberholz pszczulny I sop GmbH & Co. KG
DUE01	Düsseldorf, Trivago
HQ-T	Headquarter TRIVAGO
-	-
OG01	1. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
1	Vorabzug Vorentwurf
-	1:200
-	-
-	-
pdf	Portable Document

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP_DUE01_HQ-T_-_OG01_ARC_GR_XX_L01_1_-_-_-_pdf

glass roof
terrasse
Luftraum
376 p
N

Anlage 16

§ 7.3 Sonderkündigungsrecht

Flächenangaben nach gif

Büro MF/G-1a + MF/G-2 = 1.540 m²

Terrasse MF/G-1b + 1c = 136 m²

Grundriss 2.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HG-T
DG02 — 2. Obergeschoss
ARC — Architektur

2. BA
1. BA

Vorabzug
Vorentwurf

SOP | DUE01 | HG-T | - | DG02 | ARC | GR | XX | L01 | pdf

14 8

Innenhof
glass roof
terrasse
Innenhof
418 p
N
10m
5m
1m

Anlage 16

§ 7.3 Sonderkündigungsrecht
Flächenangaben nach gif
Büro MF/G-1a + MF/G-2 = 1.765 m²
Terrasse MF/G-1b + 1c = 180 m²

Grundriss 3.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

HQ-T	Headquarter Tönnis(?)
-	
OG03	3. Obergeschoss
ARC	Architektur
GR	Grundriss
XX	Übergreifend
L01	Layout Nummer 01
3	Vorabzug Vorentwurf
-	
-	
-	

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP	DUE01	HQ-T	-	OG03	ARC	GR	XX	L01	-	-	-	-	pdf

Luftraum
terrasse
Innenhof
418 p
N
1m
5m
10m

Anlage 16

§ 7.3 Sonderkündigungsrecht
Flächenangaben nach gif
Büro MF/G-1a + MF/G-2 = 1.759 m²
Terrasse MF/G-1b + 1c = 166 m²

Grundriss 4.Obergeschoss

Index	Änderungen	Datum	gez.
-	-		

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

HQ-T Headquarter TRIVAGO
OG04 4. Obergeschoss
ARC Architektur
GR Grundriss
XX Übergreifend
L01 Layout Nummer 01
1 Vorabzug Vorentwurf

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

2. BA
1. BA

Vorabzug
Vorentwurf

SOP _ DUE01 _ HQ-T _ - _ OG04 _ ARC _ GR _ XX _ L01 _ 1 _ - _ - _ - _ pdf

14 8

harbour view
barbe-cue
terrace
terrace
air space
recreation area
recreation area
372 p
N
O
W
S

Anlage 16

§ 7.3 Sonderkündigungsrecht

Grundriss 5.Obergeschoss

Index	Änderungen	Datum	gez.

IMMOFINANZ GROUP

Immofinanz Development Services Deutschland GmbH
Hildeboldplatz 20
50672 Köln

slapa oberholz pszczulny | architekten
sop GmbH & Co. KG
Karl-Arnold-Platz 1
40474 Düsseldorf
www.sop-architekten.de

HQ-T
OG05
ARC
GR
XX
L01

2. BA
1. BA

Vorabzug
Vorentwurf

SOP DUS01 HQ-T - OG05 ARC GR XX L01

ANLAGE 17

GUARANTY

This Guaranty Agreement (the “Guaranty”) is made and entered into as of [INSERT DATE] by the undersigned business entity (the “Guarantor”) for the benefit of [INSERT CORPORATE PARTY] (“Corporate Party”). The Guaranty is intended to serve as an inducement to Corporate Party to enter into, and/or provide services and products pursuant to, the Agreement (as defined below) with the Guarantor’s subsidiary or affiliate, Trivago GmbH (the “Obligor” or the “Company”).

WHEREAS, Obligor and Corporate Party are parties to a certain agreement on the lease of office space, as it may be amended from time to time (the “Agreement), whereby Corporate Party shall provide the office space to Obligor, and Obligor shall pay for same.

WHEREAS, the undersigned, Expedia, Inc., a corporation organized under the laws of the state of Washington (“Guarantor”), is willing to guarantee certain payment obligations of Company under the Agreement, as specified herein and on the terms and conditions provided herein.

NOW, THEREFORE, the parties hereto intending to be legally bound hereby agree as follows:

I.	Guaranty.

1.1	Guarantor hereby guarantees to Corporate Party the payment by Company of the payment obligations of Company as set forth in the Agreement. The guarantee of payment shall include the due and timely payment of all amounts due and payable by Company under the Agreement as if Guarantor were the primary obligor with respect to the payment obligations contained in Agreement. The foregoing obligations of Guarantor are subject to Company’s breach of its payment obligations under the Agreement, following written notice from Corporate Party to Company and Guarantor of such nonperformance, and a failure by Company to cure such nonperformance thirty (30) days following such notice.

1.2	Guarantor shall have the benefit of any defense of the Obligor pursuant to the Agreement and any arrangement, release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment in respect of the Agreement agreed between the Obligor and Corporate Party.

2.	Term. The term of this Guaranty shall commence on 31 May 2017. This Guaranty shall terminate immediately upon the receipt of the bank guaranty by the Obligor according to Section 12 of the Agreement but in each and any case not later than 31 December 2018. The Corporate Party will give back the original of this Guaranty to the Obligor immediately upon termination.

3.	Representations and Warranties of Guarantor. Guarantor hereby represents and warrants that it is a corporation duly organized under the laws of the jurisdiction of its creation, it has the power, authority and right to execute, deliver and perform this Guaranty, and that Company is a subsidiary or affiliate of Guarantor.

4.	Modification. No amendment of any provision of the Guaranty shall be effective unless it is in writing and signed by the Guarantor and Corporate Party.

5.	Entire Agreement. The Guaranty (including the documents and instruments referred to herein) constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, between the Guarantor and Corporate Party with respect to the subject matter hereof.

6.	Jurisdiction and applicable law: This agreement shall be governed by the law of Germany. Place of jurisdiction shall be Dusseldorf.

[Translation from German]

Annex 18

Tenancy easement

CREATION OF A LIMITED PERSONAL EASEMENT

PREAMBLE

[●] (hereinafter referred to as the “Owner” or the “Landlord”) is registered in the land register of the Local Court [Amtsgericht – AG] of [●] as the owner of a plot of land registered on folio [●] as plot [●], subplot [●] (hereinafter referred to as the “Site”).

Under a lease agreement dated [●] (hereinafter referred to as the “Lease Agreement”), the Landlord leases the Lease Object situated on the Site to [●] (hereinafter referred to as the “Tenant” or the “Beneficiary of the Easement”). The spaces highlighted in [colour] in the plan attached hereto as Annex 1 are the spaces leased out as aforesaid. Under this Lease Agreement, the Owner undertook to grant the Tenant a legally independent limited personal easement encumbering the plot of land referred to above.

Now, therefore, the following is declared:

1	CREATION OF EASEMENT

1.1	In compliance with the undertaking referred to above, the Owner hereby creates a limited personal easement in favour of

[●]

and encumbering its plot of land specified above, to the effect that the Tenant is allowed to use the parts of the Site highlighted in [colour] in the site plan attached hereto as Annex 1, and the buildings built thereon, as [●].

For this purpose, the Beneficiary of the Easement is also granted the right to access the Site and the buildings at any time and to access the Site with all kinds of motor vehicles and with bicycles. This right shall also be available to third parties, including, without limitation, to employees, customers, suppliers and other visitors of the Beneficiary of the Easement.

– hereinafter referred to as the “Easement” –

1.2	Exercise of the Easement may be transferred to third parties.

1.3	In the event of judicial receivership, the Beneficiary of the Easement shall pay to the respective receiver, for the benefit of the respective Owner of the Site, a fee for exercising the Easement in an amount equal to the rent payable under the Lease Agreement from time to time (taking into account the indexation provisions), plus Ancillary Costs and VAT, in accordance with the maturity provisions of the Lease Agreement. The Tenant shall be entitled to exercise its rights under the Easement only to the extent that and as long as it duly pays this fee. This shall also apply in the event that the Lease Agreement is terminated pursuant to Sec. 57a of the German Act on enforced sale and sequestration [Gesetz über die Zwangsversteigerung und Zwangsverwaltung – ZVG] or Sec. 111 of the German Insolvency Code [Insolvenzordnung – InsO].

1.4	The maximum amount of the compensation for the value of the present limited personal easement pursuant to Sec. 882 of the German Civil Code [Bürgerliches Gesetzbuch – BGB] shall be EUR 25,000.00. This maximum amount of the compensation for the value of the Easement must be recorded in the land register.

[Translation from German]

1.5	The Easement shall be recorded in the land register at the correct ranking position, however before the rights in Division III of the land register.

2	IN REM AGREEMENT ON A CONDITION SUBSEQUENT

2.1	This Easement shall extinguish if any one of the following conditions subsequent has been met:

(a)	The Lease Agreement between the respective Owner and the Tenant or its legal successor has ended as a result of termination; excepted from this is termination under Sec. 57a ZVG and Sec. 111 InsO.

(b)	The Lease Agreement between the respective Owner and the Tenant has ended by lapse of time, or has been brought to an end by mutual cancellation.

(c)	The Tenant or its legal successor fails to comply with its payment obligations pursuant to clause 1.3 above in relation to the respective Owner or any receiver in accordance with Sec. 543 Para. 2 Sentence 1 No. 3 BGB.

(d)	Irrespective of whether the agreement is terminated or otherwise ended, insolvency proceedings are instituted against the Tenant or its legal successor, or a petition for insolvency is dismissed for insufficiency of assets.

(e)	The respective Owner and the Tenant or its legal successor agree, without obtaining the written consent of the respective holders of charges on real property which are or will be registered in Division III of the land register, or that of their respective legal successors,

(i)	to change or cancel the maximum amount agreed in clause 1.4 of the compensation for the value pursuant to Sec. 882 BGB, or

(ii)	to change the content of this limited personal easement, or

(iii)	to grant any other holder of a charge on real property priority over this limited personal easement.

The conditions subsequent shall be recorded in the land register as forming part of the Easement.

2.2	Moreover, the Tenant authorises the cancellation of the Easement already now and hereby in the event that any of the cases referred to in clause 2.1 occurs. The officiating notary is hereby instructed to submit the cancellation authorisation to the land registry if and when this is unanimously requested by the Owner and the Tenant, or if and when the Landlord submits documents which demonstrate conclusively that one of the conditions subsequent has occurred.

3	AGREEMENTS IN PERSONAM

3.1	The Landlord and the Tenant undertake in relation to the respective holders of the charges on real property registered or to be registered in Division III of the land register, and in relation to their legal successors,

(i)	not to change the content of this limited personal easement,

(ii)	not to change or cancel the maximum amount agreed in clause 1.4 of the compensation for the value pursuant to Sec. 882 BGB,

[Translation from German]

(iii)	not to grant any other holder of a charge on real property priority over this limited personal easement, and

(iv)	not to change the provisions concerning the rent and the term of the Lease,

unless the prior written consent of the respective holders of the charges on real property registered or to be registered in Division III of the land register, or of their legal successors, has been received.

3.2	If the Lease ends as a result of termination pursuant to Sec. 57a ZVG or Sec. 111 InsO (hereinafter referred to as a “Secured Event”) while the Easement continues to exist, all provisions of the Lease Agreement as last amended by the time of termination shall apply mutatis mutandis to the exercise of the easement; in these Secured Events, the Easement may only be cancelled when the point in time has been reached until which the Lease would have existed in accordance with the agreement, taking into account both the Fixed Lease Term and all Options and rights of extension, if it had not been terminated early. All Options and rights of extension shall be exercised – if required – in accordance with the provisions of the Lease Agreement.

3.3	The Landlord and the Tenant undertake to transfer all rights and obligations under this Agreement (including this transfer obligation) to their respective legal successors. This undertaking shall also apply in relation to the respective holders of charges on real property with respect to the obligations owed to them.

4	AUTHORISATION, APPLICATION

4.1	The Owner hereby authorises and the Beneficiary of the Easement hereby applies for the Easement specified in more detail in clause 1 above, together with the conditions subsequent specified in more detail in clause 2, to be registered in the land register.

4.2	Notice of execution is requested to be sent to the certifying Notary.

5	MISCELLANEOUS

5.1	To the extent that any provisions are agreed upon as part of this agreement creating the Easement which cannot be content in rem of a limited personal easement, the respective content shall be deemed agreed between the Parties under the law of obligations.

5.2	The costs of this creation of the Easement and of its registration in the land register shall be borne by the Beneficiary of the Easement.

Place, date	Place, date

– Beneficiary of the Easement –	– Owner –

Notarial signature certification/certificate of representation

[Translation from German]

ANNEX 19

Power of Attorney

The undersigned Jupiter Einhundertvierundfünfzig GmbH (to be renamed “Immofinanz Medienhafen GmbH”), a company having its registered office in Cologne and registered in the commercial register of the Local Court [Amtsgericht – AG] of Cologne under company registration number HRB 83140, represented by its Managing Directors Christian Riener and Werner Schwaiger, hereby instructs and authorises

Mr. Dietmar Reindl

born on 3 August 1969

with business address at Wienerbergstrasse 11 in 1100 Vienna hereinafter referred to as the “AGENT”, acting under an individual power of attorney,

a)	to validly negotiate the Lease Agreement between Jupiter Einhundertvierundfünfzig GmbH (to be renamed “Immofinanz Medienhafen GmbH”) and Trivago GmbH for a plot of land at Kesselstrasse/Holzstrasse in the Media Harbour area in Düsseldorf, registered under subdistrict of Hamm, plot 40, subplots 633, 634 and 636, including its Annexes, for it and to sign it on its behalf,

b)	to make, and take receipt of, all declarations associated with the formation of the Lease Agreement, including, without limitation, all declarations conducive to its performance, in the form in which each of them is required to be made or received.

Moreover, the Agent is hereby instructed and authorised to perform all acts and make and take receipt of all declarations deemed necessary, useful or required in the context of the formation and performance of the Lease Agreement. Moreover, this Power of Attorney confers the right to do everything the Agent deems useful or necessary for the formation and operation (including unwinding) of the Lease Agreement. The Agent shall expressly have the right to act on a dual representation basis and to enter into “self-dealing” transactions [Insichgeschäfte] (release from the restrictions under Sec. 181 of the German Civil Code [Bürgerliches Gesetzbuch – BGB]).

Finally, the Agent is hereby authorised to delegate the authority conferred to him by this Power of Attorney, thereby releasing his agent from the restrictions under Sec. 181 BGB.

[Translation from German]

This Power of Attorney is valid until 31 December 2015.

Cologne, this 21 July 2015

[Signature: illegible]	[Signature: illegible]
Werner Schwaiger	Christian Riener

Jupiter Einhundertvierundfünfzig GmbH

(to be renamed “Immofinanz Medienhafen GmbH”)